UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21781

Pioneer Series Trust IV

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: July 31, 2023

Date of reporting period: August 1, 2022 through January 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer Balanced ESG Fund
Semiannual Report  |  January 31, 2023

A: AOBLX	C: PCBCX	K: PCBKX	R: CBPRX	Y: AYBLX

visit us: www.amundi.com/us

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, the father of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “Active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate the risks during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
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We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
March 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/233

Portfolio Management Discussion  |  1/31/23
In the following interview, Howard Weiss, Bradley Komenda, and Lawrence Zeno discuss the factors that affected the performance of Pioneer Balanced ESG Fund during the six-month period ended January 31, 2023. Mr. Weiss, CFA, a Senior Vice President and Director of Multi-Asset Solutions, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), co-manages the Fund, along with Mr. Komenda, Managing Director, Director of Investment Grade Corporates, and a portfolio manager at Amundi US; Mr. Zeno, a Vice President and a portfolio manager at Amundi US; and Fergal Jackson, a Vice President and a portfolio manager at Amundi US.
Q	How did the Fund perform during the six-month period ended January 31, 2023?
A	Pioneer Balanced ESG Fund’s Class A shares returned 1.04% at net asset value during the six-month period ended January 31, 2023, while the Fund’s benchmarks, the Standard & Poor’s 500 Index (the S&P 500) and the Bloomberg US Aggregate Bond Index (the Bloomberg Index), returned -0.44% and -2.37%, respectively. During the same six-month period, the average return of the 764 mutual funds in Morningstar’s 50% to 70% Equity Allocation Funds category was 0.59%.
Q	Could you describe the investment environment during the six-month period ended January 31, 2023?
A	Entering the period in August 2022, the prospect of continued tightening of monetary policy by central banks, including the US Federal Reserve (Fed), dominated the market’s focus. With data showing that US year-over-year consumer price inflation had reached a new high of 9.1% in June 2022, prior to the start of the period, expectations were that the Fed, which had begun raising interest rates in March 2022, would continue to aggressively increase the target range for its benchmark federal funds rate in an effort to bring inflation under control. Indeed, the Fed implemented successive increases of 75 basis points (bps) in the federal funds rate target range at its July and September meetings, moves which weighed on investor sentiment in the credit-oriented segment of the market, and on the performance of riskier assets, such as stocks and corporate bonds, broadly. (A basis point is equal to 1/100th of a percentage point.)
As post-June inflation data showed signs of modest easing, investors began to anticipate a pivot by the Fed to a more dovish policy stance, leading to strong returns in both the equity and
4Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

fixed-income markets in October and November, despite another increase of 75 bps to the federal funds target range in early November. However, the market soon turned its attention to the potential recessionary effects of the higher interest-rate regime already put in place by the Fed, leading riskier assets to retrace some of their fourth-quarter gains over the month of December. The Fed implemented a more modest increase to the federal funds target range of 50 bps at its December meeting, leaving the federal funds target range at 4.25% ‒ 4.50% at the end of 2022, its highest level since the fall of 2007.
As the six-month period drew to a close, riskier assets rallied amid growing optimism that the Fed and other leading central banks were poised to stop raising interest rates. January 2023 saw US Treasury yields ease off their recent highs, based on the market’s outlook for easier monetary policy, boosting performance for fixed-income assets in general. In addition, the reopening of China’s economy as the government unwound its “Zero-COVID” policy eased investors’ concerns about slowing global economic growth. Against that backdrop, areas of the market that had lagged during the 2022 sell-off, such as growth stocks and corporate credit, outperformed. As of January 31, 2023, the yield on the 10-year US Treasury was 3.52%, an increase of 85 bps relative to the 10-year yield of 2.67% at the beginning of the six-month period.
Q	How did you broadly position the Fund’s portfolio during the six-month period ended January 31, 2023?
A	At the start of the period, we had allocated approximately 60% of the Fund’s invested assets to equities and nearly 38% to fixed-income securities. As of January 31, 2023, the portfolio’s equity allocation stood at roughly 62.5%, with the fixed-income allocation at roughly 37.5% of the Fund’s invested assets. The portfolio’s strategic target allocations typically have been 62.5% equity/37.5% fixed income.
Q	Could you review the Fund’s commitment to environmental, social, and governance (ESG) investing?
A	The Fund applies environmental, social and governance (ESG) criteria to its investments, and Amundi US considers ESG factors in our fundamental research and investment selection processes.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/235

Amundi US believes that ESG-related information helps us gain a more complete understanding of a company and its business. As part of the Fund’s ESG investment criteria, the Fund generally will not invest in companies significantly involved in the production of alcohol, tobacco products, and controversial military weapons consisting of cluster weapons, antipersonnel mines, nuclear weapons, and biological and chemical weapons, and the operation of coal mines and gambling casinos and other gaming businesses. Amundi US also considers pertinent ESG information in its investment decisions, including ESG ratings, in seeking to avoid investing in companies perceived to have the most ESG-related risk.
Q	What specific investments within the portfolio’s equity allocation had noteworthy effects on the Fund’s benchmark-relative performance during the six-month period ended January 31, 2023?
A	Our equity investment strategy has emphasized portfolio diversification*, and seeking to own shares of companies that we believe feature reasonable valuations, good ESG standings, and that have a history of consistent payment of dividends**. For the six-month period, stock selection results were the primary driver of the Fund’s positive performance relative to the S&P 500, while sector allocation decisions also proved modestly beneficial for relative returns.
Stock selection results within the information technology sector made the biggest positive contribution to the Fund’s relative performance, followed by selection results within the health care, consumer discretionary, and consumer staples sectors. Conversely, selection results within the financials, communication services, and energy sectors lagged and weighed modestly on Fund’s relative performance for the period. With regard to sector allocation, a modest portfolio overweight to energy led positive contributions to the Fund’s relative returns, while there were no material detractors from relative performance from an allocation perspective.
With regard to individual securities, lack of portfolio exposure to both electronic vehicle manufacturer Tesla, within the consumer
*	Diversification does not assure a profit nor protect against loss.
**	Dividends are not guaranteed.
6Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

discretionary sector, and personal computer/mobile phone provider Apple, within the information technology sector, were key positive contributors to the Fund’s relative returns for the period, as higher interest rates weighed on the performance of large-cap growth stocks. Higher interest rates have tended to erode the value of future earnings, an important factor for large-growth companies. An off-benchmark portfolio position in National Instruments, within information technology, also made a notable positive contribution to the Fund’s relative performance. National Instruments, which manufactures automated test equipment, saw its share price rise during the period after the company received a take-over offer in mid-January. Other portfolio positions that aided the Fund’s relative performance for the period included hospital services provider Cardinal Health, within the health care sector, and Lamb Weston, which makes frozen potato products, within the consumer staples sector.
On the downside, the biggest individual detractors from the Fund’s relative returns within the equity portion of the portfolio included exposure to Alphabet, within the communication services sector, as Google’s parent company has seen its results suffer of late, due to a decline in digital advertising spending. Within the consumer discretionary sector, the Fund’s shares of Amazon.com declined notably during the period, as the company has seen slowing growth in both its e-commerce and cloud services segments. Within the information technology sector, an overweight portfolio position in Advanced Micro Devices detracted from the Fund’s relative returns as the market’s sentiment with respect to the semiconductor company suffered due to recession concerns. Finally, a lack of portfolio exposure to both ExxonMobil, within the energy sector, and JPMorgan Chase,
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/237

within the financials sector, weighed on the Fund’s relative performance as both stocks performed well over the six-month period.
Q	What investment strategies within the portfolio’s fixed-income allocations had noteworthy effects on the Fund’s benchmark-relative performance during the six-month period ended January 31, 2023?
A	Positive contributions to relative performance within the fixed-income portion of the portfolio were highlighted by the Fund’s positioning within corporate credit. Specifically, the Fund was overweight to the financials sector versus the fixed-income benchmark, the Bloomberg Index — most notably to banks, which experienced (credit) spread tightening and rising prices, relative to industrial issues. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) Market sentiment with respect to bank credits received support during the period from stronger-than-expected earnings and lower-than-anticipated losses on consumer loans. In addition, the Fund had a tilt towards longer-duration issues, which benefited the most from narrowing credit spreads. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)
The Fund was significantly underweight to US Treasuries versus the benchmark during the period, which benefited relative performance. Treasuries lagged the returns of corporate credit, given rising yields and corresponding price weakness, along with narrowing credit spreads.
The Fund’s overweight to commercial mortgage-backed securities (CMBS) constrained relative returns during the six-month period, as securitized assets, such as MBS, experienced notable weakness in October of 2022 due to investors’ mounting concerns about a potential recession. However, positive security selection results within the portfolio’s CMBS allocation essentially offset the negative effects of the Fund’s overweight to the sector.
Over the six-month period, we shifted the Fund from an underweight stance with respect to duration versus the
8Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

benchmark (short duration) to a modest duration overweight (long duration). The Fund’s duration positioning and positioning along the yield curve essentially had a neutral effect on benchmark-relative performance within the portfolio’s fixed-income allocation during the period.
Q	Did the Fund have any exposure to derivative securities during the six-month period ended January 31, 2023? If so, did the derivatives have a material effect on performance?
A	Yes, we invested the Fund in Treasury futures as part of our duration-management strategy within the fixed-income portion of the portfolio. We believe the use of Treasury futures allows us to express our views on duration and yield-curve positioning in the most efficient manner. The use of Treasury futures had a negligible effect on the Fund’s relative performance during the period.
Q	Did the Fund’s yield, or distributions***to shareholders, change during the six-month period ended January 31, 2023?
A	Rising Treasury yields over the course of the six-month period resulted in an increase in the Fund’s distribution rate, while having a negative effect on total returns, due to declining bond prices.
Q	What is your investment outlook?
A	The US macroeconomic situation remains highly unusual, in our view, due to the lingering effects of COVID-19-related changes in consumption, production, and supply chains. As consumption has continued to shift away from goods to services and as supply chains have continued to normalize, manufacturing has slowed overall. Supply chain disruptions have decreased significantly, but backlogs remain for many products. At the same time, the domestic job market has remained overheated, with job openings far in excess of available workers. Inflation has remained well above the Fed’s longer-run goal of 2%, and wage growth has been above levels consistent with that inflation target. The Fed has continued to focus on cooling the labor market to bring wage inflation down, and likely hopes that it can do so without tipping
***	Distributions are not guaranteed.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/239

the economy into recession. However, we believe the path to such a “soft landing” for the economy remains narrow.
We believe clarity on when the Fed will eventually pause its rate-hiking cycle could boost investor demand for riskier assets in general, and provide a tailwind for fixed-income market returns, based on both spread tightening in the securitized and financials sectors, and declining interest rates over the near term. With that said, we still see elevated risk for persistent inflation, especially with respect to core services, where the Fed’s monetary tightening has, so far, had little impact. Together with a robust employment backdrop, this suggests, to us, that the terminal (ending) rate for federal funds target range could be higher than previously expected.
As a result, while the Fund’s fixed-income portfolio had a modest long-duration stance versus the Bloomberg Index at the end of the period, we may look to move to a more neutral-duration positioning. Within corporate credit, we have continued to favor investments in financials – and banks, in particular – as we feel valuations have remained historically dislocated relative to the industrials sector.
With regard to the equity portion of the portfolio, at period-end, the Fund’s largest sector overweights versus the S&P 500 were to health care and energy. Within health care, the portfolio has been tilted toward life sciences and biotechnology companies. The largest underweight relative to the S&P 500 in the equity portion of the portfolio as of period-end was to the information technology sector, as hawkish monetary policy has weighed on the performance of many growth-oriented companies with more distant earnings prospects/projections.
10Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Please refer to the Schedule of Investments on pages 23-63 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG standards.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate), or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2311

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed income securities. Mortgage-backed securities are also subject to pre-payments.
Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus. Before investing, consider the product's investment objectives, risks, charges, and expenses. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
12Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Portfolio Summary  |  1/31/23
Portfolio Diversification

(As a percentage of total investments)*
Sector Distribution

(As a percentage of total investments)*
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2313

Portfolio Summary  |  1/31/23
10 Largest Holdings

(As a percentage of total investments)*
1.	Alphabet, Inc., Class A	3.66%
2.	U.S. Treasury Bonds, 3.125%, 5/15/48	2.79
3.	Microsoft Corp.	2.58
4.	AbbVie, Inc.	2.06
5.	Visa, Inc., Class A	1.93
6.	PNC Financial Services Group, Inc.	1.75
7.	PepsiCo., Inc.	1.57
8.	Cisco Systems, Inc.	1.54
9.	Lamb Weston Holdings, Inc.	1.35
10.	Hewlett Packard Enterprise Co.	1.32

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
(l)  Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc. (the “Adviser”).
14Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Prices and Distributions  |  1/31/23
Net Asset Value per Share
Class	1/31/23	7/31/22
A	$9.53	$9.66
C	$9.43	$9.57
K	$9.50	$9.64
R	$9.54	$9.68
Y	$9.60	$9.74

Distributions per Share: 8/1/22 - 1/31/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.0879	$—	$0.1317
C	$0.0605	$—	$0.1317
K	$0.1050	$—	$0.1317
R	$0.0814	$—	$0.1317
Y	$0.1040	$—	$0.1317
Index Definitions
The Standard & Poor’s 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. The Bloomberg US Aggregate Bond Index is an unmanaged measure of the US bond market. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 16- 20 .
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2315

Performance Update | 1/31/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Balanced ESG Fund at public offering price during the periods shown, compared to that of the Standard & Poor’s 500 Index and the Bloomberg US Aggregate Bond Index.
Average Annual Total Returns (As of January 31, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	S&P 500 Index	Bloomberg US Aggregate Bond Index
10 Years	7.55%	7.05%	12.68%	1.43%
5 Years	5.59	4.63	9.54	0.86
1 Year	-7.26	-11.44	-8.22	-8.36
Expense Ratio (Per prospectus dated December 1, 2022)
Gross
0.95%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of the maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
16Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Performance Update | 1/31/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index and the Bloomberg US Aggregate Bond Index.
Average Annual Total Returns (As of January 31, 2023)
Period	If Held	If Redeemed	S&P 500 Index	Bloomberg US Aggregate Bond Index
10 Years	6.73%	6.73%	12.68%	1.43%
5 Years	4.81	4.81	9.54	0.86
1 Year	-8.00	-8.90	-8.22	-8.36
Expense Ratio (Per prospectus dated December 1, 2022)
Gross
1.69%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share.  “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2317

Performance Update | 1/31/23	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index and the Bloomberg US Aggregate Bond Index.
Average Annual Total Returns (As of January 31, 2023)
Period	Net Asset Value (NAV)	S&P 500 Index	Bloomberg US Aggregate Bond Index
10 Years	7.76%	12.68%	1.43%
5 Years	5.89	9.54	0.86
1 Year	-7.00	-8.22	-8.36
Expense Ratio (Per prospectus dated December 1, 2022)
Gross
0.65%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 1, 2015, would have been higher than the performance shown. For the period beginning December 1, 2015, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
18Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Performance Update | 1/31/23	Class R Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index and the Bloomberg US Aggregate Bond Index.
Average Annual Total Returns (As of January 31, 2023)
Period	Net Asset Value (NAV)	S&P 500 Index	Bloomberg US Aggregate Bond Index
10 Years	7.35%	12.68%	1.43%
5 Years	5.30	9.54	0.86
1 Year	-7.51	-8.22	-8.36
Expense Ratio (Per prospectus dated December 1, 2022)
Gross
1.20%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
 Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2319

Performance Update | 1/31/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index and the Bloomberg US Aggregate Bond Index.
Average Annual Total Returns (As of January 31, 2023)
Period	Net Asset Value (NAV)	S&P 500 Index	Bloomberg US Aggregate Bond Index
10 Years	7.85%	12.68%	1.43%
5 Years	5.91	9.54	0.86
1 Year	-7.05	-8.22	-8.36
Expense Ratio (Per prospectus dated December 1, 2022)
Gross	Net
0.75%	0.65%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2023 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for more current expense ratios.
20Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Balanced ESG Fund
Based on actual returns from August 1, 2022 through January 31, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 8/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 1/31/23	$1,010.40	$1,006.40	$1,011.20	$1,008.60	$1,011.00
Expenses Paid During Period*	$4.61	$8.34	$3.09	$5.87	$3.29

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91%, 1.65%, 0.61%, 1.16%, and 0.65% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the one-half year period).
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2321

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Balanced ESG Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2022 through January 31, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 8/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 1/31/23	$1,020.62	$1,016.89	$1,022.13	$1,019.36	$1,021.93
Expenses Paid During Period*	$4.63	$8.39	$3.11	$5.90	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91%, 1.65%, 0.61%, 1.16%, and 0.65% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the one-half year period).
22Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Schedule of Investments   |  1/31/23
(unaudited)
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 102.0%
	Senior Secured Floating Rate Loan Interests — 0.1% of Net Assets*(a)
	Chemicals-Diversified — 0.0%†
39,700	LSF11 A5 HoldCo LLC, Term Loan, 8.176% (SOFR + 350 bps), 10/15/28	$ 38,608
108,350	Mativ Holdings, Inc., Term B Loan, 8.375% (SOFR + 375 bps), 4/20/28	106,454
	Total Chemicals-Diversified	$145,062
	Finance-Leasing Company — 0.0%†
72,233	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 5.986% (LIBOR + 150 bps), 2/12/27	$ 72,078
	Total Finance-Leasing Company	$72,078
	Medical-Wholesale Drug Distribution — 0.0%†
64,513	Owens & Minor, Inc., Term B-1 Loan, 8.411% (SOFR + 375 bps), 3/29/29	$ 64,472
	Total Medical-Wholesale Drug Distribution	$64,472
	Metal Processors & Fabrication — 0.0%†
98,750	Grinding Media, Inc. (Molycop, Ltd.), First Lien Initial Term Loan, 8.765% (LIBOR + 400 bps), 10/12/28	$ 97,022
	Total Metal Processors & Fabrication	$97,022
	REITS-Storage — 0.1%
166,687	Iron Mountain Information Management LLC, Incremental Term B Loan , 6.32% (LIBOR + 175 bps), 1/2/26	$ 166,479
	Total REITS-Storage	$166,479
	Total Senior Secured Floating Rate Loan Interests (Cost $547,786)	$545,113

Shares
	Common Stocks — 63.7% of Net Assets
	Air Freight & Logistics — 0.4%
9,383	United Parcel Service, Inc., Class B	$ 1,738,013
	Total Air Freight & Logistics	$1,738,013
	Automobiles — 0.4%
62,399	Honda Motor Co., Ltd. (A.D.R.)	$ 1,548,743
	Total Automobiles	$1,548,743
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2323

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Shares		Value
	Banks — 3.9%
72,631	Bank of America Corp.	$ 2,576,948
42,215	PNC Financial Services Group, Inc.	6,983,628
29,186	Popular, Inc.	2,003,327
77,143	Regions Financial Corp.	1,815,946
40,028	Truist Financial Corp.	1,976,983
	Total Banks	$15,356,832
	Beverages — 1.6%
36,697	PepsiCo., Inc.	$ 6,275,921
	Total Beverages	$6,275,921
	Biotechnology — 2.6%
55,544	AbbVie, Inc.	$ 8,206,626
8,681(b)	Alnylam Pharmaceuticals, Inc.	1,965,378
	Total Biotechnology	$10,172,004
	Capital Markets — 0.9%
20,868	CME Group, Inc.	$ 3,686,541
	Total Capital Markets	$3,686,541
	Chemicals — 1.5%
7,121	Air Products and Chemicals, Inc.	$ 2,282,352
20,151	International Flavors & Fragrances, Inc.	2,266,181
22,700	Mosaic Co.	1,124,558
	Total Chemicals	$5,673,091
	Communications Equipment — 2.6%
126,104	Cisco Systems, Inc.	$ 6,137,482
15,922	Motorola Solutions, Inc.	4,092,113
	Total Communications Equipment	$10,229,595
	Electrical Equipment — 0.9%
20,666	Eaton Corp. Plc	$ 3,352,232
	Total Electrical Equipment	$3,352,232
	Electronic Equipment, Instruments & Components — 1.3%
53,205	National Instruments Corp.	$ 2,873,070
17,397	TE Connectivity, Ltd.	2,212,029
	Total Electronic Equipment, Instruments & Components	$5,085,099
	Entertainment — 0.4%
14,604(b)	Walt Disney Co.	$ 1,584,388
	Total Entertainment	$1,584,388
The accompanying notes are an integral part of these financial statements.
24Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Shares		Value
	Equity Real Estate Investment Trusts (REITs) — 1.6%
14,376	Crown Castle, Inc.	$ 2,129,229
1,911	Equinix, Inc.	1,410,566
143,605	Outfront Media, Inc.	2,857,740
	Total Equity Real Estate Investment Trusts (REITs)	$6,397,535
	Food & Staples Retailing — 0.9%
75,500	Seven & i Holdings Co., Ltd.	$ 3,553,862
	Total Food & Staples Retailing	$3,553,862
	Food Products — 1.4%
54,064	Lamb Weston Holdings, Inc.	$ 5,400,453
	Total Food Products	$5,400,453
	Health Care Equipment & Supplies — 0.6%
9,277(b)	Intuitive Surgical, Inc.	$ 2,279,266
	Total Health Care Equipment & Supplies	$2,279,266
	Health Care Providers & Services — 4.3%
63,586	Cardinal Health, Inc.	$ 4,912,019
15,003	Cigna Corp.	4,751,000
40,361	CVS Health Corp.	3,560,647
6,956	Elevance Health, Inc.	3,477,930
	Total Health Care Providers & Services	$16,701,596
	Hotels, Restaurants & Leisure — 1.9%
114,011	Cedar Fair LP	$ 4,781,621
5,110	Vail Resorts, Inc.	1,340,558
17,989	Wyndham Hotels & Resorts, Inc.	1,394,327
	Total Hotels, Restaurants & Leisure	$7,516,506
	Household Durables — 1.5%
68,952	PulteGroup, Inc.	$ 3,922,679
33,360	Toll Brothers, Inc.	1,984,587
	Total Household Durables	$5,907,266
	Household Products — 0.6%
35,639	Reckitt Benckiser Group Plc	$ 2,535,196
	Total Household Products	$2,535,196
	Insurance — 1.5%
14,383	Chubb, Ltd.	$ 3,271,989
49,889	Sun Life Financial, Inc.	2,505,924
	Total Insurance	$5,777,913
	Interactive Media & Services — 3.7%
147,800(b)	Alphabet, Inc., Class A	$ 14,608,552
	Total Interactive Media & Services	$14,608,552
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2325

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Shares		Value
	IT Services — 3.0%
17,050	Automatic Data Processing, Inc.	$ 3,850,061
33,497	Visa, Inc., Class A	7,711,344
	Total IT Services	$11,561,405
	Life Sciences Tools & Services — 0.8%
14,418(b)	IQVIA Holdings, Inc.	$ 3,307,633
	Total Life Sciences Tools & Services	$3,307,633
	Machinery — 1.9%
10,464	Caterpillar, Inc.	$ 2,639,963
10,944	Deere & Co.	4,627,561
	Total Machinery	$7,267,524
	Metals & Mining — 1.8%
31,172	Alcoa Corp.	$ 1,628,425
9,553	Reliance Steel & Aluminum Co.	2,172,830
77,069	Teck Resources, Ltd., Class B	3,337,088
	Total Metals & Mining	$7,138,343
	Oil, Gas & Consumable Fuels — 4.1%
28,308	Phillips 66	$ 2,838,443
16,102	Pioneer Natural Resources Co.	3,709,096
57,865	Shell Plc (A.D.R.)	3,403,041
61,178	Targa Resources Corp.	4,589,574
9,651	Valero Energy Corp.	1,351,429
	Total Oil, Gas & Consumable Fuels	$15,891,583
	Personal Products — 0.9%
12,766	Estee Lauder Cos., Inc., Class A	$ 3,537,203
	Total Personal Products	$3,537,203
	Pharmaceuticals — 3.4%
12,670	Eli Lilly & Co.	$ 4,360,381
22,386	Merck KGaA	4,649,572
93,714	Pfizer, Inc.	4,138,410
	Total Pharmaceuticals	$13,148,363
	Professional Services — 0.3%
14,608	Robert Half International, Inc.	$ 1,226,488
	Total Professional Services	$1,226,488
	Semiconductors & Semiconductor Equipment — 3.4%
57,000(b)	Advanced Micro Devices, Inc.	$ 4,283,550
12,204	Analog Devices, Inc.	2,092,620
The accompanying notes are an integral part of these financial statements.
26Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Shares		Value
	Semiconductors & Semiconductor Equipment — (continued)
6,815	Lam Research Corp.	$ 3,408,181
60,682	Micron Technology, Inc.	3,659,125
	Total Semiconductors & Semiconductor Equipment	$13,443,476
	Software — 3.3%
41,565	Microsoft Corp.	$ 10,300,223
14,262(b)	Salesforce, Inc.	2,395,588
	Total Software	$12,695,811
	Specialty Retail — 2.3%
15,070	Home Depot, Inc.	$ 4,885,242
49,224	TJX Cos., Inc.	4,029,477
	Total Specialty Retail	$8,914,719
	Technology Hardware, Storage & Peripherals — 1.4%
327,041	Hewlett Packard Enterprise Co.	$ 5,275,171
	Total Technology Hardware, Storage & Peripherals	$5,275,171
	Textiles, Apparel & Luxury Goods — 0.6%
49,785	Tapestry, Inc.	$ 2,268,702
	Total Textiles, Apparel & Luxury Goods	$2,268,702
	Trading Companies & Distributors — 2.0%
44,163(b)	AerCap Holdings NV	$ 2,791,543
36,365	Ferguson Plc	5,176,194
	Total Trading Companies & Distributors	$7,967,737
	Total Common Stocks (Cost $188,949,481)	$ 249,024,762

Principal Amount USD ($)
	Asset Backed Securities — 2.4% of Net Assets
89,127	Accelerated LLC, Series 2021-1H, Class C, 2.35%, 10/20/40 (144A)	$ 78,570
300,000	Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class D, 7.25%, 5/21/29 (144A)	300,920
200,000(a)	Arbor Realty Collateralized Loan Obligation, Ltd., Series 2020-FL1, Class C, 6.647% (1 Month Term SOFR + 216 bps), 2/15/35 (144A)	196,423
300,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL3, Class C, 6.304% (1 Month USD LIBOR + 185 bps), 8/15/34 (144A)	271,409
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2327

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
750,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL4, Class D, 7.354% (1 Month USD LIBOR + 290 bps), 11/15/36 (144A)	$ 712,742
365,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL1, Class C, 6.579% (SOFR30A + 230 bps), 1/15/37 (144A)	344,289
400,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL2, Class C, 7.928% (1 Month Term SOFR + 345 bps), 5/15/37 (144A)	394,463
250,000(a)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A, Class D, 8.592% (3 Month USD LIBOR + 380 bps), 1/15/33 (144A)	233,911
210,620	Blackbird Capital Aircraft, Series 2021-1A, Class A, 2.443%, 7/15/46 (144A)	178,611
160,000(a)	BSPRT Issuer, Ltd., Series 2022-FL8, Class C, 6.579% (SOFR30A + 230 bps), 2/15/37 (144A)	152,284
162,160	BXG Receivables Note Trust, Series 2018-A, Class C, 4.44%, 2/2/34 (144A)	151,495
250,000(a)	Carlyle US CLO, Ltd., Series 2019-4A, Class CR, 7.858% (3 Month Term SOFR + 320 bps), 4/15/35 (144A)	231,521
140,178(c)	Cascade MH Asset Trust, Series 2019-MH1, Class A, 4.00%, 11/25/44 (144A)	132,056
200,000	Commercial Equipment Finance LLC, Series 2021-A, Class C, 3.55%, 12/15/28 (144A)	187,467
400,000	Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class A, 6.19%, 10/15/30 (144A)	387,772
134,449	CoreVest American Finance Trust, Series 2020-3, Class A, 1.358%, 8/15/53 (144A)	120,043
500,000	Crossroads Asset Trust, Series 2021-A, Class D, 2.52%, 1/20/26 (144A)	473,837
100,000	DataBank Issuer, Series 2021-1A, Class B, 2.65%, 2/27/51 (144A)	88,411
194,000	Domino's Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.668%, 10/25/49 (144A)	174,687
30,000	Drive Auto Receivables Trust, Series 2020-2, Class D, 3.05%, 5/15/28	29,314
400,000(c)	Finance of America HECM Buyout, Series 2022-HB1, Class M3, 5.084%, 2/25/32 (144A)	376,198
48,771	Foundation Finance Trust, Series 2021-1A, Class A, 1.27%, 5/15/41 (144A)	44,001
380,000(a)	Gracie Point International Funding, Series 2022-2A, Class A, 7.06% (SOFR30A + 275 bps), 7/1/24 (144A)	380,288
125,000(a)	HGI CRE CLO, Ltd., Series 2021-FL2, Class C, 6.259% (1 Month USD LIBOR + 180 bps), 9/17/36 (144A)	117,546
The accompanying notes are an integral part of these financial statements.
28Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
197,500	HOA Funding LLC - HOA, Series 2021-1A, Class A2, 4.723%, 8/20/51 (144A)	$ 157,896
121,070	Home Partners of America Trust, Series 2019-1, Class D, 3.406%, 9/17/39 (144A)	108,337
166,149	Home Partners of America Trust, Series 2019-2, Class E, 3.32%, 10/19/39 (144A)	142,201
100,000	Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.54%, 3/20/26 (144A)	100,000
500,000(a)	MF1, Ltd., Series 2021-FL7, Class D, 7.02% (1 Month USD LIBOR + 255 bps), 10/16/36 (144A)	468,170
39,503	Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%, 9/20/40 (144A)	34,838
101,039	Mosaic Solar Loan Trust, Series 2020-1A, Class A, 2.10%, 4/20/46 (144A)	88,743
150,000	Nelnet Student Loan Trust, Series 2021-A, Class B1, 2.85%, 4/20/62 (144A)	126,151
70,488	NMEF Funding LLC, Series 2019-A, Class C, 3.30%, 8/17/26 (144A)	70,090
100,000	NMEF Funding LLC, Series 2021-A, Class C, 2.58%, 12/15/27 (144A)	95,221
100,000	NMEF Funding LLC, Series 2022-B, Class C, 8.54%, 6/15/29 (144A)	102,285
200,000	Oportun Funding XIV LLC, Series 2021-A, Class C, 3.44%, 3/8/28 (144A)	185,828
250,000(a)	Palmer Square Loan Funding, Ltd., Series 2020-1A, Class B, 6.575% (3 Month USD LIBOR + 190 bps), 2/20/28 (144A)	246,533
250,000	Republic Finance Issuance Trust, Series 2021-A, Class A, 2.30%, 12/22/31 (144A)	230,534
100,000	Republic Finance Issuance Trust, Series 2021-A, Class C, 3.53%, 12/22/31 (144A)	88,696
250,000	SCF Equipment Leasing LLC, Series 2021-1A, Class D, 1.93%, 9/20/30 (144A)	224,435
86,670	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.97%, 9/25/37 (144A)	78,914
325,000(a)	STWD, Ltd., Series 2022-FL3, Class B, 6.229% (SOFR30A + 195 bps), 11/15/38 (144A)	309,593
100,000	Tricolor Auto Securitization Trust, Series 2021-1A, Class D, 1.92%, 5/15/26 (144A)	97,707
168,907	Tricon American Homes Trust, Series 2019-SFR1, Class A, 2.75%, 3/17/38 (144A)	158,777
120,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.73%, 11/17/39 (144A)	100,641
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2329

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
158,886	Welk Resorts LLC, Series 2019-AA, Class C, 3.34%, 6/15/38 (144A)	$ 152,941
79,759	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%, 3/20/34 (144A)	78,910
291,305	Westgate Resorts LLC, Series 2022-1A, Class C, 2.488%, 8/20/36 (144A)	274,909
	Total Asset Backed Securities (Cost $10,094,127)	$9,480,608

	Collateralized Mortgage Obligations—4.3% of Net Assets
670,508(c)	Bayview MSR Opportunity Master Fund Trust, Series 2021-2, Class A2, 2.50%, 6/25/51 (144A)	$ 559,743
491,348(c)	Bayview MSR Opportunity Master Fund Trust, Series 2022-5, Class B2, 3.469%, 2/25/52 (144A)	360,301
8,476(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 6.356% (1 Month USD LIBOR + 185 bps), 10/25/28 (144A)	8,475
1,407(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 6.256% (1 Month USD LIBOR + 175 bps), 3/25/29 (144A)	1,407
136,138(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M1C, 8.206% (1 Month USD LIBOR + 370 bps), 10/25/30 (144A)	137,503
150,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M2, 9.356% (1 Month USD LIBOR + 485 bps), 10/25/30 (144A)	151,311
68,215(a)	Bellemeade Re, Ltd., Series 2020-4A, Class M2B, 8.106% (1 Month USD LIBOR + 360 bps), 6/25/30 (144A)	68,565
150,000(a)	Bellemeade Re, Ltd., Series 2021-3A, Class M2, 7.46% (SOFR30A + 315 bps), 9/25/31 (144A)	136,534
425,000(c)	BINOM Securitization Trust, Series 2022-RPL1, Class M2, 3.00%, 2/25/61 (144A)	305,627
100,000(c)	Bunker Hill Loan Depositary Trust, Series 2020-1, Class A3, 3.253%, 2/25/55 (144A)	91,018
100,000(c)	Cascade Funding Mortgage Trust, Series 2021-HB6, Class M3, 3.735%, 6/25/36 (144A)	90,920
150,000	Cascade MH Asset Trust, Series 2021-MH1, Class M1, 2.992%, 2/25/46 (144A)	113,595
450,000(c)	CFMT LLC, Series 2021-HB5, Class M3, 2.91%, 2/25/31 (144A)	417,977
200,000(c)	CFMT LLC, Series 2021-HB7, Class M3, 3.849%, 10/27/31 (144A)	183,434
The accompanying notes are an integral part of these financial statements.
30Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
130,000(c)	CFMT LLC, Series 2022-HB9, Class M3, 3.25%, 9/25/37 (144A)	$ 102,808
500,000(c)	Citigroup Mortgage Loan Trust, Series 2018-RP3, Class M3, 3.25%, 3/25/61 (144A)	416,622
676,352(c)	Citigroup Mortgage Loan Trust, Series 2021-INV2, Class B1W, 2.989%, 5/25/51 (144A)	518,263
1,080(a)	Connecticut Avenue Securities Trust, Series 2019-R06, Class 2M2, 6.606% (1 Month USD LIBOR + 210 bps), 9/25/39 (144A)	1,080
13,120(a)	Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M2, 6.606% (1 Month USD LIBOR + 210 bps), 10/25/39 (144A)	13,119
42,169(a)	Connecticut Avenue Securities Trust, Series 2020-R02, Class 2M2, 6.506% (1 Month USD LIBOR + 200 bps), 1/25/40 (144A)	42,021
660,000(a)	Connecticut Avenue Securities Trust, Series 2022-R02, Class 2M2, 7.31% (SOFR30A + 300 bps), 1/25/42 (144A)	641,441
82,591(a)	Eagle Re, Ltd., Series 2018-1, Class M1, 6.206% (1 Month USD LIBOR + 170 bps), 11/25/28 (144A)	82,495
210,548(a)	Eagle Re, Ltd., Series 2019-1, Class M1B, 6.306% (1 Month USD LIBOR + 180 bps), 4/25/29 (144A)	210,321
15,309(a)	Federal Home Loan Mortgage Corp. REMICs, Series 1671, Class S, 5.109% (1 Month USD LIBOR + 65 bps), 2/15/24	15,266
279,525	Federal Home Loan Mortgage Corp. REMICs, Series 3816, Class HA, 3.50%, 11/15/25	274,223
13,836(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3868, Class FA, 4.859% (1 Month USD LIBOR + 40 bps), 5/15/41	13,664
111,738(a)(d)	Federal Home Loan Mortgage Corp. REMICs, Series 4091, Class SH, 2.091% (1 Month USD LIBOR + 655 bps), 8/15/42	14,038
89,436(d)	Federal Home Loan Mortgage Corp. REMICs, Series 4999, Class QI, 4.00%, 5/25/50	16,564
179,713(d)	Federal Home Loan Mortgage Corp. REMICs, Series 5018, Class EI, 4.00%, 10/25/50	35,022
118,488(d)	Federal Home Loan Mortgage Corp. REMICs, Series 5067, Class GI, 4.00%, 12/25/50	22,714
15,473(a)	Federal National Mortgage Association REMICs, Series 2006-104, Class GF, 4.826% (1 Month USD LIBOR + 32 bps), 11/25/36	15,278
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2331

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
20,167(a)	Federal National Mortgage Association REMICs, Series 2006-23, Class FP, 4.806% (1 Month USD LIBOR + 30 bps), 4/25/36	$ 19,863
8,157(a)	Federal National Mortgage Association REMICs, Series 2007-93, Class FD, 5.056% (1 Month USD LIBOR + 55 bps), 9/25/37	8,104
50,377(a)	Federal National Mortgage Association REMICs, Series 2011-63, Class FG, 4.956% (1 Month USD LIBOR + 45 bps), 7/25/41	49,846
77,710(d)	Federal National Mortgage Association REMICs, Series 2020-83, Class EI, 4.00%, 11/25/50	15,598
149,601(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA3, Class B1, 9.606% (1 Month USD LIBOR + 510 bps), 6/25/50 (144A)	156,475
182,748(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA4, Class B1, 10.506% (1 Month USD LIBOR + 600 bps), 8/25/50 (144A)	195,329
61,363(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA5, Class M2, 7.11% (SOFR30A + 280 bps), 10/25/50 (144A)	61,932
485,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA3, Class B1, 7.66% (SOFR30A + 335 bps), 9/25/41 (144A)	436,009
400,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA3, Class M2, 6.41% (SOFR30A + 210 bps), 9/25/41 (144A)	358,526
300,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class M2, 8.06% (SOFR30A + 375 bps), 2/25/42 (144A)	291,379
160,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA3, Class M1B, 7.21% (SOFR30A + 290 bps), 4/25/42 (144A)	160,523
50,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-HQA1, Class M1B, 7.81% (SOFR30A + 350 bps), 3/25/42 (144A)	50,156
326,737(d)	Government National Mortgage Association, Series 2019-159, Class CI, 3.50%, 12/20/49	56,159
274,540(a)(d)	Government National Mortgage Association, Series 2020-9, Class SA, 0.000% (1 Month USD LIBOR + 335 bps), 1/20/50	6,644
109,246(c)	GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ1, Class B3, 2.755%, 6/25/51 (144A)	73,380
The accompanying notes are an integral part of these financial statements.
32Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
160,000(c)	GS Mortgage-Backed Securities Corp. Trust, Series 2022-PJ4, Class A33, 3.00%, 9/25/52 (144A)	$ 118,884
58,090(c)	GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A3, 2.352%, 9/27/60 (144A)	53,731
341,870(c)	GS Mortgage-Backed Securities Trust, Series 2021-GR3, Class B2, 3.389%, 4/25/52 (144A)	252,539
307,631(c)	GS Mortgage-Backed Securities Trust, Series 2022-PJ1, Class A4, 2.50%, 5/28/52 (144A)	249,506
68,968(a)	Home Re, Ltd., Series 2019-1, Class M1, 6.156% (1 Month USD LIBOR + 165 bps), 5/25/29 (144A)	68,981
43,912(a)	Home Re, Ltd., Series 2020-1, Class M1C, 8.656% (1 Month USD LIBOR + 415 bps), 10/25/30 (144A)	44,075
150,000(a)	Home Re, Ltd., Series 2020-1, Class M2, 9.756% (1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	151,889
150,000(a)	Home Re, Ltd., Series 2021-1, Class M2, 7.356% (1 Month USD LIBOR + 285 bps), 7/25/33 (144A)	144,164
100,000(c)	Homeward Opportunities Fund I Trust, Series 2020-2, Class A3, 3.196%, 5/25/65 (144A)	90,131
100,000(c)	Imperial Fund Mortgage Trust, Series 2021-NQM2, Class B1, 3.295%, 9/25/56 (144A)	61,798
100,000(c)	Imperial Fund Mortgage Trust, Series 2021-NQM2, Class M1, 2.489%, 9/25/56 (144A)	63,068
388,609	IMS Ecuadorian Mortgage Trust, Series 2021-1, Class GA, 3.40%, 8/18/43 (144A)	362,378
126,583(c)	JP Morgan Mortgage Trust, Series 2021-13, Class B1, 3.143%, 4/25/52 (144A)	95,621
340,047(c)	JP Morgan Mortgage Trust, Series 2021-7, Class A3, 2.50%, 11/25/51 (144A)	283,873
288,403(c)	JP Morgan Mortgage Trust, Series 2021-7, Class B2, 2.801%, 11/25/51 (144A)	203,023
124,839(c)	JP Morgan Mortgage Trust, Series 2021-INV1, Class B1, 2.985%, 10/25/51 (144A)	95,003
800,000(c)	JP Morgan Mortgage Trust, Series 2022-2, Class A5A, 2.50%, 8/25/52 (144A)	563,696
230,728(c)	JP Morgan Mortgage Trust, Series 2022-3, Class B2, 3.116%, 8/25/52 (144A)	178,735
210,000(c)	JP Morgan Mortgage Trust, Series 2022-4, Class A5, 3.00%, 10/25/52 (144A)	155,853
678,077(c)	JP Morgan Mortgage Trust, Series 2022-8, Class B2, 4.675%, 1/25/53 (144A)	571,279
293,712(c)	JP Morgan Mortgage Trust, Series 2022-INV1, Class B2, 3.298%, 3/25/52 (144A)	218,631
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2333

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
250,000(c)	JP Morgan Mortgage Trust, Series 2022-LTV1, Class M1, 3.524%, 7/25/52 (144A)	$ 158,566
351,392(c)	Mello Mortgage Capital Acceptance, Series 2021-INV2, Class A15, 2.50%, 8/25/51 (144A)	283,680
300,000(c)	Mello Mortgage Capital Acceptance, Series 2021-INV2, Class A5, 2.50%, 8/25/51 (144A)	211,757
57,308(c)	MFA Trust, Series 2020-NQM1, Class A3, 2.30%, 8/25/49 (144A)	53,092
300,000(c)	Mill City Mortgage Loan Trust, Series 2019-GS2, Class M3, 3.25%, 8/25/59 (144A)	244,591
38,993(c)	New Residential Mortgage Loan Trust, Series 2019-NQM4, Class A1, 2.492%, 9/25/59 (144A)	36,377
3,462(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M1B, 8.106% (1 Month USD LIBOR + 360 bps), 10/25/30 (144A)	3,464
150,000(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 9.756% (1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	151,773
573,198(c)	PRMI Securitization Trust, Series 2021-1, Class B1, 2.479%, 4/25/51 (144A)	422,183
279,726(c)	Provident Funding Mortgage Trust, Series 2021-2, Class A9, 2.25%, 4/25/51 (144A)	224,775
191,559(a)	Radnor Re, Ltd., Series 2019-1, Class M1B, 6.456% (1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	190,012
360,000(a)	Radnor Re, Ltd., Series 2020-1, Class M1C, 6.256% (1 Month USD LIBOR + 175 bps), 1/25/30 (144A)	353,387
329,123(c)	RCKT Mortgage Trust, Series 2021-3, Class A25, 2.50%, 7/25/51 (144A)	264,880
281,264(c)	RCKT Mortgage Trust, Series 2021-4, Class B1A, 3.008%, 9/25/51 (144A)	215,609
385,000(c)	RCKT Mortgage Trust, Series 2022-3, Class A17, 3.00%, 5/25/52 (144A)	285,110
39,965(c)	RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75%, 10/25/63 (144A)	36,898
334,001(c)	RMF Proprietary Issuance Trust, Series 2021-2, Class A, 2.125%, 9/25/61 (144A)	271,059
554,560(c)	Sequoia Mortgage Trust, Series 2021-4, Class A1, 2.50%, 6/25/51 (144A)	462,950
150,000(c)	Sequoia Mortgage Trust, Series 2022-1, Class A7, 2.50%, 2/25/52 (144A)	105,213
350,578(a)	STACR Trust, Series 2018-HRP2, Class M3, 6.906% (1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	352,331
20,704(a)	Triangle Re, Ltd., Series 2021-1, Class M1C, 7.906% (1 Month USD LIBOR + 340 bps), 8/25/33 (144A)	20,725
The accompanying notes are an integral part of these financial statements.
34Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
400,000(c)	UWM Mortgage Trust, Series 2021-INV1, Class A5, 2.50%, 8/25/51 (144A)	$ 278,923
675,000(c)	UWM Mortgage Trust, Series 2021-INV2, Class A5, 2.50%, 9/25/51 (144A)	470,386
81,605(c)	Visio Trust, Series 2019-2, Class A1, 2.722%, 11/25/54 (144A)	76,931
376,784(c)	Wells Fargo Mortgage Backed Securities Trust, Series 2020-5, Class B2, 2.913%, 9/25/50 (144A)	288,396
100,000(c)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-2, Class A5, 3.00%, 12/25/51 (144A)	74,373
335,000(c)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-2, Class A6, 2.50%, 12/25/51 (144A)	236,856
	Total Collateralized Mortgage Obligations (Cost $18,960,925)	$16,802,427

	Commercial Mortgage-Backed Securities—2.2% of Net Assets
250,000(a)	Beast Mortgage Trust, Series 2021-1818, Class A, 5.509% (1 Month USD LIBOR + 105 bps), 3/15/36 (144A)	$ 236,904
300,000	Benchmark Mortgage Trust, Series 2018-B8, Class A4, 3.963%, 1/15/52	288,651
200,000(c)	Benchmark Mortgage Trust, Series 2022-B34, Class AM, 3.833%, 4/15/55	178,036
80,000(c)	CCUBS Commercial Mortgage Trust, Series 2017-C1, Class AS, 3.907%, 11/15/50	74,121
198,501(a)	CHC Commercial Mortgage Trust, Series 2019-CHC, Class D, 6.509% (1 Month USD LIBOR + 205 bps), 6/15/34 (144A)	183,852
248,126(a)	CHC Commercial Mortgage Trust, Series 2019-CHC, Class E, 6.809% (1 Month USD LIBOR + 235 bps), 6/15/34 (144A)	227,098
213,342	Citigroup Commercial Mortgage Trust, Series 2018-C5, Class A3, 3.963%, 6/10/51	202,467
300,000	Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class A5, 2.717%, 2/15/53	261,162
8,540,510(c)(d)	COMM Mortgage Trust, Series 2014-CR18, Class XA, 0.984%, 7/15/47	81,635
1,072	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class AMFX, 4.877%, 4/15/37	1,053
250,000(c)	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class AS, 4.174%, 11/15/48	237,758
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2335

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
14,621(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN1, Class M1, 6.31% (SOFR30A + 200 bps), 1/25/51 (144A)	$ 13,839
550,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN3, Class M2, 8.31% (SOFR30A + 400 bps), 11/25/51 (144A)	492,821
300,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K729, Class A2, 3.136%, 10/25/24	292,513
100,000(c)	FREMF Mortgage Trust, Series 2017-KW03, Class B, 4.076%, 7/25/27 (144A)	93,444
109,746(a)	FREMF Mortgage Trust, Series 2019-KF64, Class B, 6.692% (1 Month USD LIBOR + 230 bps), 6/25/26 (144A)	106,831
251,496(a)	FREMF Mortgage Trust, Series 2019-KF66, Class B, 6.792% (1 Month USD LIBOR + 240 bps), 7/25/29 (144A)	240,767
250,000(c)	FREMF Trust, Series 2018-KW04, Class B, 4.06%, 9/25/28 (144A)	215,130
838,065(c)(d)	Government National Mortgage Association, Series 2017-21, Class IO, 0.633%, 10/16/58	29,710
400,000(a)	GS Mortgage Securities Corportation Trust, Series 2021-IP, Class D, 6.559% (1 Month USD LIBOR + 210 bps), 10/15/36 (144A)	368,526
375,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX, 4.248%, 7/5/33 (144A)	354,194
250,000	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class A4, 4.211%, 6/15/51	242,153
2,450,000(c)(d)	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class XB, 0.147%, 6/15/51	13,343
250,000	Key Commercial Mortgage Securities Trust, Series 2019-S2, Class A3, 3.469%, 6/15/52 (144A)	230,565
598,223(a)	Med Trust, Series 2021-MDLN, Class E, 7.61% (1 Month USD LIBOR + 315 bps), 11/15/38 (144A)	571,273
403,800(a)	Med Trust, Series 2021-MDLN, Class F, 8.46% (1 Month USD LIBOR + 400 bps), 11/15/38 (144A)	379,547
250,000(a)	MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5, Class D, 7.097% (1 Month Term SOFR + 261 bps), 7/15/36 (144A)	234,656
300,000(c)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.276%, 7/11/40 (144A)	269,303
50,000	Palisades Center Trust, Series 2016-PLSD, Class A, 2.713%, 4/13/33 (144A)	31,250
The accompanying notes are an integral part of these financial statements.
36Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
500,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class D, 7.456% (1 Month USD LIBOR + 295 bps), 11/25/36 (144A)	$ 467,175
200,000(a)	Ready Capital Mortgage Financing LLC, Series 2022-FL8, Class D, 8.01% (SOFR30A + 370 bps), 1/25/37 (144A)	192,985
475,000	SLG Office Trust, Series 2021-OVA, Class E, 2.851%, 7/15/41 (144A)	344,640
125,000(c)	Soho Trust, Series 2021-SOHO, Class A, 2.697%, 8/10/38 (144A)	100,812
610,000(a)	Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class B, 7.41% (1 Month Term SOFR + 293 bps), 5/15/37 (144A)	588,583
394,406(a)	TTAN, Series 2021-MHC, Class B, 5.56% (1 Month USD LIBOR + 110 bps), 3/15/38 (144A)	384,525
250,000(c)	UBS Commercial Mortgage Trust, Series 2018-C9, Class C, 4.954%, 3/15/51	220,030
1,021,150(c)(d)	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class XA, 0.878%, 9/15/57	19,288
120,000(c)	Wells Fargo Commercial Mortgage Trust, Series 2018-C43, Class A4, 4.012%, 3/15/51	115,758
	Total Commercial Mortgage-Backed Securities (Cost $9,630,312)	$8,586,398

	Convertible Corporate Bonds — 1.4% of Net Assets
	REITs — 1.4%
3,479,000	PennyMac Corp., 5.50%, 3/15/26	$ 3,157,192
2,377,000	Redwood Trust, Inc., 7.75%, 6/15/27 (144A)	2,255,179
	Total REITs	$5,412,371
	Total Convertible Corporate Bonds (Cost $5,260,247)	$5,412,371

	Corporate Bonds — 10.4% of Net Assets
	Advertising — 0.1%
226,000	Interpublic Group of Cos., Inc., 4.75%, 3/30/30	$ 220,796
	Total Advertising	$220,796
	Aerospace & Defense — 0.1%
355,000	Raytheon Technologies Corp., 3.20%, 3/15/24	$ 348,962
	Total Aerospace & Defense	$348,962
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2337

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Airlines — 0.0%†
122,366	Air Canada 2017-1 Class AA Pass Through Trust, 3.30%, 1/15/30 (144A)	$ 107,080
60,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28 (144A)	58,459
	Total Airlines	$165,539
	Auto Manufacturers — 0.3%
165,000	General Motors Financial Co., Inc., 3.10%, 1/12/32	$ 136,759
410,000(a)	General Motors Financial Co., Inc., 5.034% (SOFR + 76 bps), 3/8/24	407,119
610,000(a)	Toyota Motor Credit Corp., 4.644% (SOFR + 32 bps), 4/6/23	610,058
	Total Auto Manufacturers	$1,153,936
	Banks — 3.5%
400,000(c)	ABN AMRO Bank NV, 2.47% (1 Year CMT Index + 110 bps), 12/13/29 (144A)	$ 337,751
200,000	ABN AMRO Bank NV, 4.80%, 4/18/26 (144A)	194,890
200,000(c)	AIB Group Plc, 4.263% (3 Month USD LIBOR + 187 bps), 4/10/25 (144A)	195,666
200,000(c)	ANZ Bank New Zealand, Ltd., 5.548% (5 Year CMT Index + 270 bps), 8/11/32 (144A)	199,462
200,000	Banco Santander Chile, 2.70%, 1/10/25 (144A)	191,750
200,000(c)	Banco Santander SA, 1.722% (1 Year CMT Index + 90 bps), 9/14/27	175,630
600,000(c)	Banco Santander SA, 3.225% (1 Year CMT Index + 160 bps), 11/22/32	484,034
335,000(c)	Bank of America Corp., 2.572% (SOFR + 121 bps), 10/20/32	276,994
217,000(c)	Bank of America Corp., 4.083% (3 Month USD LIBOR + 315 bps), 3/20/51	186,791
150,000(c)	Bank of New York Mellon Corp., 5.834% (SOFR + 207 bps), 10/25/33	162,455
565,000(c)	Bank of Nova Scotia, 4.588% (5 Year CMT Index + 205 bps), 5/4/37	509,172
445,000(c)	Barclays Plc, 5.746% (1 Year CMT Index + 300 bps), 8/9/33	448,162
225,000(c)	BNP Paribas SA, 2.159% (SOFR + 122 bps), 9/15/29 (144A)	190,824
350,000(c)	BPCE SA, 3.116% (SOFR + 173 bps), 10/19/32 (144A)	278,307
250,000(c)	BPCE SA, 3.648% (5 Year CMT Index + 190 bps), 1/14/37 (144A)	200,141
200,000(c)	CaixaBank SA, 6.208% (SOFR + 270 bps), 1/18/29 (144A)	202,878
The accompanying notes are an integral part of these financial statements.
38Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	Banks — (continued)
220,000(c)	Citigroup, Inc., 2.52% (SOFR + 118 bps), 11/3/32	$ 180,102
205,000(c)	Citigroup, Inc., 4.91% (SOFR + 209 bps), 5/24/33	202,429
375,000(c)	Comerica Bank, 5.332% (SOFR + 261 bps), 8/25/33	372,993
210,000(c)	Goldman Sachs Group, Inc., 2.65% (SOFR + 126 bps), 10/21/32	173,228
195,000(c)	Goldman Sachs Group, Inc., 3.272% (3 Month USD LIBOR + 120 bps), 9/29/25	188,955
140,000(c)	Goldman Sachs Group, Inc., 4.223% (3 Month USD LIBOR + 130 bps), 5/1/29	134,997
305,000(c)	HSBC Holdings Plc, 2.206% (SOFR + 129 bps), 8/17/29	258,714
335,000(c)	HSBC Holdings Plc, 2.871% (SOFR + 141 bps), 11/22/32	274,430
200,000(c)	ING Groep NV, 4.252% (SOFR + 207 bps), 3/28/33	185,777
585,000(c)(e)	ING Groep NV, 4.25% (5 Year CMT Index + 286 bps)	440,910
570,000(c)	Intesa Sanpaolo S.p.A., 4.95% (1 Year CMT Index + 275 bps), 6/1/42 (144A)	412,538
275,000(c)	JPMorgan Chase & Co., 2.545% (SOFR + 118 bps), 11/8/32	228,277
90,000(c)	JPMorgan Chase & Co., 4.586% (SOFR + 180 bps), 4/26/33	87,366
250,000	KeyBank NA, 4.90%, 8/8/32	244,190
285,000(c)	Lloyds Banking Group Plc, 4.976% (1 Year CMT Index + 230 bps), 8/11/33	278,331
260,000(c)	Lloyds Banking Group Plc, 7.953% (1 Year CMT Index + 375 bps), 11/15/33	297,028
300,000(c)	Macquarie Group, Ltd., 2.691% (SOFR + 144 bps), 6/23/32 (144A)	242,473
175,000(c)	Macquarie Group, Ltd., 2.871% (SOFR + 153 bps), 1/14/33 (144A)	141,561
200,000(c)	Mitsubishi UFJ Financial Group, Inc., 2.494% (1 Year CMT Index + 97 bps), 10/13/32	163,034
200,000(c)	Mizuho Financial Group, Inc., 5.669% (1 Year CMT Index + 240 bps), 9/13/33	206,603
290,000(c)	Morgan Stanley, 5.297% (SOFR + 262 bps), 4/20/37	281,248
65,000(c)	Morgan Stanley, 5.948% (5 Year CMT Index + 243 bps), 1/19/38	66,425
250,000	National Australia Bank, Ltd., 6.429%, 1/12/33 (144A)	259,878
585,000(c)(e)	Nordea Bank Abp, 3.75% (5 Year CMT Index + 260 bps) (144A)	462,739
115,000(c)	PNC Financial Services Group, Inc., 5.068% (SOFR + 193 bps), 1/24/34	116,000
195,000(c)	Santander Holdings USA, Inc., 2.49% (SOFR + 125 bps), 1/6/28	171,994
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2339

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Banks — (continued)
200,000(c)	Societe Generale SA, 4.027% (1 Year CMT Index + 190 bps), 1/21/43 (144A)	$ 147,150
200,000(c)(e)	Societe Generale SA, 5.375% (5 Year CMT Index + 451 bps) (144A)	171,986
245,000(c)	Societe Generale SA, 6.221% (1 Year CMT Index + 320 bps), 6/15/33 (144A)	243,262
530,000(c)	Standard Chartered Plc, 3.603% (1 Year CMT Index + 190 bps), 1/12/33 (144A)	438,417
70,000(c)	State Street Corp., 4.421% (SOFR + 161 bps), 5/13/33	68,766
280,000	Toronto-Dominion Bank, 4.456%, 6/8/32	274,834
250,000	Truist Bank, 2.25%, 3/11/30	210,117
325,000(c)	Truist Financial Corp., 4.916% (SOFR + 224 bps), 7/28/33	319,332
385,000(c)	UBS Group AG, 2.746% (1 Year CMT Index + 110 bps), 2/11/33 (144A)	316,824
200,000(c)	UBS Group AG, 4.988% (1 Year CMT Index + 240 bps), 8/5/33 (144A)	195,810
350,000(c)	UniCredit S.p.A., 2.569% (1 Year CMT Index + 230 bps), 9/22/26 (144A)	317,523
230,000(c)	UniCredit S.p.A., 5.459% (5 Year CMT Index + 475 bps), 6/30/35 (144A)	201,218
200,000(c)	UniCredit S.p.A., 7.296% (5 Year USD 1100 Run ICE Swap Rate + 491 bps), 4/2/34 (144A)	194,453
530,000(c)	US Bancorp, 2.491% (5 Year CMT Index + 95 bps), 11/3/36	423,551
	Total Banks	$13,830,370
	Biotechnology — 0.1%
170,000	CSL Finance Plc, 4.25%, 4/27/32 (144A)	$ 165,909
200,000	Grifols Escrow Issuer SA, 4.75%, 10/15/28 (144A)	173,924
	Total Biotechnology	$339,833
	Building Materials — 0.1%
116,000	Carrier Global Corp., 2.70%, 2/15/31	$ 99,752
140,000	Fortune Brands Innovations, Inc., 4.50%, 3/25/52	113,015
	Total Building Materials	$212,767
	Chemicals — 0.2%
118,000	Albemarle Corp., 5.05%, 6/1/32	$ 116,667
447,000	Albemarle Corp., 5.65%, 6/1/52	447,593
115,000	Celanese US Holdings LLC, 6.379%, 7/15/32	115,846
24,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	20,520
	Total Chemicals	$700,626
The accompanying notes are an integral part of these financial statements.
40Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	Commercial Services — 0.2%
35,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26 (144A)	$ 33,696
200,000	Ashtead Capital, Inc., 5.50%, 8/11/32 (144A)	200,609
90,000	CoreLogic, Inc., 4.50%, 5/1/28 (144A)	71,550
110,000	Element Fleet Management Corp., 1.60%, 4/6/24 (144A)	104,899
195,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	177,472
115,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	109,066
	Total Commercial Services	$697,292
	Diversified Financial Services — 0.8%
205,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32	$ 172,120
595,000	Air Lease Corp., 2.875%, 1/15/32	488,721
410,000	Ally Financial, Inc., 4.75%, 6/9/27	397,215
18,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24 (144A)	17,442
200,000	B3 SA - Brasil Bolsa Balcao, 4.125%, 9/20/31 (144A)	175,500
206,000	Bread Financial Holdings, Inc., 7.00%, 1/15/26 (144A)	189,468
150,000	Capital One Financial Corp., 3.75%, 4/24/24	147,812
110,000	Capital One Financial Corp., 4.25%, 4/30/25	108,482
35,000(c)	Capital One Financial Corp., 5.247% (SOFR + 260 bps), 7/26/30	34,418
80,000(c)	Capital One Financial Corp., 5.268% (SOFR + 237 bps), 5/10/33	78,443
95,000(c)	Capital One Financial Corp., 5.817% (SOFR + 260 bps), 2/1/34	95,736
445,000	Nomura Holdings, Inc., 2.999%, 1/22/32	368,272
225,000	Nomura Holdings, Inc., 5.605%, 7/6/29	229,149
120,000	OneMain Finance Corp., 3.50%, 1/15/27	104,366
305,000	OneMain Finance Corp., 4.00%, 9/15/30	243,219
143,000	Raymond James Financial, Inc., 3.75%, 4/1/51	113,111
163,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	140,156
	Total Diversified Financial Services	$3,103,630
	Electric — 0.5%
190,000	AES Corp., 2.45%, 1/15/31	$ 157,084
60,000	AES Corp., 3.95%, 7/15/30 (144A)	54,528
195,000(c)	Algonquin Power & Utilities Corp., 4.75% (5 Year CMT Index + 325 bps), 1/18/82	164,775
125,000	American Electric Power Co., Inc., 4.30%, 12/1/28	122,223
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2341

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Electric — (continued)
220,000	Consolidated Edison Co. of New York, Inc., 4.625%, 12/1/54	$ 202,613
76,000(f)	Dominion Energy, Inc., 3.071%, 8/15/24	73,745
250,000	Duke Energy Carolinas LLC, 3.95%, 3/15/48	213,213
230,000	Edison International, 2.95%, 3/15/23	229,294
75,000	Entergy Louisiana LLC, 4.75%, 9/15/52	72,315
121,000	New York State Electric & Gas Corp., 3.30%, 9/15/49 (144A)	87,294
75,000	Niagara Mohawk Power Corp., 5.783%, 9/16/52 (144A)	80,565
205,000	Puget Energy, Inc., 2.379%, 6/15/28	180,850
145,000	Puget Energy, Inc., 4.10%, 6/15/30	133,745
120,000	Puget Energy, Inc., 4.224%, 3/15/32	109,610
200,000	Virginia Electric and Power Co., 4.45%, 2/15/44	181,990
	Total Electric	$2,063,844
	Energy-Alternate Sources — 0.0%†
36,410	Alta Wind Holdings LLC, 7.00%, 6/30/35 (144A)	$ 35,413
	Total Energy-Alternate Sources	$35,413
	Food — 0.1%
200,000	Minerva Luxembourg SA, 4.375%, 3/18/31 (144A)	$ 169,402
215,000	Smithfield Foods, Inc., 2.625%, 9/13/31 (144A)	160,838
155,000	Smithfield Foods, Inc., 3.00%, 10/15/30 (144A)	122,155
4,000	Smithfield Foods, Inc., 5.20%, 4/1/29 (144A)	3,737
	Total Food	$456,132
	Gas — 0.1%
325,000	Boston Gas Co., 3.15%, 8/1/27 (144A)	$ 299,799
	Total Gas	$299,799
	Hand & Machine Tools — 0.0%†
125,000	Regal Rexnord Corp., 6.30%, 2/15/30 (144A)	$ 127,458
	Total Hand & Machine Tools	$127,458
	Healthcare-Products — 0.1%
48,000	Edwards Lifesciences Corp., 4.30%, 6/15/28	$ 47,160
244,000	Smith & Nephew Plc, 2.032%, 10/14/30	199,301
	Total Healthcare-Products	$246,461
	Healthcare-Services — 0.1%
135,000	Elevance Health, Inc., 4.55%, 5/15/52	$ 125,506
The accompanying notes are an integral part of these financial statements.
42Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	Healthcare-Services — (continued)
65,000	Elevance Health, Inc., 6.10%, 10/15/52	$ 73,984
400,000	Fresenius Medical Care US Finance III, Inc., 2.375%, 2/16/31 (144A)	303,695
	Total Healthcare-Services	$503,185
	Insurance — 0.9%
84,000	Brown & Brown, Inc., 4.20%, 3/17/32	$ 76,817
435,000	CNO Global Funding, 2.65%, 1/6/29 (144A)	379,168
50,000(c)	Farmers Exchange Capital III, 5.454% (3 Month USD LIBOR + 345 bps), 10/15/54 (144A)	47,158
385,000(c)	Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)	323,506
875,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	997,160
250,000	Nationwide Financial Services, Inc., 5.30%, 11/18/44 (144A)	231,099
402,000	Nationwide Mutual Insurance Co., 4.35%, 4/30/50 (144A)	327,564
270,000(c)	Nippon Life Insurance Co., 2.75% (5 Year CMT Index + 265 bps), 1/21/51 (144A)	228,586
200,000(c)	Nippon Life Insurance Co., 2.90% (5 Year CMT Index + 260 bps), 9/16/51 (144A)	168,822
79,000	Primerica, Inc., 2.80%, 11/19/31	66,949
305,000	Prudential Financial, Inc., 3.00%, 3/10/40	241,914
163,000	Prudential Financial, Inc., 3.878%, 3/27/28	159,758
110,000	Teachers Insurance & Annuity Association of America, 4.27%, 5/15/47 (144A)	98,934
110,000	Teachers Insurance & Annuity Association of America, 4.90%, 9/15/44 (144A)	107,054
20,000	Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (144A)	23,131
40,000	Willis North America, Inc., 2.95%, 9/15/29	35,396
	Total Insurance	$3,513,016
	Iron & Steel — 0.0%†
67,000	Commercial Metals Co., 4.375%, 3/15/32	$ 58,775
35,000	Mineral Resources, Ltd., 8.00%, 11/1/27 (144A)	35,833
12,000	Mineral Resources, Ltd., 8.50%, 5/1/30 (144A)	12,397
	Total Iron & Steel	$107,005
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2343

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Machinery-Diversified — 0.2%
500,000	CNH Industrial Capital LLC, 1.875%, 1/15/26	$ 462,867
180,000	CNH Industrial Capital LLC, 1.95%, 7/2/23	177,611
	Total Machinery-Diversified	$640,478
	Media — 0.1%
125,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 6/1/33 (144A)	$ 101,563
70,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 3/1/31 (144A)	70,175
215,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.40%, 4/1/33	193,141
	Total Media	$364,879
	Mining — 0.2%
200,000	Anglo American Capital Plc, 2.25%, 3/17/28 (144A)	$ 174,962
200,000	Anglo American Capital Plc, 4.75%, 3/16/52 (144A)	181,313
290,000	AngloGold Ashanti Holdings Plc, 3.75%, 10/1/30	257,279
250,000	Corp. Nacional del Cobre de Chile, 5.625%, 10/18/43 (144A)	252,099
	Total Mining	$865,653
	Miscellaneous Manufacturing — 0.1%
115,000	Eaton Corp., 4.70%, 8/23/52	$ 111,842
287,000	Teledyne Technologies, Inc., 2.25%, 4/1/28	255,175
	Total Miscellaneous Manufacturing	$367,017
	Multi-National — 0.1%
370,000	Banque Ouest Africaine de Developpement, 4.70%, 10/22/31 (144A)	$ 326,525
	Total Multi-National	$326,525
	Oil & Gas — 0.3%
600,000	Aker BP ASA, 3.10%, 7/15/31 (144A)	$ 509,617
400,000	Phillips 66 Co., 3.75%, 3/1/28 (144A)	378,673
250,000	Sinopec Group Overseas Development 2014, Ltd., 4.375%, 4/10/24 (144A)	248,692
162,000	Valero Energy Corp., 6.625%, 6/15/37	180,636
	Total Oil & Gas	$1,317,618
	Pharmaceuticals — 0.2%
618,000	AbbVie, Inc., 3.20%, 11/21/29	$ 574,638
117,000	AbbVie, Inc., 4.05%, 11/21/39	105,416
	Total Pharmaceuticals	$680,054
The accompanying notes are an integral part of these financial statements.
44Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	Pipelines — 0.5%
70,000	Boardwalk Pipelines LP, 3.60%, 9/1/32	$ 60,863
125,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 7.375%, 2/1/31 (144A)	125,781
555,000	Kinder Morgan, Inc., 5.45%, 8/1/52	532,697
280,000	MPLX LP, 4.25%, 12/1/27	272,194
260,000	MPLX LP, 4.95%, 3/14/52	230,436
180,000	NGPL PipeCo LLC, 3.25%, 7/15/31 (144A)	152,323
205,000	Williams Cos., Inc., 5.75%, 6/24/44	209,115
242,000	Williams Cos., Inc., 7.75%, 6/15/31	276,809
	Total Pipelines	$1,860,218
	REITs — 0.3%
489,000	HAT Holdings I LLC/HAT Holdings II LLC , 3.375%, 6/15/26 (144A)	$ 433,988
105,000	Sun Communities Operating LP, 2.30%, 11/1/28	90,489
195,000	Sun Communities Operating LP, 5.70%, 1/15/33	198,440
205,000	UDR, Inc., 1.90%, 3/15/33	154,694
140,000	UDR, Inc., 4.40%, 1/26/29	134,961
	Total REITs	$1,012,572
	Retail — 0.4%
240,000	7-Eleven, Inc., 2.80%, 2/10/51 (144A)	$ 158,332
50,000	AutoNation, Inc., 1.95%, 8/1/28	41,441
50,000	AutoNation, Inc., 2.40%, 8/1/31	37,929
140,000	AutoNation, Inc., 3.85%, 3/1/32	118,500
250,000	AutoNation, Inc., 4.75%, 6/1/30	234,551
565,000	Best Buy Co., Inc., 1.95%, 10/1/30	461,670
335,000	Dollar Tree, Inc., 2.65%, 12/1/31	282,242
280,000	Lowe's Cos., Inc., 3.75%, 4/1/32	259,723
	Total Retail	$1,594,388
	Semiconductors — 0.2%
391,000	Broadcom, Inc., 3.187%, 11/15/36 (144A)	$ 298,977
125,000	Broadcom, Inc., 4.15%, 4/15/32 (144A)	114,042
60,000	Broadcom, Inc., 4.30%, 11/15/32	55,252
269,000	Skyworks Solutions, Inc., 3.00%, 6/1/31	222,385
	Total Semiconductors	$690,656
	Software — 0.1%
435,000	Autodesk, Inc., 2.40%, 12/15/31	$ 364,690
175,000	Infor, Inc., 1.75%, 7/15/25 (144A)	159,311
	Total Software	$524,001
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2345

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Telecommunications — 0.3%
448,000	Level 3 Financing, Inc., 3.75%, 7/15/29 (144A)	$ 327,506
96,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	81,322
215,000	Motorola Solutions, Inc., 2.30%, 11/15/30	173,972
230,000	Motorola Solutions, Inc., 5.60%, 6/1/32	234,499
350,000	T-Mobile USA, Inc., 2.55%, 2/15/31	297,130
230,000	Verizon Communications, Inc., 3.55%, 3/22/51	178,357
	Total Telecommunications	$1,292,786
	Transportation — 0.1%
250,000	FedEx Corp., 4.55%, 4/1/46	$ 220,071
370,000	Union Pacific Corp., 3.375%, 2/1/35	328,016
	Total Transportation	$548,087
	Trucking & Leasing — 0.1%
230,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.40%, 7/1/27 (144A)	$ 224,468
	Total Trucking & Leasing	$224,468
	Total Corporate Bonds (Cost $45,111,554)	$40,435,464

Shares
	Convertible Preferred Stocks — 0.2% of Net Assets
	Banks — 0.2%
22(e)	Bank of America Corp., 7.25%	$ 27,373
598(e)	Wells Fargo & Co., 7.50%	752,278
	Total Banks	$779,651
	Total Convertible Preferred Stocks (Cost $884,595)	$779,651

Principal Amount USD ($)
Municipal Bonds — 0.4% of Net Assets(g)
Arizona — 0.0%†
90,000	Maricopa County Industrial Development Authority, Banner Health, Series 2019F, 3.00%, 1/1/49	$ 67,966
	Total Arizona	$ 67,966
The accompanying notes are an integral part of these financial statements.
46Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
California — 0.1%
95,000	California Health Facilities Financing Authority, Cedars-Sinai Health System, Series A, 3.00%, 8/15/51	$ 76,690
45,000	Regents of the University of California, Medical Center Pooled Revenue, Series P, 4.00%, 5/15/53	45,151
200,000(h)	University of California, Taxable, Series AG, 4.062%, 5/15/33	199,454
	Total California	$ 321,295
Florida — 0.0%†
70,000	South Broward Hospital District, Series A, 2.50%, 5/1/47	$ 48,179
	Total Florida	$ 48,179
Georgia — 0.0%†
40,000	Gainesville & Hall County Hospital Authority, Northeast Georgia Health System, Inc. Project, Series A, 3.00%, 2/15/51	$ 30,564
	Total Georgia	$ 30,564
Massachusetts — 0.1%
75,000(i)	Commonwealth of Massachusetts, Series B, 3.00%, 4/1/47	$ 61,700
100,000	Massachusetts Development Finance Agency, Federally Taxable, Series B, 4.844%, 9/1/43	98,031
	Total Massachusetts	$ 159,731
Missouri — 0.0%†
20,000	Health & Educational Facilities Authority of the State of Missouri, BJC Health System, Series A, 3.00%, 7/1/38	$ 17,588
100,000	Health & Educational Facilities Authority of the State of Missouri, Washington University, Series A, 3.685%, 2/15/47	83,644
	Total Missouri	$ 101,232
Nebraska — 0.0%†
35,000(i)	Lancaster County School District 001, Lincoln Public Schools, 2.00%, 1/15/43	$ 23,607
140,000	University of Nebraska Facilities Corp., Green Bond, Series B, 3.00%, 7/15/54	108,455
	Total Nebraska	$ 132,062
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2347

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
New Jersey — 0.0%†
45,000	New Jersey Health Care Facilities Financing Authority, Atlanticare Health System Obligated Group Issue, 3.00%, 7/1/46	$ 35,280
100,000	New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health Obligated Group Issue, 3.00%, 7/1/51	80,451
	Total New Jersey	$ 115,731
New York — 0.0%†
75,000	New York State Thruway Authority, Series A1, 3.00%, 3/15/50	$ 59,888
	Total New York	$ 59,888
North Carolina — 0.0%†
70,000	City of Charlotte Airport Revenue, Charlotte Douglas International Airport Revenue, Series A, 4.00%, 7/1/47	$ 68,731
	Total North Carolina	$ 68,731
Oregon — 0.0%†
65,000	Oregon Health & Science University, Green Bond, Series A, 3.00%, 7/1/51	$ 51,496
	Total Oregon	$ 51,496
Pennsylvania — 0.0%†
140,000	Montgomery County Higher Education and Health Authority, Thomas Jefferson University, Series B, 4.00%, 5/1/56	$ 122,986
30,000	Pennsylvania Turnpike Commission, Series C, 3.00%, 12/1/51	23,301
	Total Pennsylvania	$ 146,287
Tennessee — 0.0%†
10,000	City of Memphis TN Water Revenue, Memphis Light, Gas and Water Division, 3.00%, 12/1/45	$ 8,493
	Total Tennessee	$ 8,493
Texas — 0.1%
100,000(j)	Central Texas Regional Mobility Authority, 1/1/25	$ 94,218
130,000	Harris County Cultural Education Facilities Finance Corp., Texas Children's Hospital, 3.00%, 10/1/51	97,632
45,000	Texas Water Development Board, State Revolving Fund, 3.00%, 8/1/40	40,998
	Total Texas	$ 232,848
The accompanying notes are an integral part of these financial statements.
48Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	Virginia — 0.1%
30,000	Hampton Roads Transportation Accountability Commission, Series A, 4.00%, 7/1/57	$ 29,253
55,000	Roanoke Economic Development Authority, Carilion Clinic Obligated Group, 3.00%, 7/1/45	44,268
25,000	Rockingham County Economic Development Authority, Sentara RMH Medical Center, Series A, 3.00%, 11/1/46	20,004
95,000	Virginia College Building Authority, Public Higher Education Financing Program, Series C, 3.00%, 9/1/51	76,284
	Total Virginia	$ 169,809
	Total Municipal Bonds (Cost $1,705,589)	$ 1,714,312

Shares
	Preferred Stock — 0.5% of Net Assets
	Automobiles — 0.5%
14,706	Porsche AG	$ 1,742,652
	Total Automobiles	$1,742,652
	Total Preferred Stock (Cost $1,189,162)	$1,742,652

Principal Amount USD ($)
Insurance-Linked Securities — 0.1% of Net Assets#
Event Linked Bonds — 0.1%
Multiperil – U.S. — 0.1%
250,000(a)	Easton Re Pte, 8.647%, (3 Month U.S. Treasury Bill + 400 bps), 1/8/24 (144A)	$ 233,775
Windstorm – U.S. — 0.0%†
250,000(a)	Bonanza Re, 9.484%, (3 Month U.S. Treasury Bill + 475 bps), 12/23/24 (144A)	$ 212,500
	Total Event Linked Bonds	$ 446,275
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2349

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Face Amount USD ($)		Value
	Reinsurance Sidecars — 0.0%†
	Multiperil – Worldwide — 0.0%†
100,000(k) +	Sector Re V, 3/1/24 (144A)	$ 48,535
	Total Reinsurance Sidecars	$48,535
	Total Insurance-Linked Securities (Cost $568,252)	$494,810

Principal Amount USD ($)
	Foreign Government Bond — 0.1% of Net Assets
	Philippines — 0.1%
200,000	Philippine Government International Bond, 5.000%, 1/13/37	$ 201,033
	Total Philippines	$201,033
	Total Foreign Government Bond (Cost $260,250)	$201,033

	U.S. Government and Agency Obligations — 16.2% of Net Assets
371,724	Federal Home Loan Mortgage Corp., 1.500%, 12/1/41	$ 310,095
94,615	Federal Home Loan Mortgage Corp., 1.500%, 1/1/42	78,930
95,626	Federal Home Loan Mortgage Corp., 1.500%, 1/1/42	79,684
468,183	Federal Home Loan Mortgage Corp., 1.500%, 1/1/42	390,559
187,092	Federal Home Loan Mortgage Corp., 1.500%, 2/1/42	156,075
280,441	Federal Home Loan Mortgage Corp., 1.500%, 2/1/42	233,687
190,682	Federal Home Loan Mortgage Corp., 2.000%, 11/1/51	160,491
192,378	Federal Home Loan Mortgage Corp., 2.000%, 3/1/52	161,724
97,330	Federal Home Loan Mortgage Corp., 2.000%, 3/1/52	81,972
763,548	Federal Home Loan Mortgage Corp., 2.500%, 5/1/51	671,786
176,575	Federal Home Loan Mortgage Corp., 2.500%, 8/1/51	154,861
189,918	Federal Home Loan Mortgage Corp., 2.500%, 4/1/52	166,441
288,453	Federal Home Loan Mortgage Corp., 2.500%, 8/1/52	252,638
292,978	Federal Home Loan Mortgage Corp., 2.500%, 9/1/52	256,602
99,228	Federal Home Loan Mortgage Corp., 2.500%, 9/1/52	86,908
79,414	Federal Home Loan Mortgage Corp., 3.000%, 6/1/46	73,886
19,431	Federal Home Loan Mortgage Corp., 3.000%, 12/1/46	18,088
7,987	Federal Home Loan Mortgage Corp., 3.000%, 11/1/47	7,458
91,638	Federal Home Loan Mortgage Corp., 3.500%, 8/1/46	87,903
86,100	Federal Home Loan Mortgage Corp., 3.500%, 8/1/46	82,432
8,875	Federal Home Loan Mortgage Corp., 3.500%, 6/1/47	8,502
The accompanying notes are an integral part of these financial statements.
50Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
92,415	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	$ 87,160
70,702	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	66,351
28,579	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	26,819
285,454	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	269,927
95,480	Federal Home Loan Mortgage Corp., 4.000%, 11/1/37	94,813
113,878	Federal Home Loan Mortgage Corp., 4.000%, 2/1/40	112,625
139,532	Federal Home Loan Mortgage Corp., 4.000%, 11/1/40	137,997
141,815	Federal Home Loan Mortgage Corp., 4.000%, 11/1/40	140,255
88,049	Federal Home Loan Mortgage Corp., 4.000%, 1/1/41	87,080
47,536	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	46,806
21,457	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	21,106
12,009	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	11,820
15,020	Federal Home Loan Mortgage Corp., 4.000%, 12/1/48	14,713
22,642	Federal Home Loan Mortgage Corp., 4.000%, 12/1/48	22,145
22,476	Federal Home Loan Mortgage Corp., 4.000%, 9/1/51	21,729
879,465	Federal Home Loan Mortgage Corp., 4.000%, 6/1/52	849,687
15,911	Federal Home Loan Mortgage Corp., 4.500%, 8/1/34	16,113
52,953	Federal Home Loan Mortgage Corp., 4.500%, 5/1/40	53,869
27,067	Federal Home Loan Mortgage Corp., 4.500%, 7/1/40	27,536
52,587	Federal Home Loan Mortgage Corp., 4.500%, 5/1/41	53,499
11,899	Federal Home Loan Mortgage Corp., 5.000%, 11/1/34	12,241
10,947	Federal Home Loan Mortgage Corp., 5.000%, 8/1/37	11,262
2,729	Federal Home Loan Mortgage Corp., 5.000%, 5/1/39	2,796
7,021	Federal Home Loan Mortgage Corp., 5.000%, 12/1/39	7,195
23,107	Federal Home Loan Mortgage Corp., 5.000%, 10/1/49	23,290
208,285	Federal Home Loan Mortgage Corp., 5.000%, 12/1/49	211,177
7,402	Federal Home Loan Mortgage Corp., 5.500%, 11/1/34	7,755
3,896	Federal Home Loan Mortgage Corp., 6.000%, 1/1/38	4,067
8,360	Federal Home Loan Mortgage Corp., 6.000%, 10/1/38	8,754
3,611	Federal Home Loan Mortgage Corp., 6.500%, 10/1/33	3,800
30,798	Federal Home Loan Mortgage Corp., 6.500%, 1/1/53	32,026
915,920	Federal National Mortgage Association, 1.500%, 11/1/41	774,327
560,708	Federal National Mortgage Association, 1.500%, 1/1/42	467,783
374,041	Federal National Mortgage Association, 1.500%, 1/1/42	312,052
475,151	Federal National Mortgage Association, 1.500%, 2/1/42	395,962
190,088	Federal National Mortgage Association, 1.500%, 3/1/42	158,406
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2351

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
191,622	Federal National Mortgage Association, 2.000%, 2/1/52	$ 161,355
95,521	Federal National Mortgage Association, 2.000%, 2/1/52	80,448
290,578	Federal National Mortgage Association, 2.000%, 3/1/52	244,546
191,764	Federal National Mortgage Association, 2.000%, 3/1/52	161,534
900,000	Federal National Mortgage Association, 2.000%, 2/1/53 (TBA)	756,422
18,016	Federal National Mortgage Association, 2.500%, 3/1/43	16,049
13,462	Federal National Mortgage Association, 2.500%, 4/1/43	11,992
6,109	Federal National Mortgage Association, 2.500%, 8/1/43	5,443
13,642	Federal National Mortgage Association, 2.500%, 4/1/45	12,154
20,652	Federal National Mortgage Association, 2.500%, 4/1/45	18,399
10,015	Federal National Mortgage Association, 2.500%, 8/1/45	8,900
72,037	Federal National Mortgage Association, 2.500%, 9/1/50	64,691
78,513	Federal National Mortgage Association, 2.500%, 9/1/50	70,023
868,075	Federal National Mortgage Association, 2.500%, 5/1/51	777,216
443,212	Federal National Mortgage Association, 2.500%, 10/1/51	389,175
278,369	Federal National Mortgage Association, 2.500%, 11/1/51	249,296
277,496	Federal National Mortgage Association, 2.500%, 12/1/51	245,039
651,122	Federal National Mortgage Association, 2.500%, 1/1/52	574,612
92,206	Federal National Mortgage Association, 2.500%, 2/1/52	82,278
1,342,088	Federal National Mortgage Association, 2.500%, 4/1/52	1,176,081
281,911	Federal National Mortgage Association, 2.500%, 4/1/52	250,370
The accompanying notes are an integral part of these financial statements.
52Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
191,632	Federal National Mortgage Association, 2.500%, 4/1/52	$ 167,928
1,363,174	Federal National Mortgage Association, 2.500%, 4/1/52	1,194,599
195,586	Federal National Mortgage Association, 2.500%, 5/1/52	171,390
394,148	Federal National Mortgage Association, 2.500%, 6/1/52	345,157
679,735	Federal National Mortgage Association, 2.500%, 7/1/52	595,264
295,242	Federal National Mortgage Association, 2.500%, 8/1/52	258,558
295,541	Federal National Mortgage Association, 2.500%, 10/1/52	258,835
34,317	Federal National Mortgage Association, 3.000%, 10/1/30	33,420
10,587	Federal National Mortgage Association, 3.000%, 2/1/43	9,957
4,054	Federal National Mortgage Association, 3.000%, 5/1/46	3,754
4,699	Federal National Mortgage Association, 3.000%, 10/1/46	4,352
2,757	Federal National Mortgage Association, 3.000%, 1/1/47	2,554
88,041	Federal National Mortgage Association, 3.000%, 3/1/47	82,431
44,361	Federal National Mortgage Association, 3.000%, 4/1/47	41,379
453,053	Federal National Mortgage Association, 3.000%, 1/1/52	418,159
608,059	Federal National Mortgage Association, 3.000%, 3/1/52	563,014
600,000	Federal National Mortgage Association, 3.000%, 2/1/53 (TBA)	544,969
92,993	Federal National Mortgage Association, 3.000%, 2/1/57	84,799
99,739	Federal National Mortgage Association, 3.500%, 1/1/47	95,378
5,643	Federal National Mortgage Association, 3.500%, 2/1/49	5,293
6,437	Federal National Mortgage Association, 3.500%, 4/1/49	6,039
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2353

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
159,661	Federal National Mortgage Association, 3.500%, 5/1/49	$ 153,503
241,028	Federal National Mortgage Association, 3.500%, 5/1/49	232,802
291,043	Federal National Mortgage Association, 3.500%, 6/1/49	277,546
22,159	Federal National Mortgage Association, 3.500%, 8/1/51	20,849
31,667	Federal National Mortgage Association, 3.500%, 9/1/51	29,782
24,682	Federal National Mortgage Association, 3.500%, 4/1/52	23,156
83,997	Federal National Mortgage Association, 3.500%, 4/1/52	78,803
217,764	Federal National Mortgage Association, 3.500%, 4/1/52	204,817
197,607	Federal National Mortgage Association, 3.500%, 4/1/52	186,858
187,652	Federal National Mortgage Association, 3.500%, 5/1/52	176,983
100,000	Federal National Mortgage Association, 4.000%, 2/1/38 (TBA)	99,305
78,912	Federal National Mortgage Association, 4.000%, 10/1/40	79,145
113,228	Federal National Mortgage Association, 4.000%, 3/1/41	111,869
26,870	Federal National Mortgage Association, 4.000%, 5/1/42	26,547
164,392	Federal National Mortgage Association, 4.000%, 6/1/42	162,418
51,091	Federal National Mortgage Association, 4.000%, 9/1/42	50,478
158,999	Federal National Mortgage Association, 4.000%, 7/1/43	157,168
33,501	Federal National Mortgage Association, 4.000%, 8/1/43	33,016
80,621	Federal National Mortgage Association, 4.000%, 8/1/43	79,453
27,481	Federal National Mortgage Association, 4.000%, 4/1/47	27,026
12,367	Federal National Mortgage Association, 4.000%, 6/1/47	12,155
The accompanying notes are an integral part of these financial statements.
54Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
9,607	Federal National Mortgage Association, 4.000%, 6/1/47	$ 9,476
31,195	Federal National Mortgage Association, 4.000%, 3/1/48	30,658
39,310	Federal National Mortgage Association, 4.000%, 11/1/50	38,155
18,652	Federal National Mortgage Association, 4.000%, 12/1/50	18,072
8,950	Federal National Mortgage Association, 4.000%, 1/1/51	8,664
12,178	Federal National Mortgage Association, 4.000%, 2/1/51	11,800
14,035	Federal National Mortgage Association, 4.000%, 4/1/51	13,599
31,977	Federal National Mortgage Association, 4.000%, 6/1/51	30,936
35,315	Federal National Mortgage Association, 4.000%, 7/1/51	34,192
80,877	Federal National Mortgage Association, 4.000%, 7/1/51	78,236
39,797	Federal National Mortgage Association, 4.000%, 7/1/56	39,220
70,476	Federal National Mortgage Association, 4.000%, 1/1/57	69,454
300,000	Federal National Mortgage Association, 4.500%, 2/1/38 (TBA)	302,280
104,822	Federal National Mortgage Association, 4.500%, 6/1/40	106,225
83,768	Federal National Mortgage Association, 4.500%, 4/1/41	85,663
112,186	Federal National Mortgage Association, 4.500%, 9/1/43	113,966
169,643	Federal National Mortgage Association, 4.500%, 12/1/43	170,886
71,066	Federal National Mortgage Association, 4.500%, 1/1/44	72,221
893,137	Federal National Mortgage Association, 4.500%, 7/1/44	907,117
62,930	Federal National Mortgage Association, 4.500%, 8/1/47	63,890
52,744	Federal National Mortgage Association, 5.000%, 5/1/31	53,971
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2355

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
400,000	Federal National Mortgage Association, 5.000%, 2/1/38 (TBA)	$ 406,209
9,635	Federal National Mortgage Association, 5.000%, 6/1/49	9,725
2,888	Federal National Mortgage Association, 5.000%, 10/1/49	2,922
295,319	Federal National Mortgage Association, 5.000%, 8/1/52	297,091
314,994	Federal National Mortgage Association, 5.000%, 8/1/52	316,260
100,000	Federal National Mortgage Association, 5.000%, 2/1/53 (TBA)	100,367
4	Federal National Mortgage Association, 5.500%, 3/1/23	4
2,188	Federal National Mortgage Association, 5.500%, 3/1/34	2,224
4,817	Federal National Mortgage Association, 5.500%, 12/1/34	4,939
26,237	Federal National Mortgage Association, 5.500%, 10/1/35	27,371
10,281	Federal National Mortgage Association, 5.500%, 12/1/35	10,784
12,631	Federal National Mortgage Association, 5.500%, 12/1/35	13,247
6,558	Federal National Mortgage Association, 5.500%, 5/1/37	6,889
67,295	Federal National Mortgage Association, 5.500%, 5/1/38	70,690
1,700,000	Federal National Mortgage Association, 5.500%, 2/1/53 (TBA)	1,727,492
257	Federal National Mortgage Association, 6.000%, 9/1/29	269
807	Federal National Mortgage Association, 6.000%, 8/1/32	844
5,454	Federal National Mortgage Association, 6.000%, 12/1/33	5,603
4,891	Federal National Mortgage Association, 6.000%, 10/1/37	5,150
3,624	Federal National Mortgage Association, 6.000%, 12/1/37	3,799
49,947	Federal National Mortgage Association, 6.000%, 1/1/53	52,409
The accompanying notes are an integral part of these financial statements.
56Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
19,984	Federal National Mortgage Association, 6.000%, 1/1/53	$ 20,811
1,900,000	Federal National Mortgage Association, 6.000%, 2/15/53 (TBA)	1,951,137
1,000,000	Federal National Mortgage Association, 6.000%, 3/1/53 (TBA)	1,025,703
4,955	Federal National Mortgage Association, 6.500%, 4/1/29	5,044
2,660	Federal National Mortgage Association, 6.500%, 7/1/29	2,753
7,708	Federal National Mortgage Association, 6.500%, 5/1/32	8,091
7,609	Federal National Mortgage Association, 6.500%, 9/1/32	8,001
3,138	Federal National Mortgage Association, 6.500%, 10/1/32	3,250
8,699	Federal National Mortgage Association, 7.000%, 1/1/36	9,103
700,000	Government National Mortgage Association, 2.500%, 2/15/53 (TBA)	623,895
1,100,000	Government National Mortgage Association, 3.000%, 2/15/53 (TBA)	1,010,453
300,000	Government National Mortgage Association, 3.500%, 2/15/53 (TBA)	283,634
100,000	Government National Mortgage Association, 4.000%, 2/20/53 (TBA)	97,078
700,000	Government National Mortgage Association, 5.000%, 2/20/53 (TBA)	704,758
100,000	Government National Mortgage Association, 5.500%, 2/20/53 (TBA)	101,617
200,000	Government National Mortgage Association, 5.500%, 3/20/53 (TBA)	203,047
200,000	Government National Mortgage Association, 6.000%, 2/20/53 (TBA)	204,969
69,731	Government National Mortgage Association I, 3.500%, 11/15/41	67,624
8,806	Government National Mortgage Association I, 3.500%, 10/15/42	8,539
112,083	Government National Mortgage Association I, 4.000%, 9/15/41	110,795
20,096	Government National Mortgage Association I, 4.000%, 4/15/45	19,865
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2357

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
34,224	Government National Mortgage Association I, 4.000%, 6/15/45	$ 34,002
21,010	Government National Mortgage Association I, 4.500%, 5/15/39	21,292
4,878	Government National Mortgage Association I, 5.500%, 8/15/33	5,165
8,325	Government National Mortgage Association I, 5.500%, 9/15/33	8,507
7,126	Government National Mortgage Association I, 6.000%, 10/15/33	7,380
8,525	Government National Mortgage Association I, 6.000%, 9/15/34	8,763
23,875	Government National Mortgage Association I, 6.000%, 9/15/38	25,210
2,631	Government National Mortgage Association I, 6.500%, 10/15/28	2,727
9,848	Government National Mortgage Association I, 6.500%, 5/15/31	10,207
5,618	Government National Mortgage Association I, 6.500%, 6/15/32	5,829
8,774	Government National Mortgage Association I, 6.500%, 12/15/32	9,109
11,528	Government National Mortgage Association I, 6.500%, 5/15/33	11,948
117	Government National Mortgage Association I, 7.000%, 8/15/28	120
2,106	Government National Mortgage Association I, 8.000%, 2/15/30	2,104
692,597	Government National Mortgage Association II, 3.500%, 9/20/52	654,762
792,582	Government National Mortgage Association II, 4.000%, 9/20/52	769,417
27,284	Government National Mortgage Association II, 4.500%, 9/20/44	27,991
13,381	Government National Mortgage Association II, 4.500%, 10/20/44	13,716
26,612	Government National Mortgage Association II, 4.500%, 11/20/44	27,289
692,605	Government National Mortgage Association II, 4.500%, 9/20/52	687,763
10,649	Government National Mortgage Association II, 5.500%, 2/20/34	11,028
The accompanying notes are an integral part of these financial statements.
58Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
15,427	Government National Mortgage Association II, 6.500%, 11/20/28	$ 15,907
872	Government National Mortgage Association II, 7.500%, 9/20/29	898
2,400,000(j)	U.S. Treasury Bills, 2/2/23	2,399,734
1,500,000(j)	U.S. Treasury Bills, 2/21/23	1,496,318
1,697,000	U.S. Treasury Bonds, 2.000%, 2/15/50	1,211,963
170,000	U.S. Treasury Bonds, 2.875%, 5/15/52	146,492
2,440,000	U.S. Treasury Bonds, 3.000%, 2/15/48	2,148,916
12,374,000	U.S. Treasury Bonds, 3.125%, 5/15/48	11,157,868
5,039,000	U.S. Treasury Notes, 1.125%, 2/15/31	4,242,011
2,500,000	U.S. Treasury Notes, 1.500%, 2/15/30	2,194,531
340,000	U.S. Treasury Notes, 2.625%, 5/31/27	325,789
250,000	U.S. Treasury Notes, 2.750%, 5/31/29	238,145
2,090,000	U.S. Treasury Notes, 2.875%, 5/15/32	1,990,398
850,000	U.S. Treasury Notes, 3.250%, 6/30/27	835,490
	Total U.S. Government and Agency Obligations (Cost $65,347,380)	$63,124,521

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 102.0% (Cost $348,509,660)	$398,344,122
Shares		Dividend Income	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
	Affiliated Issuer — 0.2%
	Closed-End Fund — 0.2% of Net Assets
115,672(l)	Pioneer ILS Interval Fund	$24,446	$—	$(32,071)	$ 942,728
	Total Closed-End Fund (Cost $1,166,789)				$ 942,728

	Total Investments in Affiliated Issuer — 0.2% (Cost $1,166,789)				$ 942,728
	OTHER ASSETS AND LIABILITIES — (2.2)%				$ (8,585,572)
	net assets — 100.0%				$390,701,278

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2359

Schedule of Investments   |  1/31/23
(unaudited) (continued)
(A.D.R.)	American Depositary Receipts.
(TBA)	“To Be Announced” Securities.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
ICE	Intercontinental Exchange.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
REMICs	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2023, the value of these securities amounted to $50,997,663, or 13.1% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at January 31, 2023.
(b)	Non-income producing security.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at January 31, 2023.
(d)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Debt obligation initially issued at one coupon which converts to a higher coupon at a speciﬁc date. The rate shown is the rate at January 31, 2023.
(g)	Consists of Revenue Bonds unless otherwise indicated.
(h)	Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.
(i)	Represents a General Obligation Bond.
(j)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(k)	Issued as participation notes.
(l)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by the Adviser.
*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at January 31, 2023.
The accompanying notes are an integral part of these financial statements.
60Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

†	Amount rounds to less than 0.1%.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Bonanza Re	12/15/2020	$250,000	$212,500
Easton Re Pte	12/15/2020	250,000	233,775
Sector Re V	4/23/2019	68,252	48,535
Total Restricted Securities			$494,810
% of Net assets			0.1%
FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
52	U.S. 2 Year Note (CBT)	3/31/23	$10,652,326	$10,693,719	$ 41,393
121	U.S. 5 Year Note (CBT)	3/31/23	13,175,748	13,218,305	42,557
8	U.S. Long Bond (CBT)	3/22/23	1,022,521	1,039,000	16,479
			$24,850,595	$24,951,024	$100,429
Number of Contracts Short	Description	Expiration Date	Notional Amount	Market Value	Unrealized (Depreciation)
46	U.S. 10 Year Ultra (CBT)	3/22/23	$ (5,572,773)	$ (5,575,344)	$ (2,571)
11	U.S. 10 Year Note (CBT)	3/22/23	(1,241,806)	(1,259,672)	(17,866)
17	U.S. Ultra Bond (CBT)	3/22/23	(2,373,612)	(2,409,750)	(36,138)
			$ (9,188,191)	$ (9,244,766)	$(56,575)
TOTAL FUTURES CONTRACTS			$15,662,404	$15,706,258	$ 43,854
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2361

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Purchases and sales of securities (excluding short-term investments) for the six months ended January 31, 2023 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$11,301,872	$ 7,042,149
Other Long-Term Securities	$72,579,408	$70,828,474
At January 31, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $349,676,449 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 69,145,323
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(19,534,922)
Net unrealized appreciation	$ 49,610,401
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
62Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

The following is a summary of the inputs used as of January 31, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$ —	$ 545,113	$ —	$ 545,113
Common Stocks	249,024,762	—	—	249,024,762
Asset Backed Securities	—	9,480,608	—	9,480,608
Collateralized Mortgage Obligations	—	16,802,427	—	16,802,427
Commercial Mortgage-Backed Securities	—	8,586,398	—	8,586,398
Convertible Corporate Bonds	—	5,412,371	—	5,412,371
Corporate Bonds	—	40,435,464	—	40,435,464
Convertible Preferred Stocks	779,651	—	—	779,651
Municipal Bonds	—	1,714,312	—	1,714,312
Preferred Stock	1,742,652	—	—	1,742,652
Insurance-Linked Securities
Reinsurance Sidecars
Multiperil – Worldwide	—	—	48,535	48,535
All Other Insurance-Linked Securities	—	446,275	—	446,275
Foreign Government Bond	—	201,033	—	201,033
U.S. Government and Agency Obligations	—	63,124,521	—	63,124,521
Affiliated Closed-End Fund	942,728	—	—	942,728
Total Investments in Securities	$ 252,489,793	$146,748,522	$ 48,535	$ 399,286,850
Other Financial Instruments
Net unrealized appreciation on futures contracts	$ 43,854	$ —	$ —	$ 43,854
Total Other Financial Instruments	$ 43,854	$ —	$ —	$ 43,854
During the period ended January 31, 2023, there were no significant transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2363

Statement of Assets and Liabilities  |  1/31/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $348,509,660)	$398,344,122
Investments in affiliated issuers, at value (cost $1,166,789)	942,728
Foreign currencies, at value (cost $148)	151
Futures collateral	920,180
Collateral due from broker for TBA Securities	10,000
Variation margin for futures contracts	34,735
Receivables —
Investment securities sold	6,364,890
Fund shares sold	218,615
Dividends	312,050
Interest	952,394
Other assets	52,938
Total assets	$408,152,803
LIABILITIES:
Overdraft due to custodian	$ 200,687
Payables —
Investment securities purchased	16,322,318
Fund shares repurchased	726,811
Distributions	35
Trustees' fees	1,262
Due to Adviser	1,139
Management fees	26,518
Administrative expenses	10,103
Distribution fees	14,917
Accrued expenses	147,735
Total liabilities	$ 17,451,525
NET ASSETS:
Paid-in capital	$351,174,175
Distributable earnings	39,527,103
Net assets	$ 390,701,278
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $270,594,031/28,406,617 shares)	$ 9.53
Class C (based on $39,398,506/4,178,600 shares)	$ 9.43
Class K (based on $12,040,009/1,267,644 shares)	$ 9.50
Class R (based on $3,627,168/380,176 shares)	$ 9.54
Class Y (based on $65,041,564/6,772,651 shares)	$ 9.60
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.53 net asset value per share/100%-4.50% maximum sales charge)	$ 9.98
The accompanying notes are an integral part of these financial statements.
64Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 1/31/23
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $913)	$ 3,088,098
Dividends from unaffiliated issuers (net of foreign taxes withheld $18,538)	2,636,644
Dividends from affiliated issuers	24,446
Total Investment Income		$ 5,749,188
EXPENSES:
Management fees	$ 981,832
Administrative expenses	74,087
Transfer agent fees
Class A	45,580
Class C	6,326
Class K	63
Class R	382
Class Y	30,114
Distribution fees
Class A	337,021
Class C	201,026
Class R	7,925
Shareowner communications expense	27,918
Custodian fees	1,246
Registration fees	41,172
Professional fees	42,105
Printing expense	12,408
Officers' and Trustees' fees	9,512
Insurance expense	2,113
Miscellaneous	30,153
Total expenses		$ 1,850,983
Less fees waived and expenses reimbursed by the Adviser		(22,727)
Net expenses		$ 1,828,256
Net investment income		$ 3,920,932
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(8,622,966)
Futures contracts	(1,479,719)
Other assets and liabilities denominated in foreign currencies	60,805	$(10,041,880)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 9,332,660
Investments in affiliated issuers	(32,071)
Futures contracts	(154,945)
Other assets and liabilities denominated in foreign currencies	71	$ 9,145,715
Net realized and unrealized gain (loss) on investments		$ (896,165)
Net increase in net assets resulting from operations		$ 3,024,767
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2365

Statements of Changes in Net Assets
	Six Months Ended 1/31/23 (unaudited)	Year Ended 7/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 3,920,932	$ 4,439,971
Net realized gain (loss) on investments	(10,041,880)	12,713,768
Change in net unrealized appreciation (depreciation) on investments	9,145,715	(49,462,972)
Net increase (decrease) in net assets resulting from operations	$ 3,024,767	$ (32,309,233)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.22 and $0.91 per share, respectively)	$ (6,333,359)	$ (24,678,235)
Class C ($0.19 and $0.83 per share, respectively)	(823,232)	(3,865,458)
Class K ($0.24 and $0.95 per share, respectively)	(238,110)	(393,068)
Class R ($0.21 and $0.88 per share, respectively)	(74,261)	(166,585)
Class Y ($0.23 and $0.94 per share, respectively)	(1,742,833)	(6,264,634)
Total distributions to shareowners	$ (9,211,795)	$ (35,367,980)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 28,391,365	$ 85,210,523
Reinvestment of distributions	9,038,124	34,584,331
Cost of shares repurchased	(48,733,527)	(76,584,713)
Net increase (decrease) in net assets resulting from Fund share transactions	$ (11,304,038)	$ 43,210,141
Net decrease in net assets	$ (17,491,066)	$ (24,467,072)
NET ASSETS:
Beginning of period	$408,192,344	$432,659,416
End of period	$ 390,701,278	$408,192,344
The accompanying notes are an integral part of these financial statements.
66Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

	Six Months Ended 1/31/23 Shares (unaudited)	Six Months Ended 1/31/23 Amount (unaudited)	Year Ended 7/31/22 Shares	Year Ended 7/31/22 Amount
Class A
Shares sold	1,499,298	$ 13,943,696	3,892,101	$ 41,513,795
Reinvestment of distributions	675,938	6,182,235	2,248,900	24,068,744
Less shares repurchased	(2,745,865)	(25,412,150)	(3,777,059)	(39,682,763)
Net increase (decrease)	(570,629)	$ (5,286,219)	2,363,942	$ 25,899,776
Class C
Shares sold	182,944	$ 1,679,861	740,583	$ 7,924,096
Reinvestment of distributions	90,836	822,750	363,341	3,865,458
Less shares repurchased	(668,129)	(6,121,798)	(1,467,546)	(15,492,417)
Net decrease	(394,349)	$ (3,619,187)	(363,622)	$ (3,702,863)
Class K
Shares sold	538,105	$ 4,992,111	632,906	$ 6,535,090
Reinvestment of distributions	26,125	238,110	36,982	391,612
Less shares repurchased	(98,738)	(907,568)	(95,764)	(957,960)
Net increase	465,492	$ 4,322,653	574,124	$ 5,968,742
Class R
Shares sold	89,993	$ 821,455	167,700	$ 1,719,826
Reinvestment of distributions	8,106	74,261	15,541	166,585
Less shares repurchased	(15,766)	(146,399)	(95,664)	(1,027,343)
Net increase	82,333	$ 749,317	87,577	$ 859,068
Class Y
Shares sold	742,386	$ 6,954,242	2,599,392	$ 27,517,716
Reinvestment of distributions	186,589	1,720,768	565,081	6,091,932
Less shares repurchased	(1,732,789)	(16,145,612)	(1,844,458)	(19,424,230)
Net increase (decrease)	(803,814)	$ (7,470,602)	1,320,015	$ 14,185,418
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2367

Financial Highlights
	Six Months Ended 1/31/23 (unaudited)	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19	Year Ended 7/31/18
Class A
Net asset value, beginning of period	$ 9.66	$ 11.31	$ 9.72	$ 9.57	$ 9.64	$ 9.65
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.09	$ 0.11	$ 0.12	$ 0.15	$ 0.18	$ 0.17
Net realized and unrealized gain (loss) on investments	—	(0.85)	1.84	0.54	0.56	0.70
Net increase (decrease) from investment operations	$ 0.09	$ (0.74)	$ 1.96	$ 0.69	$ 0.74	$ 0.87
Distributions to shareowners:
Net investment income	$ (0.09)	$ (0.13)	$ (0.11)	$ (0.15)	$ (0.18)	$ (0.17)
Net realized gain	(0.13)	(0.78)	(0.26)	(0.39)	(0.63)	(0.71)
Total distributions	$ (0.22)	$ (0.91)	$ (0.37)	$ (0.54)	$ (0.81)	$ (0.88)
Net increase (decrease) in net asset value	$ (0.13)	$ (1.65)	$ 1.59	$ 0.15	$ (0.07)	$ (0.01)
Net asset value, end of period	$ 9.53	$ 9.66	$ 11.31	$ 9.72	$ 9.57	$ 9.64
Total return (b)	1.04%(c)	(7.23)%	20.60%	7.55%	8.51%	9.33%
Ratio of net expenses to average net assets	0.91%(d)	0.95%	0.99%	0.99%	1.01%	1.16%
Ratio of net investment income (loss) to average net assets	2.02%(d)	1.07%	1.12%	1.65%	1.97%	1.76%
Portfolio turnover rate	21%(c)	40%	54%	65%	60%	65%
Net assets, end of period (in thousands)	$270,594	$279,982	$301,068	$233,421	$219,544	$185,382
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.91%(d)	0.95%	1.00%	1.04%	1.07%	1.17%
Net investment income (loss) to average net assets	2.02%(d)	1.07%	1.11%	1.60%	1.91%	1.75%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
68Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

	Six Months Ended 1/31/23 (unaudited)	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19	Year Ended 7/31/18
Class C
Net asset value, beginning of period	$ 9.57	$ 11.21	$ 9.65	$ 9.50	$ 9.57	$ 9.58
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.06	$ 0.03	$ 0.04	$ 0.09	$ 0.11	$ 0.10
Net realized and unrealized gain (loss) on investments	(0.01)	(0.84)	1.82	0.54	0.55	0.70
Net increase (decrease) from investment operations	$ 0.05	$ (0.81)	$ 1.86	$ 0.63	$ 0.66	$ 0.80
Distributions to shareowners:
Net investment income	$ (0.06)	$ (0.05)	$ (0.04)	$ (0.09)	$ (0.10)	$ (0.10)
Net realized gain	(0.13)	(0.78)	(0.26)	(0.39)	(0.63)	(0.71)
Total distributions	$ (0.19)	$ (0.83)	$ (0.30)	$ (0.48)	$ (0.73)	$ (0.81)
Net increase (decrease) in net asset value	$ (0.14)	$ (1.64)	$ 1.56	$ 0.15	$ (0.07)	$ (0.01)
Net asset value, end of period	$ 9.43	$ 9.57	$ 11.21	$ 9.65	$ 9.50	$ 9.57
Total return (b)	0.64%(c)	(7.92)%	19.63%	6.82%	7.68%	8.63%
Ratio of net expenses to average net assets	1.65%(d)	1.68%	1.72%	1.72%	1.75%	1.90%
Ratio of net investment income (loss) to average net assets	1.28%(d)	0.33%	0.41%	0.92%	1.23%	1.03%
Portfolio turnover rate	21%(c)	40%	54%	65%	60%	65%
Net assets, end of period (in thousands)	$39,399	$43,776	$55,342	$56,387	$46,993	$49,205
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.65%(d)	1.69%	1.73%	1.76%	1.79%	1.90%
Net investment income (loss) to average net assets	1.28%(d)	0.32%	0.40%	0.88%	1.19%	1.03%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2369

Financial Highlights  (continued)
	Six Months Ended 1/31/23 (unaudited)	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19	Year Ended 7/31/18
Class K
Net asset value, beginning of period	$ 9.64	$11.29	$ 9.71	$ 9.56	$ 9.63	$ 9.65
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.11	$ 0.15	$ 0.15	$ 0.18	$ 0.20	$ 0.20
Net realized and unrealized gain (loss) on investments	(0.01)	(0.85)	1.84	0.54	0.55	0.70
Net increase (decrease) from investment operations	$ 0.10	$ (0.70)	$ 1.99	$ 0.72	$ 0.75	$ 0.90
Distributions to shareowners:
Net investment income	$ (0.11)	$ (0.17)	$ (0.15)	$ (0.18)	$ (0.19)	$ (0.21)
Net realized gain	(0.13)	(0.78)	(0.26)	(0.39)	(0.63)	(0.71)
Total distributions	$ (0.24)	$ (0.95)	$ (0.41)	$(0.57)	$(0.82)	$(0.92)
Net increase (decrease) in net asset value	$ (0.14)	$ (1.65)	$ 1.58	$ 0.15	$ (0.07)	$ (0.02)
Net asset value, end of period	$ 9.50	$ 9.64	$11.29	$ 9.71	$ 9.56	$ 9.63
Total return (b)	1.12%(c)	(6.90)%	20.96%	7.93%	8.72%	9.66%
Ratio of net expenses to average net assets	0.61%(d)	0.65%	0.65%	0.65%	0.76%	0.85%
Ratio of net investment income (loss) to average net assets	2.32%(d)	1.44%	1.43%	1.95%	2.21%	2.07%
Portfolio turnover rate	21%(c)	40%	54%	65%	60%	65%
Net assets, end of period (in thousands)	$12,040	$7,732	$2,575	$ 606	$ 281	$ 108
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.62%(d)	0.65%	0.70%	0.71%	0.81%	0.85%
Net investment income (loss) to average net assets	2.31%(d)	1.44%	1.38%	1.89%	2.16%	2.07%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
70Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

	Six Months Ended 1/31/23 (unaudited)	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19	Year Ended 7/31/18
Class R
Net asset value, beginning of period	$ 9.68	$11.33	$ 9.75	$ 9.59	$ 9.64	$ 9.64
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.08	$ 0.09	$ 0.09	$ 0.12	$ 0.15	$ 0.15
Net realized and unrealized gain (loss) on investments	(0.01)	(0.86)	1.83	0.56	0.56	0.71
Net increase (decrease) from investment operations	$ 0.07	$ (0.77)	$ 1.92	$ 0.68	$ 0.71	$ 0.86
Distributions to shareowners:
Net investment income	$ (0.08)	$ (0.10)	$ (0.08)	$ (0.13)	$ (0.13)	$ (0.15)
Net realized gain	(0.13)	(0.78)	(0.26)	(0.39)	(0.63)	(0.71)
Total distributions	$ (0.21)	$ (0.88)	$ (0.34)	$ (0.52)	$ (0.76)	$ (0.86)
Net increase (decrease) in net asset value	$ (0.14)	$ (1.65)	$ 1.58	$ 0.16	$ (0.05)	$ —
Net asset value, end of period	$ 9.54	$ 9.68	$11.33	$ 9.75	$ 9.59	$ 9.64
Total return (b)	0.86%(c)	(7.45)%	20.12%	7.32%	8.24%	9.17%
Ratio of net expenses to average net assets	1.16%(d)	1.20%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	1.78%(d)	0.84%	0.81%	1.32%	1.65%	1.56%
Portfolio turnover rate	21%(c)	40%	54%	65%	60%	65%
Net assets, end of period (in thousands)	$3,627	$2,884	$2,383	$2,047	$1,363	$5,941
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.16%(d)	1.20%	1.45%	1.59%	1.77%	1.57%
Net investment income (loss) to average net assets	1.78%(d)	0.84%	0.66%	1.03%	1.18%	1.29%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2371

Financial Highlights  (continued)
	Six Months Ended 1/31/23 (unaudited)	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19	Year Ended 7/31/18
Class Y
Net asset value, beginning of period	$ 9.74	$ 11.39	$ 9.79	$ 9.64	$ 9.71	$ 9.71
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.11	$ 0.14	$ 0.15	$ 0.19	$ 0.21	$ 0.19
Net realized and unrealized gain (loss) on investments	(0.02)	(0.85)	1.86	0.54	0.55	0.72
Net increase (decrease) from investment operations	$ 0.09	$ (0.71)	$ 2.01	$ 0.73	$ 0.76	$ 0.91
Distributions to shareowners:
Net investment income	$ (0.10)	$ (0.16)	$ (0.15)	$ (0.19)	$ (0.20)	$ (0.20)
Net realized gain	(0.13)	(0.78)	(0.26)	(0.39)	(0.63)	(0.71)
Total distributions	$ (0.23)	$ (0.94)	$ (0.41)	$ (0.58)	$ (0.83)	$ (0.91)
Net increase (decrease) in net asset value	$ (0.14)	$ (1.65)	$ 1.60	$ 0.15	$ (0.07)	$ —
Net asset value, end of period	$ 9.60	$ 9.74	$ 11.39	$ 9.79	$ 9.64	$ 9.71
Total return (b)	1.10%(c)	(6.95)%	20.99%	7.95%	8.77%	9.67%
Ratio of net expenses to average net assets	0.65%(d)	0.65%	0.65%	0.65%	0.69%	0.93%
Ratio of net investment income (loss) to average net assets	2.28%(d)	1.37%	1.46%	1.99%	2.29%	1.99%
Portfolio turnover rate	21%(c)	40%	54%	65%	60%	65%
Net assets, end of period (in thousands)	$65,042	$73,819	$71,290	$53,142	$33,930	$30,892
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.69%(d)	0.75%	0.77%	0.82%	0.84%	0.93%
Net investment income (loss) to average net assets	2.24%(d)	1.27%	1.34%	1.82%	2.14%	1.99%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
72Pioneer Balanced ESG Fund | Semiannual Report | 1/31/23

Notes to Financial Statements  |  1/31/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Balanced ESG Fund (the “Fund”) is one of four portfolios comprising Pioneer Series Trust IV (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The Fund’s investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.
The Fund offers ﬁve classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2373

provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Fund has established and maintains a comprehensive derivatives risk management program, has appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("Var").
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
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The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.
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Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes
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over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of January 31, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”),
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and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$ 5,477,754
Long-term capital gains	29,890,226
Total	$35,367,980
The following shows the components of distributable earnings (losses) on a federal income tax basis at July 31, 2022:
2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 337,329
Undistributed long-term capital gains	5,495,135
Net unrealized appreciation	39,881,667
Total	$45,714,131
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event-linked bonds, the tax treatment of premium and amortization, the mark to market of futures contracts, tax basis adjustments on Real Estate Investment Trust (“REIT”) holdings and common stock.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $16,448 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2023.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
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Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the
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value and liquidity of the Fund's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the
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Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund’s ESG criteria exclude securities of issuers in certain industries, and the Adviser considers ESG factors in making investment decisions.
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Excluding specific issuers limits the universe of investments available to the Fund as compared with other funds that do not consider ESG criteria or ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG criteria or ESG factors. Accordingly, the Fund may underperform other funds that do not utilize an investment strategy that considers ESG criteria or ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks. In considering ESG factors, the Adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business
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continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneﬁcial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at January 31, 2023 are listed in the Schedule of Investments.
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I.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
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Additionally, the Fund may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Fund’s investment in Pioneer ILS Interval Fund at January 31, 2023 is listed in the Schedule of Investments.
J.	Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
As of and for the six months ended January 31, 2023, the Fund had no open repurchase agreements.
K.	Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.
All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2023 is recorded as "Futures collateral" on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value
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of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average notional value of futures contracts long position and futures contracts short position during the six months ended January 31, 2023 were $27,419,074 and $8,823,089, respectively. Open futures contracts outstanding at January 31, 2023 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and 0.45% of the Fund’s average daily net assets over $1 billion. For the six months ended January 31, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% (annualized) of the Fund’s average daily net assets.
 The Adviser has agreed to waive its management fee with respect to any portion of the Fund’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the six months ended January 31, 2023, the Adviser waived $8,262 in management fees with respect to the Fund, which is reflected on the Statement of Operations as a fee waiver.
The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 0.99%, 0.65%, 1.30% and 0.65% of the average daily net assets attributable to Class A, Class K, Class R and
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Class Y shares, respectively. These expense limitations are in effect through December 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended January 31, 2023 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended January 31, 2023, the Fund paid $9,512 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At January 31, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $1,262 and a payable for administrative expenses of $10,103, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
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In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended January 31, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$24,885
Class C	1,949
Class K	211
Class R	471
Class Y	402
Total	$27,918
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y
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shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended January 31, 2023, CDSCs in the amount of $3,643 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended January 31, 2023, the Fund had no borrowings under the credit facility.
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7. Transactions in Underlying Funds
An affiliated issuer is a company in which the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company which is under common ownership or control. At January 31, 2023, the value of the Fund’s investment in affiliated issuers was $942,728, which represents 0.2% of the Fund’s net assets.
Transactions in affiliated issuers by the Fund for the six months ended January 31, 2023 were as follows:
Name of the Affiliated Issuer	Value at July 31, 2022	Purchases Costs	Change in Net Unrealized Appreciation/ (Depreciation)	Net Realized Gain/(Loss)	Dividends Received and Reinvested	Sales Proceeds	Shares held at January 31, 2023	Value at January 31, 2023
Pioneer ILS Interval Fund	$950,353	$ —	$ (32,071)	$ —	$24,446	$ —	115,672	$942,728
Total	$ 950,353	$—	$(32,071)	$—	$24,446	$—	115,672	$942,728
Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.
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8.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Net unrealized appreciation on futures contracts*	$43,854	$ —	$ —	$ —	$ —
Total Value	$43,854	$—	$—	$—	$—

*	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at January 31, 2023 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$ (1,479,719)	$ —	$ —	$ —	$ —
Total Value	$(1,479,719)	$—	$—	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$ (154,945)	$ —	$ —	$ —	$ —
Total Value	$ (154,945)	$—	$—	$—	$—
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Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Balanced ESG Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2022 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2022, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2022, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.
At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
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management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the
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performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some
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instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
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Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
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Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
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How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 18831-17-0323

Pioneer Multi-Asset Income Fund
Semiannual Report  |  January 31, 2023

A: PMAIX	C: PMACX	K: PMFKX	R: PMFRX	Y: PMFYX

visit us: www.amundi.com/us

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, the father of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “Active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate the risks during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
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We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
March 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
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Portfolio Management Discussion  |  1/31/23
In the following interview, Howard Weiss discusses Pioneer Multi-Asset Income Fund’s performance and investment strategies during the six-month period ended January 31, 2023, along with the management team’s outlook for the coming months. Mr. Weiss, CFA, a Senior Vice President, Director of Multi-Asset Solutions, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), co-manages the Fund, along with lead portfolio manager Marco Pirondini, Senior Managing Director, Head of Equities, US, and a portfolio manager at Amundi US; and Fergal Jackson, a Vice President and a portfolio manager at Amundi US.
Q	How did the Fund perform during six-month period ended January 31, 2023?
A	The Fund’s Class A shares returned 8.08% at net asset value during the six-month period ended January 31, 2023, while the Fund’s benchmarks, the Bloomberg US Aggregate Bond Index (the Bloomberg Index) and the Morgan Stanley Capital International Index (MSCI) All Country World (ACWI) NR Index*, returned -2.37% and 2.45%, respectively. During the same period, the average return of the 413 mutual funds in Morningstar’s Global Allocation Funds category was 2.17%.
Q	How would you describe the global investment environment during the six-month period ended January 31, 2023?
A	The six-month period featured a tale of two halves. During the first three months, from August through October 2022, investors’ sentiment soured as inflationary pressures persisted in both the developed and emerging markets, and geopolitical tensions escalated. In addition, a deterioration in global economic growth
*	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) , with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequentia(including, without limitation, lost profits) or any other damages.
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prospects heightened recession fears. As a result, riskier assets, such as stocks and corporate bonds, sold off in a “flight to safety” market environment. In the second half of the period, however, equities and other riskier assets rallied, despite elevated interest rates, a slowing global economy, and myriad geopolitical uncertainties. Central banks, led by the US Federal Reserve (Fed) and the European Central Bank (ECB), remained focused on monetary policy normalization, or tightening, and continued raising interest rates to cool inflation as well as consumer demand. In Japan, though, monetary policy continued to diverge from the policies of other developed countries, with the Bank of Japan maintaining its loose policies, due to concerns about slowing economic growth.
Investors’ sentiment eventually improved in the second half of the period, amid signs that central banks were making headway with regard to fighting inflation. That, in turn, raised optimism among market participants that central-bank policymakers might slow the degree and pace of future interest-rate increases. China’s reopening due to an easing of its “Zero-COVID” policies also fueled the second-half rally.
For the six-month period, international equities outperformed US equities on a relative basis. At the regional level, European, Japanese, and emerging markets equities rose by 11.04%, 5.05%, and 4.92%, respectively, for the period. In the US, the Standard & Poor’s 500 Index (the S&P 500) returned -0.44%. Meanwhile, global value stocks, led by the energy and financials sectors, significantly outperformed growth stocks. Amid the central-bank monetary tightening, global fixed-income assets lost ground for the six-month period, delivering returns in the low-negative single digits. A notable exception was the high-yield segment, as the Bloomberg Global High Yield Index returned more than 5% for the period.
Q	What factors drove the Fund’s benchmark-relative performance during the six-month period ended January 31, 2023?
A	During the reporting period, the largest positive contributors to the Fund’s benchmark-relative performance came from security selection decisions within equities. Our valuation-oriented approach to investing favored holding equities in the portfolio that we believed could perform well in an environment featuring
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higher interest rates and elevated inflation. Those security selection decisions, coupled with overweight portfolio allocations to the outperforming energy and financials sectors, aided the Fund’s relative returns.
Within energy, years of underinvestment has led to limited capacity in the face of rising demand. We have focused the Fund’s investments in the sector on US energy infrastructure, through positions in master limited partnerships (MLPs) and oil-and-gas exploration companies with large free cash flows; companies we believe could be in position to return capital to shareholders.
At the individual security level, the Fund’s investment in Energy Transfer, a diversified mid-stream firm with pipelines and other associated infrastructure across 41 US states, was a top positive contributor to relative performance for the six-month period. Within financials, we have concentrated investing the portfolio in companies located in Asia and Europe that offer traditional banking services, as we think such firms may benefit from rising interest rates and potentially increased profitability. In that vein, a position in ABN AMRO Bank was a key positive contributor to the Fund’s relative performance for the period. We believe ABN AMRO exemplifies our strategy in the financials sector. The company reported better-than-expect profits in the third quarter of 2022, and its underwriting and credit profiles have continued to improve. With its operating income rising, ABN AMRO has been increasing its dividend** and engaging in share buybacks. We believe higher interest rates could provide further support to the company’s earnings as net-interest margins improve.
Another significant positive contributor to the Fund’s positive relative performance during the six-month period was the portfolio’s positioning within equity-linked notes (ELNs). ELNs are products that combine a fixed-income investment with the potential for additional returns tied to the performance of underlying equities, or equity-related securities. ELNs seek to produce yield by selling volatility against a single equity, basket of equities, or an equity index. They are, in effect, covered-call strategies, in which a call option – or a contractual agreement to
**	Dividends are not guaranteed.
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buy a security at a predetermined price and within a predetermined timeframe – against the underlying investment is sold in an effort to produce income. (Selling volatility entails seeking relatively expensive options of highly volatile investments, with the goal of selling the options at a higher-than-average price, in anticipation that they will lose value at a faster rate than lower-cost, comparable options might decline in value.) While ELNs still bear the price risk of the referenced stock(s), periods of elevated volatility may result in ELNs offering richer coupons (yields); that, in turn, could help to mute volatility of net returns when compared to actually owning the stock shares. ELNs are subject to additional risks and, of course, there is no assurance that investments in ELNs will be profitable.
During a period that saw the Fund outperform both benchmarks by a fairly wide margin, there were no significant detractors from relative performance; however, the portfolio’s equity hedges did underperform towards the end of the six-month period, given the overall strength in the equity markets at that time. We have utilized the hedges, through the purchase of equity-index futures contracts, as part of our efforts to attempt to reduce portfolio risk specific to holding ELNs. As a result, the hedge positions are structural in nature, given that our primary desire is to allocate resources to those instruments for their coupons, rather than to increase the equity risk profile of the portfolio. (Equity hedge investing consists of maintaining core portfolio holdings of equities, or common stock positions, offset with investments in equity-index futures, such as equity-index futures tied to the S&P 500.)
In addition, security selection decisions within the portfolio’s high-yield bond allocation slightly detracted from the Fund's benchmark-relative performance late in the six-month period, as did some stock selection results among the portfolio's holdings of shares of Korean financials firms.
Q	Did the Fund’s monthly distributions *** to shareholders change during the six-month period ended January 31, 2023?
A	Yes, the Fund’s monthly distribution rate modestly increased over the six-month period, and the Fund released a year-end
***	Distributions are not guaranteed.
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special distribution in December 2022. A special distribution has been paid to shareholders each year since the Fund’s inception.
We feel the income-generation results referenced above are a testament to our flexible, “go anywhere” investment approach in managing the Fund, and multi-asset view of portfolio construction. We believe those features distinguish the Fund from many of its peers, and may potentially provide investors with an effective way to navigate through complex market environments. Our message has consistently been one of prioritizing not just income, but the channels through which said income could be produced.
Q	Did the Fund have exposure to derivative investments during the six-month period ended January 31, 2023, and did the derivatives have an effect on the Fund’s benchmark performance?
A	Yes. As we discussed earlier, the Fund had exposure to ELNs, which aided relative performance. We also purchased equity hedges to help temper the effects of increased market volatility and sell-offs during the six-month period. While the equity hedges helped backstop the portfolio during times of market sell-offs, they detracted from benchmark-relative returns when US equities rallied, especially towards the end of the six-month period (as mentioned earlier). Overall, however, the hedges produced a positive net effect on total returns for the reporting period, given the mixed performance of US equities over the full reporting period. We continue to believe our hedging strategy may help to mitigate the market-volatility risks associates with holding common stocks in the portfolio over the long term.
Q	What is your outlook, and how have you positioned the Fund heading into the second half of its fiscal year?
A	The market rally towards the end of the period was a strong one for equities, in particular, as investors appeared to shrug off inflation concerns after central banks began to signal a slowdown in the pace of interest-rate increases. However, we believe investors are being overly optimistic, ignoring the risk of a recession and underestimating the potentially negative effects of slowing economic growth on corporate earnings.
8Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Against this backdrop, we have positioned the portfolio conservatively, with less cyclical exposure – or exposure to investments typically more susceptible to the ebbs and flows of the economic cycle – and an emphasis on stocks of companies that we believe have solid fundamentals and attractive valuations. We believe this defensive posture, with higher levels of exposure to assets tied to cash, and elevated hedges, is warranted in the current complex, and volatile, market environment.
In keeping with our income focus, we have been increasing the Fund’s allocation to US Treasuries, specifically those with two-year maturities. The recent increase in yields has presented us with the opportunity to invest in the asset class in a material way, for the first time in the Fund’s history. We believe US Treasuries also provide liquidity for the potential redeployment of assets when new investment opportunities arise.
Given an environment featuring tight credit spreads, rising interest rates, and the potential for weaker economic growth, we have limited the Fund’s exposure to fixed-income assets from both a duration and credit-risk perspective. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities. Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) However, due to their strong yield-generation potential in volatile markets and low-duration characteristics, we have retained the Fund’s positions in ELNs.
Given our view that current valuations in the US equity markets are stretched, we have reoriented the portfolio toward what we view as more compelling opportunities in non-US energy and financials stocks. At the same time, we have reduced the Fund’s energy positions within the US, where we feel valuations are much higher than in other markets.
We have also adjusted the portfolio’s exposures across both equity and fixed-income asset classes. We had reduced the Fund’s equity allocation to approximately 40% of invested assets by the end of January, through a combination of less equity
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/239

exposure and a higher level of equity hedges. As mentioned earlier, we increased the Fund’s allocation to US Treasuries, for their income-generation ability and potential liquidity benefits. Finally, given our preference for value stocks in the current environment, we have continued to overweight the portfolio to the financials, energy, and health care sectors, and to carry underweight exposures to the consumer staples and information technology sectors.
10Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Please refer to the Schedule of Investments on pages 23-57 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Pioneer Multi-Asset Income (“MAI”) Fund has the ability to invest in a wide variety of securities and asset classes.
Equity-linked notes (ELNs) may not perform as expected and could cause the fund to realize significant losses including its entire principal investment. Other risks include the risk of counterparty default, liquidity risk and imperfect correlation between ELNs and the underlying securities.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate), or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.
High yield bonds possess greater price volatility, illiquidity, and possibility of default.
Investments in fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2311

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed income securities. Mortgage-backed securities are also subject to pre-payments.
The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.
The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.
The Fund may invest in insurance-linked securities (ILS). The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of a trigger event that leads to physical or economic loss. ILS may expose the Fund to issuer (credit) default, liquidity, and other risks.
The Fund may invest in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate.
The Fund may invest in underlying funds, including ETFs. In addition to the Fund’s operating expenses, investors will indirectly bear the operating expenses of investments in any underlying funds.
Investments in equity securities are subject to price fluctuation.
Investments in small-and mid-cap stocks involve greater risks and volatility than large-cap stocks.
The Fund may invest in Master Limited Partnerships, which are subject to increased risks of liquidity, price valuation, control, voting rights and taxation.
The Fund may invest in zero coupon bonds and payment in kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.
12Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on performance.
The Fund may invest in credit default swaps, a type of derivative, which may in some cases be illiquid, and increases credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying Fund’s investments decline in value.
There is no assurance that these and other strategies used by the Fund or underlying funds will be successful. Please see the prospectus for a more complete discussion of the Fund’s risks.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus. Before investing, consider the product's investment objectives, risks, charges, and expenses. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2313

Portfolio Summary  |  1/31/23
Portfolio Diversification

(As a percentage of total investments)*
Sector Distribution

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	Energy Transfer LP	3.24%
2.	U.S. Treasury Bonds, 4.375%, 10/31/24	3.20
3.	U.S. Treasury Notes, 4.125%, 9/30/24	3.19
4.	U.S. Treasury Notes, 3.125%, 7/31/24	3.18
5.	U.S. Treasury Bonds, 4.375%, 11/30/24	3.16
6.	ABN AMRO Bank NV, (C.V.A.) (144A)	2.88
7.	Shell Plc, (A.D.R.)	2.71
8.	Pfizer, Inc.	2.57
9.	KB Financial Group, Inc.	2.56
10.	Wells Fargo & Co.	1.58

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
14Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Prices and Distributions  |  1/31/23
Net Asset Value per Share
Class	1/31/23	7/31/22
A	$11.50	$10.98
C	$11.46	$10.94
K	$11.82	$11.28
R	$11.49	$10.98
Y	$11.46	$10.94

Distributions per Share: 8/1/22 - 1/31/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.3451	$—	$—
C	$0.3033	$—	$—
K	$0.3686	$—	$—
R	$0.3280	$—	$—
Y	$0.3547	$—	$—
Index Definitions
The Bloomberg US Aggregate Bond Index is an unmanaged measure of the US bond market. The MSCI All Country World NR Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 16– 20.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2315

Performance Update | 1/31/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Income Fund at public offering price during the periods shown, compared to that of the Bloomberg US Aggregate Bond Index and the MSCI All Country World NR Index.
Average Annual Total Returns (As of January 31, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Bloomberg US Aggregate Bond Index	MSCI All Country World NR Index
10 Years	6.27%	5.78%	1.43%	8.24%
5 Years	4.78	3.82	0.86	5.53
1 Year	2.65	-1.98	-8.36	-7.99
Expense Ratio (Per prospectus dated December 1, 2022)
Gross
0.86%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
 The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
16Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Performance Update | 1/31/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg US Aggregate Bond Index and the MSCI All Country World NR Index.
Average Annual Total Returns (As of January 31, 2023)
Period	If Held	If Redeemed	Bloomberg US Aggregate Bond Index	MSCI All Country World NR Index
10 Years	5.42%	5.42%	1.43%	8.24%
5 Years	3.95	3.95	0.86	5.53
1 Year	1.87	0.90	-8.36	-7.99
Expense Ratio (Per prospectus dated December 1, 2022)
Gross
1.62%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods.  All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2317

Performance Update | 1/31/23	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg US Aggregate Bond Index and the MSCI All Country World NR Index.
Average Annual Total Returns (As of January 31, 2023)
Period	Net Asset Value (NAV)	Bloomberg US Aggregate Bond Index	MSCI All Country World NR Index
10 Years	6.79%	1.43%	8.24%
5 Years	5.35	0.86	5.53
1 Year	2.77	-8.36	-7.99
Expense Ratio (Per prospectus dated December 1, 2022)
Gross
0.56%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 1, 2014, would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
18Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Performance Update | 1/31/23	Class R Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg US Aggregate Bond Index and the MSCI All Country World NR Index.
Average Annual Total Returns (As of January 31, 2023)
Period	Net Asset Value (NAV)	Bloomberg US Aggregate Bond Index	MSCI All Country World NR Index
10 Years	5.80%	1.43%	8.24%
5 Years	4.07	0.86	5.53
1 Year	2.28	-8.36	-7.99
Expense Ratio (Per prospectus dated December 1, 2022)
Gross
1.19%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on December 1, 2014, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning December 1, 2014, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2319

Performance Update | 1/31/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg US Aggregate Bond Index and the MSCI All Country World NR Index.
Average Annual Total Returns (As of January 31, 2023)
Period	Net Asset Value (NAV)	Bloomberg US Aggregate Bond Index	MSCI All Country World NR Index
10 Years	6.45%	1.43%	8.24%
5 Years	4.96	0.86	5.53
1 Year	2.85	-8.36	-7.99
Expense Ratio (Per prospectus dated December 1, 2022)
Gross	Net
0.67%	0.66%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2023 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for more current expense ratios.
20Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund
Based on actual returns from August 1, 2022 through January 31, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 8/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 1/31/23	$1,080.80	$1,077.00	$1,082.70	$1,078.20	$1,082.00
Expenses Paid During Period*	$4.41	$8.43	$2.89	$6.13	$3.41

*	Expenses are equal to the Fund’s annualized expense ratio of 0.84%, 1.61%, 0.55%, 1.17%, and 0.65% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the partial year period).
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2321

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2022 through January 31, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 8/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 1/31/23	$1,020.97	$1,017.09	$1,022.43	$1,019.31	$1,021.93
Expenses Paid During Period*	$4.28	$8.19	$2.80	$5.96	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio of 0.84%, 1.61%, 0.55%, 1.17%, and 0.65% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the partial year period).
22Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Schedule of Investments   |  1/31/23
(unaudited)
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 101.3%
	Senior Secured Floating Rate Loan Interests — 1.1% of Net Assets(a)*
	Advanced Materials — 0.0%†
985,000	Groupe Solmax, Inc., Initial Term Loan, 9.48% (LIBOR + 475 bps), 5/29/28	$ 832,325
	Total Advanced Materials	$832,325
	Advertising Sales — 0.1%
1,964,467	Clear Channel Outdoor Holdings, Inc., Term B Loan, 8.325% (LIBOR + 350 bps), 8/21/26	$ 1,872,791
	Total Advertising Sales	$1,872,791
	Aerospace & Defense — 0.0%†
912,500	ADS Tactical, Inc., Initial Term Loan, 10.297% (LIBOR + 575 bps), 3/19/26	$ 844,063
	Total Aerospace & Defense	$844,063
	Auto Parts & Equipment — 0.1%
982,500	First Brands Group LLC, First Lien 2021 Term Loan, 10.252% (Term SOFR + 500 bps), 3/30/27	$ 959,166
	Total Auto Parts & Equipment	$959,166
	Building & Construction Products — 0.0%†
982,827	CP Atlas Buyer, Inc., Term B Loan, 11/23/27	$ 883,112
	Total Building & Construction Products	$883,112
	Building-Heavy Construction — 0.0%†
985,000	Artera Services LLC, First Lien Tranche B Term Loan, 8.23% (LIBOR + 350 bps), 3/6/25	$ 824,938
	Total Building-Heavy Construction	$824,938
	Building-Maintenance & Service — 0.0%†
493,750	ArchKey Holdings, Inc., First Lien Initial Term Loan, 10.075% (LIBOR + 525 bps), 6/29/28	$ 483,566
	Total Building-Maintenance & Service	$483,566
	Casino Services — 0.0%†
237,500	Lucky Bucks LLC, Initial Term Loan, 10.23% (LIBOR + 550 bps), 7/30/27	$ 122,016
	Total Casino Services	$122,016
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2323

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Chemicals-Diversified — 0.1%
985,000	Mativ Holdings, Inc., Term B Loan, 8.375% (SOFR + 375 bps), 4/20/28	$ 967,762
	Total Chemicals-Diversified	$967,762
	Chemicals-Specialty — 0.0%†
982,500	CPC Acquisition Corp., First Lien Initial Term Loan, 8.48% (LIBOR + 375 bps), 12/29/27	$ 813,019
	Total Chemicals-Specialty	$813,019
	Commercial Services — 0.0%†
987,500	CoreLogic, Inc. (fka First American Corporation), First Lien Initial Term Loan, 8.125% (LIBOR + 350 bps), 6/2/28	$ 841,350
	Total Commercial Services	$841,350
	Computers-Integrated Systems — 0.1%
1,473,077	VeriFone Systems, Inc., First Lien Initial Term Loan, 8.359% (LIBOR + 400 bps), 8/20/25	$ 1,391,751
	Total Computers-Integrated Systems	$1,391,751
	Diagnostic Equipment — 0.0%†
492,500	Curia Global, Inc., First Lien 2021 Term Loan, 8.526% (Term SOFR + 375 bps), 8/30/26	$ 427,603
	Total Diagnostic Equipment	$427,603
	Dialysis Centers — 0.0%†
982,233	US Renal Care, Inc., Initial Term Loan, 9.57% (LIBOR + 500 bps), 6/26/26	$ 606,376
	Total Dialysis Centers	$606,376
	Distribution & Wholesale — 0.1%
1,963,918	Patriot Container Corp. (aka Wastequip), First Lien Closing Date Term Loan, 8.411% (Term SOFR + 375 bps), 3/20/25	$ 1,828,079
	Total Distribution & Wholesale	$1,828,079
	Electric-Generation — 0.0%†
358,494	Eastern Power LLC (Eastern Covert Midco LLC), Term Loan, 8.48% (LIBOR + 375 bps), 10/2/25	$ 320,329
	Total Electric-Generation	$320,329
	Electronic Composition — 0.0%
984,098	Energy Acquisition LP, First Lien Initial Term Loan, 8.82% (LIBOR + 425 bps), 6/26/25	$ 890,608
	Total Electronic Composition	$890,608
The accompanying notes are an integral part of these financial statements.
24Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	Enterprise Software & Services — 0.1%
1,481,250	Polaris Newco LLC, First Lien Dollar Term Loan, 8.73% (LIBOR + 400 bps), 6/2/28	$ 1,409,780
	Total Enterprise Software & Services	$1,409,780
	Fiduciary Banks — 0.1%
1,485,028	Mercury Borrower, Inc., First Line Initial Term Loan, 8.25% (LIBOR + 350 bps), 8/2/28	$ 1,444,190
	Total Fiduciary Banks	$1,444,190
	Investment Management & Advisory Services — 0.1%
1,487,415	Russell Investments US Institutional Holdco, Inc., 2025 Term Loan, 8.07% (LIBOR + 350 bps), 5/30/25	$ 1,460,588
	Total Investment Management & Advisory Services	$1,460,588
	Machinery — 0.0%†
990,000	Engineered Components & Systems LLC, First Lien Initial Term Loan, 10.459% (LIBOR + 600 bps), 8/2/28	$ 905,850
	Total Machinery	$905,850
	Medical-Biomedical & Generation — 0.1%
1,237,500	ANI Pharmaceuticals, Inc., Initial Term Loan, 11/19/27	$ 1,177,688
	Total Medical-Biomedical & Generation	$1,177,688
	Medical-Drugs — 0.1%
982,233	Curium BidCo S.a.r.l., Facility B, 8.73% (LIBOR + 400 bps), 7/9/26	$ 978,550
	Total Medical-Drugs	$978,550
	Protection-Safety — 0.0%†
493,750	APX Group, Inc., Initial Term Loan, 9.75% (LIBOR + 325 bps), 7/10/28	$ 489,121
	Total Protection-Safety	$489,121
	Retail — 0.1%
985,000	SRS Distribution, Inc., 2021 Reﬁnancing Term Loan, 8.07% (LIBOR + 350 bps), 6/2/28	$ 952,440
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2325

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Retail — (continued)
659,745	Staples, Inc., 2019 Refinancing New Term B-2 Loan, 8.94% (LIBOR + 450 bps), 9/12/24	$ 658,979
468,750	Torrid LLC, Closing Date Term Loan, 10.315% (LIBOR + 550 bps), 6/14/28	379,687
	Total Retail	$1,991,106
	Theaters — 0.0%†
982,143	AMC Entertainment Holdings, Inc. (fka AMC Entertainment, Inc.), Term B-1 Loan, 7.43% (LIBOR + 300 bps), 4/22/26	$ 582,446
	Total Theaters	$582,446
	Total Senior Secured Floating Rate Loan Interests (Cost $27,798,535)	$25,348,173

Shares
	Common Stocks — 46.4% of Net Assets
	Aerospace & Defense — 0.9%
761,120	Hensoldt AG	$ 22,010,213
	Total Aerospace & Defense	$22,010,213
	Air Freight & Logistics — 1.0%
410,802	Cia de Distribucion Integral Logista Holdings S.A.	$ 11,111,492
63,117	United Parcel Service, Inc., Class B	11,691,162
	Total Air Freight & Logistics	$22,802,654
	Auto Components — 0.4%
269,100	Bridgestone Corp.	$ 9,995,763
	Total Auto Components	$9,995,763
	Automobiles — 1.1%
557,708	Stellantis NV	$ 8,716,345
1,067,700	Subaru Corp.	17,483,982
	Total Automobiles	$26,200,327
	Banks — 11.4%
4,072,408	ABN AMRO Bank NV (C.V.A.) (144A)	$ 67,339,512
461,200	Banco do Brasil S.A.	3,697,740
1,149,540	Grupo Financiero Banorte S.A.B de CV, Class O	9,534,885
735,120	Hana Financial Group, Inc.	29,093,278
4,653,237	Intesa Sanpaolo S.p.A.	12,191,628
1,316,765	KB Financial Group, Inc.	59,755,775
The accompanying notes are an integral part of these financial statements.
26Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Shares		Value
	Banks — (continued)
7,961,091	NatWest Group Plc	$ 30,229,680
166,500	Sumitomo Mitsui Trust Holdings, Inc.	6,056,755
134,538	Truist Financial Corp.	6,644,832
547,893	UniCredit S.p.A.	10,652,459
787,824	Wells Fargo & Co.	36,925,311
	Total Banks	$272,121,855
	Biotechnology — 0.8%
132,925	AbbVie, Inc.	$ 19,639,669
	Total Biotechnology	$19,639,669
	Capital Markets — 2.0%
142,130	Bank of New York Mellon Corp.	$ 7,187,514
142,584	Brightsphere Investment Group, Inc.	3,343,595
224,217	Euronext NV (144A)	18,111,183
26,296	Lazard, Ltd., Class A	1,053,944
130,998	State Street Corp.	11,964,047
328,630	UBS Group AG	6,978,227
	Total Capital Markets	$48,638,510
	Chemicals — 0.0%†
1,752,813	Chevron Lubricants Lanka Plc	$ 501,029
	Total Chemicals	$501,029
	Communications Equipment — 0.7%
328,518	Cisco Systems, Inc.	$ 15,988,971
	Total Communications Equipment	$15,988,971
	Construction & Engineering — 0.4%
17,074,500	Sinopec Engineering Group Co., Ltd., Class H	$ 8,601,324
	Total Construction & Engineering	$8,601,324
	Diversified Telecommunication Services — 0.9%
717,768	Deutsche Telekom AG	$ 15,957,574
18,226,000	Telkom Indonesia Persero Tbk PT	4,681,128
	Total Diversified Telecommunication Services	$20,638,702
	Electrical Equipment — 0.5%
1,096,300	Mitsubishi Electric Corp.	$ 12,010,324
	Total Electrical Equipment	$12,010,324
	Food & Staples Retailing — 0.1%
195,032 +#	Magnit PJSC	$ 649,933
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2327

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Shares		Value
	Food & Staples Retailing — (continued)
53,304	Walgreens Boots Alliance, Inc.	$ 1,964,786
48,325 +#	X5 Retail Group NV (G.D.R.)	29,164
	Total Food & Staples Retailing	$2,643,883
	Food Products — 0.3%
326,210	Associated British Foods Plc	$ 7,464,238
	Total Food Products	$7,464,238
	Health Care Providers & Services — 3.0%
456,293	Cardinal Health, Inc.	$ 35,248,634
62,550	Cigna Corp.	19,807,708
186,662	CVS Health Corp.	16,467,322
	Total Health Care Providers & Services	$71,523,664
	Hotels, Restaurants & Leisure — 0.3%
262,485	International Game Technology Plc	$ 6,942,728
	Total Hotels, Restaurants & Leisure	$6,942,728
	Household Durables — 0.4%
513,587	Persimmon Plc	$ 8,940,441
	Total Household Durables	$8,940,441
	Insurance — 1.5%
17,736	Allianz SE	$ 4,226,547
153,947	Hartford Financial Services Group, Inc.	11,947,827
34,799	NN Group NV	1,506,459
13,025	Old Republic International Corp.	343,730
144,800	Power Corp. of Canada	3,927,573
38,344	Willis Towers Watson Plc	9,746,661
7,547	Zurich Insurance Group AG	3,727,748
	Total Insurance	$35,426,545
	Internet & Direct Marketing Retail — 0.4%
413,300(b)	Alibaba Group Holding, Ltd.	$ 5,671,500
91,598	eBay, Inc.	4,534,101
	Total Internet & Direct Marketing Retail	$10,205,601
	IT Services — 1.2%
209,821	International Business Machines Corp.	$ 28,269,183
	Total IT Services	$28,269,183
	Leisure Products — 0.1%
5,134,000	Honma Golf, Ltd. (144A)	$ 2,527,339
	Total Leisure Products	$2,527,339
The accompanying notes are an integral part of these financial statements.
28Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Shares		Value
	Media — 0.1%
166,130	Telenet Group Holding NV	$ 2,853,610
	Total Media	$2,853,610
	Metals & Mining — 0.2%
30,112	Rio Tinto Plc	$ 2,345,839
317,806	Royal Bafokeng Platinum, Ltd.	3,041,075
	Total Metals & Mining	$5,386,914
	Mortgage Real Estate Investment Trusts (REITs) — 1.5%
779,956	AGNC Investment Corp.	$ 9,047,490
297,120	Angel Oak Mortgage, Inc.	2,350,219
52,118	Great Ajax Corp.	457,075
561,217	Ladder Capital Corp.	6,285,631
961,952	Rithm Capital Corp.	9,051,968
463,944	Two Harbors Investment Corp.	8,323,155
	Total Mortgage Real Estate Investment Trusts (REITs)	$35,515,538
	Oil, Gas & Consumable Fuels — 11.3%
1,436,047	BP Plc	$ 8,654,750
1,336,388	BW LPG, Ltd. (144A)	11,025,442
18,609	Cheniere Energy Partners LP	1,015,493
64,310	Chesapeake Energy Corp.	5,576,963
247,337	Comstock Resources, Inc.	3,005,145
14,236	ConocoPhillips	1,734,941
5,703,727	Energy Transfer LP	75,745,495
405,528	EQT Corp.	13,248,600
200,600	Inpex Corp.	2,188,392
152,395(b)	Kosmos Energy, Ltd.	1,205,444
47,954 +#	LUKOIL PJSC	135,199
49,022	Magellan Midstream Partners LP	2,617,775
119,488	Marathon Oil Corp.	3,282,335
814,362	MPLX LP	28,437,521
43,240	Murphy Oil Corp.	1,885,696
287,419	Occidental Petroleum Corp.	18,621,877
183,303	Ovintiv, Inc.	9,024,007
577,075	Permian Resources Corp.	6,272,805
194,305	Plains All American Pipeline LP	2,421,040
154,022	Range Resources Corp.	3,853,630
1,271,403 +#	Rosneft Oil Co. PJSC	308,429
1,074,349	Shell Plc (A.D.R.)	63,182,465
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2329

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Shares		Value
	Oil, Gas & Consumable Fuels — (continued)
117,051(b)	Southwestern Energy Co.	$ 646,122
221,545(b)	Talos Energy, Inc.	4,388,806
	Total Oil, Gas & Consumable Fuels	$268,478,372
	Pharmaceuticals — 3.6%
299,251	Organon & Co.	$ 9,016,433
1,361,270	Pfizer, Inc.	60,113,683
170,712	Sanofi	16,641,815
	Total Pharmaceuticals	$85,771,931
	Semiconductors & Semiconductor Equipment — 0.2%
34,299	MKS Instruments, Inc.	$ 3,509,473
21,100	Ulvac, Inc.	975,854
	Total Semiconductors & Semiconductor Equipment	$4,485,327
	Software — 0.4%
103,603	Oracle Corp.	$ 9,164,721
	Total Software	$9,164,721
	Technology Hardware, Storage & Peripherals — 0.9%
339,000	Asustek Computer, Inc.	$ 3,071,041
614,000	Catcher Technology Co., Ltd.	3,640,033
883,113	Hewlett Packard Enterprise Co.	14,244,613
	Total Technology Hardware, Storage & Peripherals	$20,955,687
	Textiles, Apparel & Luxury Goods — 0.7%
354,842	Tapestry, Inc.	$ 16,170,150
	Total Textiles, Apparel & Luxury Goods	$16,170,150
	Trading Companies & Distributors — 0.1%
52,100	Inaba Denki Sangyo Co., Ltd.	$ 1,126,335
	Total Trading Companies & Distributors	$1,126,335
	Total Common Stocks (Cost $982,439,779)	$1,103,001,548

Principal Amount USD ($)
Asset Backed Securities — 2.2% of Net Assets
2,000,000	ACC Auto Trust, Series 2022-A, Class D, 10.07%, 3/15/29 (144A)	$ 1,929,409
The accompanying notes are an integral part of these financial statements.
30Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
3,000,000	ACM Auto Trust, Series 2022-1A, Class D, 8.58%, 4/20/29 (144A)	$ 2,936,807
1,150,000	American Credit Acceptance Receivables Trust, Series 2021-3, Class F, 3.64%, 5/15/28 (144A)	1,049,409
575,000	AMSR Trust, Series 2020-SFR2, Class G, 4.00%, 7/17/37 (144A)	523,370
1,214,203(c)	Blackbird Capital Aircraft Lease Securitization, Ltd., Series 2016-1A, Class B, 5.682%, 12/16/41 (144A)	801,107
3,200,000(a)	CAL Receivables LLC, Series 2022-1, Class B, 8.645% (SOFR30A + 435 bps), 10/15/26 (144A)	3,127,229
4,000,000	CarNow Auto Receivables Trust, Series 2023-1A, Class D, 7.99%, 2/15/28 (144A)	3,962,765
852,000	Crossroads Asset Trust, Series 2021-A, Class E, 5.48%, 1/20/28 (144A)	807,896
4,517,000(d)	Finance of America HECM Buyout, Series 2022-HB1, Class M5, 7.87%, 2/25/32 (144A)	4,208,602
700,000(a)	GRACIE POINT INTERNATIONAL FUNDING, Series 2022-1A, Class E, 9.795% (SOFR30A + 575 bps), 4/1/24 (144A)	696,356
2,400,000	JPMorgan Chase Bank NA - CACLN, Series 2021-2, Class G, 8.482%, 12/26/28 (144A)	2,013,329
2,000,000	LL ABS Trust, Series 2022-1A, Class D, 7.83%, 11/15/29 (144A)	1,907,943
3,000,000	Mercury Financial Credit Card Master Trust, Series 2022-2A, Class C, 10.83%, 3/22/27 (144A)	2,907,814
3,500,000	Mercury Financial Credit Card Master Trust, Series 2023-1A, Class A, 8.04%, 9/20/27 (144A)	3,499,601
1,664,000	Octane Receivables Trust 2022-1, Series 2022-1A, Class E, 7.33%, 12/20/29 (144A)	1,600,154
500,000	Rosy Blue Carat SA, Series 2018-1, Class A1, 6.25%, 12/15/25 (144A)	500,000
3,570,000	Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class D, 9.965%, 5/15/32 (144A)	3,473,861
1,200,000	Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class E, 12.662%, 5/15/32 (144A)	1,158,908
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2331

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
3,500,000	Santander Bank Auto Credit-Linked Notes, Series 2022-B, Class F, 11.91%, 8/16/32 (144A)	$ 3,367,589
5,100,000	Santander Bank N.A. - SBCLN, Series 2021-1A, Class E, 6.171%, 12/15/31 (144A)	4,382,956
4,500,000	SCF Equipment Leasing LLC, Series 2022-1A, Class F, 6.00%, 7/20/32 (144A)	3,881,579
1,338,000	SCF Equipment Leasing LLC, Series 2022-2A, Class E, 6.50%, 6/20/35 (144A)	1,069,799
800,000(a)	STAR, Series 2021-SFR1, Class H, 8.905% (1 Month USD LIBOR + 445 bps), 4/17/38 (144A)	763,010
2,500,000	Tricolor Auto Securitization Trust, Series 2022-1A, Class F, 9.80%, 7/16/29 (144A)	2,409,442
	Total Asset Backed Securities (Cost $55,176,887)	$52,978,935

	Collateralized Mortgage Obligations—3.1% of Net Assets
290,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class B1, 10.856% (1 Month USD LIBOR + 635 bps), 10/25/30 (144A)	$ 290,428
2,100,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M2, 9.356% (1 Month USD LIBOR + 485 bps), 10/25/30 (144A)	2,118,353
2,400,000(a)	Bellemeade Re, Ltd., Series 2022-1, Class B1, 9.81% (SOFR30A + 550 bps), 1/26/32 (144A)	2,036,649
1,900,000(d)	CFMT LLC, Series 2020-HB4, Class M4, 4.948%, 12/26/30 (144A)	1,773,573
1,270,000(d)	CFMT LLC, Series 2020-HB4, Class M5, 6.00%, 12/26/30 (144A)	1,183,798
1,250,000(d)	CFMT LLC, Series 2021-HB5, Class M4, 5.683%, 2/25/31 (144A)	1,163,075
2,860,000(a)	Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B2, 10.31% (SOFR30A + 600 bps), 10/25/41 (144A)	2,658,507
2,660,000(a)	Connecticut Avenue Securities Trust, Series 2022-R01, Class 1B2, 10.31% (SOFR30A + 600 bps), 12/25/41 (144A)	2,394,791
2,700,000(a)	Eagle Re, Ltd., Series 2019-1, Class B1, 9.006% (1 Month USD LIBOR + 450 bps), 4/25/29 (144A)	2,693,079
2,900,000(a)	Eagle RE, Ltd., Series 2021-1, Class M2, 8.76% (SOFR30A + 445 bps), 10/25/33 (144A)	2,914,885
The accompanying notes are an integral part of these financial statements.
32Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
970,000(a)	Fannie Mae Connecticut Avenue Securities, Series 2021-R02, Class 2B2, 10.51% (SOFR30A + 620 bps), 11/25/41 (144A)	$ 843,403
1,149,569(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA3, Class B1, 9.606% (1 Month USD LIBOR + 510 bps), 6/25/50 (144A)	1,202,390
1,100,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA3, Class B2, 13.856% (1 Month USD LIBOR + 935 bps), 6/25/50 (144A)	1,237,709
1,065,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA5, Class B1, 9.11% (SOFR30A + 480 bps), 10/25/50 (144A)	1,108,292
2,300,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA5, Class B2, 15.81% (SOFR30A + 1,150 bps), 10/25/50 (144A)	2,721,363
850,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA6, Class B1, 7.31% (SOFR30A + 300 bps), 12/25/50 (144A)	818,442
2,675,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA6, Class B2, 9.96% (SOFR30A + 565 bps), 12/25/50 (144A)	2,491,478
2,765,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA1, Class B2, 9.06% (SOFR30A + 475 bps), 1/25/51 (144A)	2,380,161
2,170,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA3, Class B2, 10.56% (SOFR30A + 625 bps), 10/25/33 (144A)	1,976,748
3,530,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA5, Class B2, 9.81% (SOFR30A + 550 bps), 1/25/34 (144A)	3,035,067
3,480,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA7, Class B2, 12.11% (SOFR30A + 780 bps), 11/25/41 (144A)	3,137,339
2,910,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA1, Class B2, 9.31% (SOFR30A + 500 bps), 8/25/33 (144A)	2,364,440
1,970,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA3, Class B2, 10.56% (SOFR30A + 625 bps), 9/25/41 (144A)	1,620,077
3,450,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA1, Class B2, 11.41% (SOFR30A + 710 bps), 1/25/42 (144A)	2,967,757
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2333

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
2,650,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class B2, 12.81% (SOFR30A + 850 bps), 2/25/42 (144A)	$ 2,410,035
6,608,000(a)	Freddie Mac STACR Trust, Series 2019-DNA3, Class B2, 12.656% (1 Month USD LIBOR + 815 bps), 7/25/49 (144A)	6,840,401
2,000,000(a)	Freddie Mac STACR Trust, Series 2019-FTR3, Class B2, 9.189% (1 Month USD LIBOR + 480 bps), 9/25/47 (144A)	1,686,288
1,900,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B2, 11.71% (SOFR30A + 740 bps), 11/25/50 (144A)	1,764,755
795,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class B2, 10.31% (SOFR30A + 600 bps), 8/25/33 (144A)	730,123
15,277	Global Mortgage Securitization, Ltd., Series 2004-A, Class B1, 5.25%, 11/25/32 (144A)	10,221
176,418	Global Mortgage Securitization, Ltd., Series 2004-A, Class B2, 5.25%, 11/25/32 (144A)	2
430,000(a)	Home Re, Ltd., Series 2020-1, Class B1, 11.506% (1 Month USD LIBOR + 700 bps), 10/25/30 (144A)	437,847
1,690,000(a)	Home Re, Ltd., Series 2020-1, Class M2, 9.756% (1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	1,711,278
3,170,000(a)	Home Re, Ltd., Series 2021-2, Class B1, 8.46% (SOFR30A + 415 bps), 1/25/34 (144A)	2,905,949
1,550,000(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 9.756% (1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	1,568,321
1,800,000(d)	RMF Buyout Issuance Trust, Series 2022-HB1, Class M5, 4.50%, 4/25/32 (144A)	200,250
The accompanying notes are an integral part of these financial statements.
34Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
5,880,000(a)	STACR Trust, Series 2018-HRP2, Class B2, 15.006% (1 Month USD LIBOR + 1,050 bps), 2/25/47 (144A)	$ 6,268,131
400,000(a)	Triangle Re, Ltd., Series 2020-1, Class B1, 12.256% (1 Month USD LIBOR + 775 bps), 10/25/30 (144A)	407,823
	Total Collateralized Mortgage Obligations (Cost $79,193,598)	$74,073,228

	Commercial Mortgage-Backed Securities—0.2% of Net Assets
275,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN1, Class B1, 12.06% (SOFR30A + 775 bps), 1/25/51 (144A)	$ 260,072
3,273,440(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN3, Class M1, 6.61% (SOFR30A + 230 bps), 11/25/51 (144A)	3,121,159
2,500,000(a)	Multifamily Connecticut Avenue Securities Trust, Series 2020-01, Class M10, 8.256% (1 Month USD LIBOR + 375 bps), 3/25/50 (144A)	2,359,360
	Total Commercial Mortgage-Backed Securities (Cost $5,613,357)	$5,740,591

	Convertible Corporate Bonds — 1.1% of Net Assets
	REITs — 1.1%
4,895,000	PennyMac Corp., 5.50%, 3/15/26	$ 4,442,212
22,128,100	Redwood Trust, Inc., 7.75%, 6/15/27 (144A)	20,994,035
	Total REITs	$25,436,247
	Total Convertible Corporate Bonds (Cost $23,999,890)	$25,436,247

	Corporate Bonds — 7.7% of Net Assets
	Advertising — 0.1%
1,860,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29 (144A)	$ 1,515,900
570,000	Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28 (144A)	484,916
	Total Advertising	$2,000,816
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2335

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Aerospace & Defense — 0.3%
5,000,000	Boeing Co., 5.15%, 5/1/30	$ 5,039,574
3,369,000	Bombardier, Inc., 7.875%, 4/15/27 (144A)	3,366,129
	Total Aerospace & Defense	$8,405,703
	Airlines — 0.2%
4,775,000	American Airlines 2021-1 Class B Pass Through Trust, 3.95%, 7/11/30	$ 4,022,156
393,493	British Airways 2020-1 Class B Pass Through Trust, 8.375%, 11/15/28 (144A)	391,699
	Total Airlines	$4,413,855
	Auto Parts & Equipment — 0.1%
1,126,000	American Axle & Manufacturing, Inc., 6.25%, 3/15/26	$ 1,055,468
1,773,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	1,632,615
	Total Auto Parts & Equipment	$2,688,083
	Banks — 2.5%
5,000,000(d)	Banco Santander SA, 3.225% (1 Year CMT Index + 160 bps), 11/22/32	$ 4,033,620
5,000,000(d)	BPCE SA, 3.116% (SOFR + 173 bps), 10/19/32 (144A)	3,975,820
4,000,000	BPCE SA, 4.875%, 4/1/26 (144A)	3,929,884
1,818,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	1,728,614
8,650,000(d)(e)	ING Groep NV, 6.50% (5 Year USD Swap Rate + 445 bps)	8,455,981
5,857,000(d)(e)	Lloyds Banking Group Plc, 7.50% (5 Year USD Swap Rate + 450 bps)	5,799,894
8,700,000(d)	Morgan Stanley, 5.297% (SOFR + 262 bps), 4/20/37	8,437,434
8,125,000(d)(e)	NatWest Group Plc, 8.00% (5 Year USD Swap Rate + 572 bps)	8,216,406
6,220,000(d)	Societe Generale SA, 6.221% (1 Year CMT Index + 320 bps), 6/15/33 (144A)	6,175,884
9,300,000(d)	Standard Chartered Plc, 3.603% (1 Year CMT Index + 190 bps), 1/12/33 (144A)	7,692,975
	Total Banks	$58,446,512
	Chemicals — 0.1%
3,487,000	LSF11 A5 HoldCo LLC, 6.625%, 10/15/29 (144A)	$ 2,861,415
	Total Chemicals	$2,861,415
The accompanying notes are an integral part of these financial statements.
36Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	Commercial Services — 0.1%
2,255,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 7/15/27 (144A)	$ 2,153,525
	Total Commercial Services	$2,153,525
	Diversified Financial Services — 0.5%
8,630,000(d)	Capital One Financial Corp., 5.268% (SOFR + 237 bps), 5/10/33	$ 8,462,062
2,920,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/25 (144A)	2,737,179
	Total Diversified Financial Services	$11,199,241
	Food — 0.2%
4,450,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.75%, 4/1/33 (144A)	$ 4,363,492
	Total Food	$4,363,492
	Forest Products & Paper — 0.1%
3,308,000	Sylvamo Corp., 7.00%, 9/1/29 (144A)	$ 3,162,977
	Total Forest Products & Paper	$3,162,977
	Oil & Gas — 0.2%
5,000,000	Aker BP ASA, 3.10%, 7/15/31 (144A)	$ 4,246,810
	Total Oil & Gas	$4,246,810
	Pipelines — 0.3%
2,200,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 6.75%, 5/15/25	$ 2,145,000
2,741,000(d)(e)	Energy Transfer LP, 6.25% (3 Month USD LIBOR + 403 bps)	2,583,392
3,328,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	2,787,500
	Total Pipelines	$7,515,892
	Retail — 0.3%
3,180,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 3,076,650
4,880,000	AutoNation, Inc., 3.85%, 3/1/32	4,130,592
	Total Retail	$7,207,242
	Semiconductors — 0.2%
5,000,000	Broadcom, Inc., 2.45%, 2/15/31 (144A)	$ 4,104,436
	Total Semiconductors	$4,104,436
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2337

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Software — 0.1%
3,580,000	AthenaHealth Group, Inc., 6.50%, 2/15/30 (144A)	$ 2,966,074
	Total Software	$2,966,074
	Telecommunications — 2.3%
37,901,000	Lumen Technologies, Inc., 7.60%, 9/15/39	$ 25,560,056
39,222,000	Lumen Technologies, Inc., 7.65%, 3/15/42	26,065,372
3,364,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	2,723,259
	Total Telecommunications	$54,348,687
	Transportation — 0.1%
2,065,000	Danaos Corp., 8.50%, 3/1/28 (144A)	$ 1,978,897
	Total Transportation	$1,978,897
	Total Corporate Bonds (Cost $208,547,761)	$182,063,657

Shares
	Convertible Preferred Stock — 0.0%† of Net Assets
	Professional Services — 0.0%†
15,562	Clarivate Plc, 5.25%, 6/1/24	$ 754,135
	Total Professional Services	$754,135
	Total Convertible Preferred Stock (Cost $743,178)	$754,135

	Preferred Stock — 0.3% of Net Assets
	Oil, Gas & Consumable Fuels — 0.3%
1,393,500(f)	Petroleo Brasileiro S.A.	$ 7,156,501
	Total Oil, Gas & Consumable Fuels	$7,156,501
	Total Preferred Stock (Cost $8,472,649)	$7,156,501

	Right/Warrant — 0.0%† of Net Assets
	Metals & Mining — 0.0%†
959,816(g)	ANR, Inc., 3/31/23	$ 7,199
	Total Metals & Mining	$7,199
	Total Right/Warrant (Cost $—)	$7,199

The accompanying notes are an integral part of these financial statements.
38Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	Insurance-Linked Securities — 1.6% of Net Assets#
	Event Linked Bonds — 1.0%
	Earthquakes - U.S. — 0.0%†
500,000(a)	Torrey Pines Re Pte, 8.534%, (3 Month U.S. Treasury Bill + 400 bps), 6/7/24 (144A)	$ 475,000
	Health – U.S. — 0.1%
1,750,000(a)	Vitality Re XIV, 8.108%, (3 Month U.S. Treasury Bill + 350 bps), 1/5/27 (144A)	$ 1,750,000
600,000(a)	Vitality Re XIV, 9.108%, (3 Month U.S. Treasury Bill + 450 bps), 1/5/27 (144A)	600,000
		$ 2,350,000
	Inland Flood – U.S. — 0.1%
1,350,000(a)	FloodSmart Re, 18.194%, (3 Month U.S. Treasury Bill + 1,358 bps), 3/1/24 (144A)	$ 1,242,675
500,000(a)	FloodSmart Re, 19.694%, (3 Month U.S. Treasury Bill + 1,508 bps), 2/27/23 (144A)	475,000
		$ 1,717,675
	Multiperil – U.S. — 0.4%
700,000(a)	Bonanza Re, 9.491%, (3 Month U.S. Treasury Bill + 487 bps), 2/20/24 (144A)	$ 595,000
250,000(a)	Caelus Re VI, 9.994%, (3 Month U.S. Treasury Bill + 538 bps), 6/7/23 (144A)	245,625
1,250,000(a)	Easton Re Pte, 8.647%, (3 Month U.S. Treasury Bill + 400 bps), 1/8/24 (144A)	1,168,875
250,000(a)	Four Lakes Re, 11.129%, (3 Month U.S. Treasury Bill + 650 bps), 1/7/26 (144A)	249,425
500,000(a)	Four Lakes Re, 11.914%, (3 Month U.S. Treasury Bill + 730 bps), 1/5/24 (144A)	457,700
500,000(a)	Four Lakes Re, 14.774%, (3 Month U.S. Treasury Bill + 1,016 bps), 1/5/24 (144A)	420,000
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2339

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Multiperil – U.S. — (continued)
500,000(a)	Herbie Re, 14.343%, (3 Month U.S. Treasury Bill + 972 bps), 1/8/25 (144A)	$ 452,600
1,000,000(a)	Residential Re, 10.809%, (3 Month U.S. Treasury Bill + 618 bps), 12/6/24 (144A)	952,000
250,000(a)	Residential Reinsurance 2020, 12.609%, (3 Month U.S. Treasury Bill + 798 bps), 12/6/24 (144A)	235,800
500,000(a)	Residential Reinsurance 2021, 9.809%, (3 Month U.S. Treasury Bill + 518 bps), 12/6/25 (144A)	445,000
750,000(a)	Residential Reinsurance 2021, 16.539%, (3 Month U.S. Treasury Bill + 1,191 bps), 12/6/25 (144A)	671,250
500,000(a)	Residential Reinsurance 2022, 11.629%, (3 Month U.S. Treasury Bill + 700 bps), 12/6/26 (144A)	496,050
500,000(a)	Sakura Re, 18.129%, (3 Month U.S. Treasury Bill + 1,350 bps), 1/5/26 (144A)	498,600
1,250,000(a)	Sanders Re II, 7.874%, (3 Month U.S. Treasury Bill + 325 bps), 4/7/25 (144A)	1,170,000
300,000(a)	Sussex Re, 12.803%, (3 Month U.S. Treasury Bill + 818 bps), 1/8/25 (144A)	266,850
		$ 8,324,775
	Multiperil – U.S. & Canada — 0.2%
250,000(a)	Kilimanjaro III Re, 9.189%, (3 Month U.S. Treasury Bill + 425 bps), 4/20/26 (144A)	$ 212,500
250,000(a)	Kilimanjaro III Re, 9.489%, (3 Month U.S. Treasury Bill + 450 bps), 4/21/25 (144A)	220,000
250,000(a)	Kilimanjaro III Re, 16.989%, (3 Month U.S. Treasury Bill + 1,125 bps), 4/21/25 (144A)	202,500
250,000(a)	Kilimanjaro III Re, 16.989%, (3 Month U.S. Treasury Bill + 1,125 bps), 4/20/26 (144A)	191,875
500,000(a)	Mona Lisa Re, 11.623%, (3 Month U.S. Treasury Bill + 700 bps), 7/8/25 (144A)	432,500
The accompanying notes are an integral part of these financial statements.
40Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	Multiperil – U.S. & Canada — (continued)
1,000,000(a)	Mona Lisa Re, 17.114%, (3 Month U.S. Treasury Bill + 1250 bps), 1/8/26 (144A)	$ 999,000
1,750,000(a)	Mystic Re IV, 10.439%, (3 Month U.S. Treasury Bill + 581 bps), 1/8/25 (144A)	1,593,550
500,000(a)	Mystic Re IV, 11.69%, (3 Month U.S. Treasury Bill + 1,169 bps), 1/8/25 (144A)	397,500
500,000(a)	Mystic Re IV, 14.364%, (3 Month U.S. Treasury Bill + 975 bps), 1/8/24 (144A)	473,750
		$ 4,723,175
	Multiperil – Worldwide — 0.1%†
1,000,000(a)	Northshore Re II, 10.379%, (3 Month U.S. Treasury Bill + 575 bps), 1/8/24 (144A)	$ 952,500
	Pandemic – U.S — 0.0%†
250,000(a)	Vitality Re XI, 6.423%, (3 Month U.S. Treasury Bill + 180 bps), 1/9/24 (144A)	$ 242,500
	Windstorm – Florida — 0.1%
1,250,000(a)	First Coast Re III Pte, 10.829%, (3 Month U.S. Treasury Bill + 618 bps), 4/7/25 (144A)	$ 1,061,250
750,000(a)	Merna Re II, 10.129%, (3 Month U.S. Treasury Bill + 550 bps), 7/8/24 (144A)	562,500
		$ 1,623,750
	Windstorm - Japan — 0.0%†
500,000(a)	Sakura Re, 6.864%, (3 Month U.S. Treasury Bill + 225 bps), 4/7/25 (144A)	$ 458,750
	Windstorm - North Carolina — 0.0%†
1,000,000(a)	Cape Lookout Re, 7.834%, (1 Month U.S. Treasury Bill + 325 bps), 3/22/24 (144A)	$ 942,000
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2341

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
Windstorm – U.S. — 0.0%†
500,000(a)	Bonanza Re, 9.484%, (3 Month U.S. Treasury Bill + 475 bps), 12/23/24 (144A)	$ 425,000
250,000(a)	Bonanza Re, 12.873%, (3 Month U.S. Treasury Bill + 825 bps), 1/8/26 (144A)	249,750
$ 674,750
	Total Event Linked Bonds	$ 22,484,875
Face Amount USD ($)
	Collateralized Reinsurance — 0.1%
	Multiperil – U.S. — 0.0%†
1,800,000(b)(h) +	Ballybunion Re 2020, 2/28/23	$ 203,353
750,000(b)(h) +	Ballybunion Re 2021-3, 7/31/25	33,539
		$ 236,892
	Multiperil – Worldwide — 0.1%†
500,000(h) +	Amaranth Re 2023, 12/31/28	$ 424,916
700,000(b)(h) +	Cypress Re 2017, 1/31/24	70
500,000(h) +	Limestone Re 2020-1, 3/1/24 (144A)	7,350
500,000(h) +	Merion Re 2023-1, 12/31/28	449,255
250,000(h) +	Old Head Re 2023, 12/31/28	175,882
500,000(h) +	Pine Valley Re 2023, 12/31/28	446,865
250,000(h) +	Porthcawl Re 2023, 12/31/28	201,681
700,000(b)(h) +	Resilience Re, 5/1/23	—
300,000(b)(h) +	Walton Health Re 2019, 6/30/23	162,800
250,000(b)(h) +	Walton Heath Re 2021, 1/15/24	113,848
		$ 1,982,667
	Windstorm – U.S. Regional — 0.0%†
500,000(h) +	Isosceles Insurance 2021, 7.871%, (3 Month U.S. Treasury Bill + 325 bps), 7/10/23	$ 485,000
	Total Collateralized Reinsurance	$2,704,559
	Reinsurance Sidecars — 0.5%
	Multiperil – U.S. — 0.0%†
500,000(b)(h) +	Carnoustie Re 2021, 12/31/24	$ 23,700
1,500,000(f) +	Harambee Re 2019, 12/31/24	1,350
		$ 25,050
The accompanying notes are an integral part of these financial statements.
42Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Face Amount USD ($)		Value
	Multiperil – Worldwide — 0.5%
2,400(b)(h) +	Alturas Re 2019-1, 3/10/23 (144A)	$ 10,975
12,149(f) +	Alturas Re 2019-2, 3/10/23	3,657
60,078(f) +	Alturas Re 2020-2, 3/10/23	8,777
439,922(b)(f) +	Alturas Re 2021-2, 12/31/24	—
1,000,000(b)(f) +	Alturas Re 2021-3, 7/31/25	211,600
750,000(b)(h) +	Bantry Re 2019, 12/31/24	12,764
750,000(b)(h) +	Bantry Re 2021, 12/31/24	67,044
3,300,000(h) +	Bantry Re 2023, 12/31/28	3,325,113
46,259(b)(h) +	Berwick Re 2018-1, 12/31/24	3,576
1,391,977(b)(h) +	Berwick Re 2019-1, 12/31/24	222,020
15,000(h) +	Eden Re II, 3/22/23 (144A)	10,552
100,000(b)(h) +	Eden Re II, 3/22/24 (144A)	38,600
94,903(b)(h) +	Eden Re II, 3/21/25 (144A)	53,905
65,663(b)(h) +	Eden Re II, 3/21/25 (144A)	36,115
500,000(b)(h) +	Gleneagles Re 2021, 12/31/24	111,143
3,000,000(h) +	Gullane Re 2023, 12/31/28	3,026,458
250,000(b)(f) +	Lion Rock Re 2021, 12/31/24	52,325
2,000,000(b)(h) +	Merion Re 2021-2, 12/31/24	393,000
2,500,000(h) +	Pangaea Re 2023-1, 12/31/28	2,528,553
500,000(b)(h) +	RosaPenna Re 2021, 7/31/25	6,547
200,000(h) +	Sector Re V, 3/1/24 (144A)	97,070
100,000(h) +	Sector Re V, 12/1/24 (144A)	166,881
329(a)(b)(h) +	Sector Re V, 4.629%, 3/1/26 (144A)	31,086
274(a)(b)(h) +	Sector Re V, 4.629%, 3/1/26 (144A)	25,889
1,500,000(f) +	Thopas Re 2019, 12/31/24	2,550
1,000,000(b)(f) +	Thopas Re 2020, 12/31/23	—
1,500,000(f) +	Thopas Re 2021, 12/31/24	24,150
1,500,000(b)(f) +	Torricelli Re 2021, 7/31/25	84,300
1,600,000(h) +	Versutus Re 2019-B, 12/31/24	—
1,500,000(f) +	Viribus Re 2019, 12/31/24	10,650
1,000,000(f) +	Viribus Re 2020, 12/31/23	44,000
2,000,000(f) +	Viribus Re 2023, 12/31/28	2,000,000
600,000(b)(h) +	Woburn Re 2019, 12/31/24	114,073
		$ 12,723,373
	Total Reinsurance Sidecars	$12,748,423
	Total Insurance-Linked Securities (Cost $39,840,105)	$37,937,857

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2343

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Foreign Government Bonds — 1.4% of Net Assets
	Czech Republic — 0.7%
CZK 343,110,000	Czech Republic Government Bond, 5.700%, 5/25/24	$ 15,665,813
	Total Czech Republic	$15,665,813
	Hungary — 0.2%
HUF 1,259,170,000	Hungary Government Bond, 4.500%, 5/27/32	$ 2,704,544
HUF 1,219,490,000	Hungary Government Bond, 4.750%, 11/24/32	2,649,947
	Total Hungary	$5,354,491
	Russia — 0.0%†
RUB 59,913,000	Russian Federal Bond - OFZ, 7.000%, 8/16/23	$ 127,999
RUB 61,885,000	Russian Federal Bond - OFZ, 7.700%, 3/23/33	132,212
RUB 59,074,000	Russian Federal Bond - OFZ, 8.150%, 2/3/27	126,206
	Total Russia	$386,417
	South Africa — 0.3%
ZAR 153,782,964	Republic of South Africa Government Bond, 8.250%, 3/31/32	$ 7,765,156
	Total South Africa	$7,765,156
	Trinidad — 0.1%
2,113,000	Trinidad & Tobago Government International Bond, 4.500%, 8/4/26 (144A)	$ 2,082,562
	Total Trinidad	$2,082,562
	United Kingdom — 0.1%
GBP 1,483,668	United Kingdom Gilt, 4.250%, 6/7/32	$ 1,963,509
	Total United Kingdom	$1,963,509
	Total Foreign Government Bonds (Cost $36,926,967)	$33,217,948

Shares
	Closed-End Funds — 0.8% of Net Assets
1,906,172	Aberdeen Asia-Pacific Income Fund, Inc.	$ 5,508,837
190,651	Cohen & Steers Tax-Advantaged Preferred Securities & Income Fund	3,805,394
304,533	Highland Income Fund	3,243,277
1,803,639	Invesco Senior Income Trust	7,178,483
The accompanying notes are an integral part of these financial statements.
44Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Shares		Value
	Closed-End Funds — (continued)
	Total Closed-End Funds (Cost $20,535,986)	$19,735,991

Principal Amount USD ($)
Equity Linked Notes — 19.3% of Net Assets
Auto Manufacturers — 0.7%
769,400	Canadian Imperial Bank of Commerce (Stellantis NV), 14.01%, 2/7/24	$ 12,094,968
170,700	Goldman Sachs International (Ford Motor Company), 15.89%, 2/10/23	2,339,443
177,700	Mizuho Markets Cayman LP (Stellantis NV), 12.21%, 2/10/23	2,715,523
	Auto Manufacturers	$ 17,149,934
Banks — 0.2%
40,800	BNP Paribas Issuance BV (JPMorgan Chase & Co.), 10.40%, 6/2/23	$ 5,424,564
	Total Banks	$ 5,424,564
Chemicals — 0.2%
61,000	Citigroup Global Markets Holdings, Inc. (CF Industries Holdings Inc.), 18.44%, 10/12/23 (144A)	$ 5,628,470
	Total Chemicals	$ 5,628,470
Consumer Finance — 0.6%
61,200	BNP Paribas Issuance BV (AerCap Holdings NV), 14.71%, 4/3/23 (144A)	$ 3,653,946
132,700	Citigroup Global Markets Holdings, Inc. (Aercap Holdings NV), 15.43%, 9/21/23 (144A)	7,122,805
66,200	Royal Bank of Canada (AerCap Holdings NV), 14.69%, 3/31/23 (144A)	4,043,496
	Total Consumer Finance	$ 14,820,247
Diversified Financial Services — 0.1%
42,300(i)	Merrill Lynch International & Co. CV (Pennymac Financail Services Inc.), 10.35%, 2/10/23	$ 2,784,186
	Total Diversified Financial Services	$ 2,784,186
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2345

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
Electrical Equipment — 0.5%
37,000	Merrill Lynch International & Co. CV (Generac Holdings Inc.), 22.37%, 10/23/23	$ 4,362,633
52,400	Mizuho Markets Cayman LP (Generac Holdings Inc.), 18.54%, 2/8/24	5,983,032
16,800	Royal Bank of Canada (Generac Holdings Inc.), 13.47%, 2/28/23 (144A)	2,084,880
	Total Electrical Equipment	$ 12,430,545
Healthcare-Products — 0.3%
28,500	Merrill Lynch International & Co. CV (Stryker Corp.), 8.23%, 2/9/24	$ 7,210,671
	Total Healthcare-Products	$ 7,210,671
Healthcare-Services — 0.7%
15,700	Goldman Sachs International (Anthem Inc.), 8.52%, 2/27/23	$ 7,680,518
22,000	Royal Bank of Canada (Cigna Corp.), 10.38%, 5/23/23 (144A)	6,295,960
72,000	Royal Bank of Canada (Syneos Health Inc.), 14.41%, 10/13/23	2,922,120
	Total Healthcare-Services	$ 16,898,598
Hotels, Restaurants & Leisure — 0.8%
36,500(i)	Merrill Lynch International & Co. CV (Darden Restaurants Inc.), 10.71%, 2/22/23	$ 5,489,600
200,000	Mizuho Markets Cayman LP (Las Vegas Sands Corp.), 12.87%, 6/16/23 (144A)	7,821,000
157,000	Royal Bank of Canada (Las Vegas Sands Corp.), 15.48%, 6/23/23 (144A)	5,570,076
	Total Hotels, Restaurants & Leisure	$ 18,880,676
Insurance — 0.3%
23,400	Toronto-Dominion Bank (Willis Towers Watson Plc), 6.65%, 2/22/23	$ 5,728,133
	Total Insurance	$ 5,728,133
Interactive Media & Services — 0.1%
18,500	Toronto-Dominion Bank (Meta Platforms Inc.), 11.07%, 4/11/23	$ 2,870,552
	Total Interactive Media & Services	$ 2,870,552
Internet & Direct Marketing Retail — 1.8%
111,000	Canadian Imperial Bank of Commerce (Alibaba Group Holding, Ltd.), 25.75%, 5/23/23	$ 10,216,717
The accompanying notes are an integral part of these financial statements.
46Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	Internet & Direct Marketing Retail — (continued)
326,500	Canadian Imperial Bank of Commerce (Draftkings Inc.), 28.90%, 11/17/23	$ 4,540,570
86,500	Citigroup Global Markets Holdings, Inc. (Ebay Inc.), 15.31%, 11/10/23 (144A)	3,695,531
52,500	Mizuho Markets Cayman LP (Alibaba Group Holding Limited), 24.68%, 5/31/23	4,608,356
63,400	Mizuho Markets Cayman LP (Alibaba Group Holding Ltd.), 15.66%, 6/30/23 (144A)	6,925,055
28,800	Mizuho Markets Cayman LP (Alibaba Group Holding Ltd.), 18.45%, 7/7/23 (144A)	3,250,382
118,700	Royal Bank of Canada (TripAdvisor, Inc.), 15.96%, 2/22/23 (144A)	2,816,158
154,300	Toronto-Dominion Bank (eBay Inc.), 10.14%, 3/10/23	7,651,120
	Total Internet & Direct Marketing Retail	$ 43,703,889
	IT Services — 2.0%
65,000	Citigroup Global Markets Holdings, Inc. (Cognizant Technology Solutions Corporation), 12.39%, 11/20/23 (144A)	$ 3,714,100
54,700	Mizuho Markets Cayman LP (Advanced Micro Devices, Inc.), 17.76%, 5/23/23 (144A)	4,159,825
249,600	Morgan Stanley (Pure Storage, Inc.), 14.07%, 2/9/24	7,218,831
65,500	Royal Bank of Canada (Advanced Micro Devices, Inc.), 16.47%, 5/12/23 (144A)	5,196,770
166,900	Royal Bank of Canada (Advanced Micro Devices, Inc.), 17.13%, 1/23/24 (144A)	12,228,763
19,300	Royal Bank of Canada (CDW Corporation), 8.07%, 2/27/23 (144A)	3,751,920
29,500	UBS AG (CDW Corp.), 9.55%, 5/23/23 (144A)	5,262,800
128,000	UBS AG (National Instruments Corp.), 10.00%, 3/21/23 (144A)	5,459,200
	Total IT Services	$ 46,992,209
	Leisure Products — 0.8%
409,900(i)	JP Morgan Structured Products BV (Tapestry Inc.), 13.18%, 2/22/23	$ 17,541,138
	Total Leisure Products	$ 17,541,138
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2347

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Machinery — 0.4%
64,800	Mizuho Markets Cayman LP (AGCO Corporation), 10.50%, 3/21/23	$ 8,922,442
	Total Machinery	$ 8,922,442
	Metals & Mining — 1.3%
195,700	Canadian Imperial Bank of Commerce (Teck Resources, Ltd.), 15.95%, 1/29/24	$ 8,495,337
307,200	Citigroup Global Markets Holdings, Inc. (Barrick Gold Corporation), 14.74%, 1/26/24 (144A)	5,925,888
298,500	Citigroup Global Markets Holdings, Inc. (Teck Resources, Ltd.), 20.23%, 11/9/22 (144A)	10,233,028
342,400	Goldman Sachs International (Barrick Gold Corporation), 11.06%, 2/27/23	6,829,168
	Total Metals & Mining	$ 31,483,421
	Oil, Gas & Consumable Fuels — 3.3%
80,000	BNP Paribas Issuance BV (Baker Hughes Co.), 16.04%, 6/30/23 (144A)	$ 2,491,200
264,500	BNP Paribas Issuance BV (Comstock Resources Inc.), 23.70%, 8/31/23 (144A)	3,714,902
164,300	Citigroup Global Markets Holdings, Inc. (EQT Corp.), 19.08%, 1/26/24 (144A)	5,648,634
85,000	Citigroup Global Markets Holdings, Inc. (Occidental Petroleum Corp.), 19.37%, 9/28/23 (144A)	5,546,250
101,000	Citigroup Global Markets Holdings, Inc. (Occidental Petroleum Corp.), 19.62%, 10/10/23 (144A)	6,433,195
226,800	Citigroup Global Markets Holdings, Inc. (Range Resources Corporation), 19.36%, 1/26/24 (144A)	5,867,316
555,000	Goldman Sachs International (Energy Transfer LP), 18.47%, 10/12/23	6,727,710
171,900	Goldman Sachs International (Occidental Petroleum Corp.), 17.89%, 3/13/23	9,230,686
51,100(i)	JP Morgan Structured Products BV (Chesapeake Energy Corp.), 13.55%, 3/6/23	3,844,393
167,300	Mizuho Markets Cayman LP (EQT Corp.), 22.32%, 7/25/23 (144A)	5,660,763
102,500	Royal Bank of Canada (EQT Corp.), 20.50%, 8/31/23	3,851,437
208,800	Toronto-Dominion Bank (EQT Corp.), 21.21%, 8/14/23	7,458,858
The accompanying notes are an integral part of these financial statements.
48Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	Oil, Gas & Consumable Fuels — (continued)
48,800	Toronto-Dominion Bank (Occidental Petroleum Corp.), 17.70%, 9/1/23	$ 3,490,396
146,200	Toronto-Dominion Bank (Occidental Petroleum Corp.), 18.05%, 5/2/23	9,003,508
	Total Oil, Gas & Consumable Fuels	$ 78,969,248
	Pharmaceuticals — 0.6%
46,200	Merrill Lynch International & Co. CV (Alnylam Pharmaceuticals Inc.), 20.59%, 2/27/23	$ 7,759,686
26,100	Toronto-Dominion Bank (Alnylam Pharmaceuticals Inc.), 14.70%, 2/8/24	5,882,606
	Total Pharmaceuticals	$ 13,642,292
	Semiconductors & Semiconductor Equipment — 1.6%
100,000	Citigroup Global Markets Holdings, Inc. (Micron Technology Inc.), 17.68%, 10/26/23 (144A)	$ 5,650,000
115,000	Merrill Lynch International & Co. CV (Micron Technology Inc.), 16.45%, 10/13/23	6,625,150
50,000	Merrill Lynch International & Co. CV (MKS Instruments Inc.), 17.63%, 11/10/23	3,897,850
35,500	Mizuho Markets Cayman LP (QUALCOMM Incorporated), 13.12%, 5/9/23	4,752,474
140,000	Royal Bank of Canada (Micron Technology Inc.), 14.35%, 8/14/23	8,696,100
74,800	Royal Bank of Canada (MKS Instruments, Inc.), 13.38%, 8/14/23	8,049,228
	Total Semiconductors & Semiconductor Equipment	$ 37,670,802
	Software — 3.0%
128,700	Citigroup Global Markets Holdings, Inc. (DocuSign, Inc.), 26.39%, 12/19/23 (144A)	$ 7,108,487
72,700	Citigroup Global Markets Holdings, Inc. (Zoom Video Communications Inc.), 23.01%, 10/26/23 (144A)	5,527,745
14,500	Goldman Sachs International (Adobe Inc.), 10.97%, 5/12/23	5,492,310
40,400	Mizuho Markets Cayman LP (Electronic Arts, Inc.), 9.81%, 5/23/23 (144A)	5,158,999
120,700	Mizuho Markets Cayman LP (Zoom Video Communications), 20.72%, 6/5/23 (144A)	9,562,940
49,500	Mizuho Markets Cayman LP (Zoom Video Communications, Inc.), 22.45%, 11/21/23	3,998,066
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2349

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Software — (continued)
31,000	Royal Bank of Canada (Autodesk, Inc.), 12.88%, 5/12/23 (144A)	$ 6,330,045
67,200	Royal Bank of Canada (Zoom Video Communications, Inc.), 20.63%, 1/23/24 (144A)	4,920,384
216,500	Toronto-Dominion Bank (Oracle Corp.), 9.72%, 3/21/23	17,871,858
12,800	UBS AG (Adobe Inc.), 12.45%, 5/23/23 (144A)	4,795,712
	Total Software	$ 70,766,546
	Total Equity Linked Notes (Cost $460,606,439)	$ 459,518,563

	U.S. Government and Agency Obligations — 13.0% of Net Assets
11,500,000(i)	U.S. Treasury Bills, 8/10/23	$ 11,222,778
74,637,200	U.S. Treasury Bonds, 4.375%, 10/31/24	74,666,355
73,515,200	U.S. Treasury Bonds, 4.375%, 11/30/24	73,759,293
76,011,000	U.S. Treasury Notes, 3.125%, 7/31/24	74,377,951
74,594,700	U.S. Treasury Notes, 4.125%, 9/30/24	74,425,697
	Total U.S. Government and Agency Obligations (Cost $308,364,054)	$308,452,074

	SHORT TERM INVESTMENTS — 3.1% of Net Assets
	Repurchase Agreements — 1.5%
35,000,000	Bank of America, 4.3%, dated 1/31/23, to be repurchased on 2/1/23 for $35,004,181, collateralized by $35,700,326 Federal Home Loan Bank Discount Notes, 7/28/2023	$ 35,000,000
		$ 35,000,000
Shares
	Open-End Fund — 1.6%
38,940,277(j)	Dreyfus Government Cash Management, Institutional Shares, 4.23%	$ 38,940,277
		$ 38,940,277
	TOTAL SHORT TERM INVESTMENTS (Cost $73,940,277)	$73,940,277
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 101.3% (Cost $2,332,199,462)	$2,409,362,924
The accompanying notes are an integral part of these financial statements.
50Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Number of Contracts	Description	Counterparty	Amount	Strike Price	Expiration Date	Value
Exchange-Traded Call Option Written — (0.0%)†
(818)	MPLX UA	Citigroup Global Markets, Ltd.	USD 40,081	USD 35.00	3/17/23	$ (40,900)
	Total Exchange-Traded Call Option Written (Premiums received $(40,081))					$ (40,900)

	OTHER ASSETS AND LIABILITIES — (1.3)%					$ (29,915,701)
	net assets — 100.0%					$2,379,406,323

(A.D.R.)	American Depositary Receipts.
(C.V.A.)	Certificaaten van aandelen (Share Certificates)
(G.D.R.)	Global Depositary Receipts.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2023, the value of these securities amounted to $542,361,900, or 22.8% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at January 31, 2023.
(b)	Non-income producing security.
(c)	Debt obligation initially issued at one coupon which converts to a higher coupon at a speciﬁc date. The rate shown is the rate at January 31, 2023.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at January 31, 2023.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Issued as preference shares.
(g)	ANR, Inc. warrants are exercisable into 959,816 shares.
(h)	Issued as participation notes.
(i)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(j)	Rate periodically changes. Rate disclosed is the 7-day yield at January 31, 2023.
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2351

Schedule of Investments   |  1/31/23
(unaudited) (continued)
*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at January 31, 2023.
†	Amount rounds to less than 0.1%.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2019-1	12/20/2018	$ 2,400	$ 10,975
Alturas Re 2019-2	12/19/2018	12,149	3,657
Alturas Re 2020-2	1/1/2020	60,078	8,777
Alturas Re 2021-2	2/16/2021	22,989	—
Alturas Re 2021-3	7/1/2021	340,679	211,600
Amaranth Re 2023	1/26/2023	417,924	424,916
Ballybunion Re 2020	12/31/2019	123,519	203,353
Ballybunion Re 2021-3	8/4/2021	15,764	33,539
Bantry Re 2019	2/1/2019	—	12,764
Bantry Re 2021	1/11/2021	77,758	67,044
Bantry Re 2023	1/10/2023	3,300,000	3,325,113
Berwick Re 2018-1	1/29/2018	6,757	3,576
Berwick Re 2019-1	2/27/2019	166,329	222,020
Bonanza Re	2/13/2020	700,000	595,000
Bonanza Re	12/15/2020	500,000	425,000
Bonanza Re	1/6/2023	250,000	249,750
Caelus Re VI	4/9/2021	250,602	245,625
Cape Lookout Re	3/9/2021	1,000,000	942,000
Carnoustie Re 2021	1/11/2021	16,752	23,700
Cypress Re 2017	1/24/2017	2,353	70
Easton Re Pte	12/15/2020	1,250,000	1,168,875
Eden Re II	12/14/2018	4,320	10,552
Eden Re II	12/23/2019	82,639	38,600
Eden Re II	12/14/2020	65,667	36,115
Eden Re II	1/25/2021	94,903	53,905
First Coast Re III Pte	3/4/2021	1,250,000	1,061,250
FloodSmart Re	2/9/2021	500,266	475,000
FloodSmart Re	2/16/2021	1,350,000	1,242,675
Four Lakes Re	11/5/2020	500,000	457,700
Four Lakes Re	11/5/2020	500,000	420,000
Four Lakes Re	12/22/2022	250,000	249,425
Gleneagles Re 2021	1/13/2021	120,293	111,143
Gullane Re 2023	1/10/2023	3,000,000	3,026,458
The accompanying notes are an integral part of these financial statements.
52Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Restricted Securities	Acquisition date	Cost	Value
Harambee Re 2019	12/20/2018	$ —	$ 1,350
Herbie Re	10/19/2020	500,000	452,600
Isosceles Insurance 2021	6/25/2021	500,000	485,000
Kilimanjaro III Re	4/8/2021	250,000	202,500
Kilimanjaro III Re	4/8/2021	250,000	191,875
Kilimanjaro III Re	4/8/2021	250,000	212,500
Kilimanjaro III Re	4/8/2021	250,000	220,000
Limestone Re 2020-1	1/3/2020	2,500	7,350
Lion Rock Re 2021	12/30/2020	107,115	52,325
LUKOIL PJSC		3,354,083	135,199
Magnit PJSC		12,536,598	649,933
Merion Re 2021-2	12/28/2020	544,188	393,000
Merion Re 2023-1	1/11/2023	441,808	449,255
Merna Re II	6/8/2021	750,000	562,500
Mona Lisa Re	6/22/2021	500,000	432,500
Mona Lisa Re	12/30/2022	1,000,000	999,000
Mystic Re IV	12/15/2020	500,000	473,750
Mystic Re IV	6/9/2021	1,748,977	1,593,550
Mystic Re IV	6/9/2021	500,000	397,500
Northshore Re II	12/2/2020	1,000,000	952,500
Old Head Re 2023	1/11/2023	168,991	175,882
Pangaea Re 2023-1	1/19/2023	2,500,000	2,528,553
Pine Valley Re 2023	1/18/2023	446,865	446,865
Porthcawl Re 2023	1/23/2023	197,811	201,681
Residential Re	10/30/2020	1,003,658	952,000
Residential Reinsurance 2020	1/17/2023	236,737	235,800
Residential Reinsurance 2021	10/28/2021	500,000	445,000
Residential Reinsurance 2021	10/28/2021	750,000	671,250
Residential Reinsurance 2022	11/22/2022	500,000	496,050
Resilience Re	2/8/2017	338	—
RosaPenna Re 2021	7/16/2021	—	6,547
Rosneft Oil Co. PJSC		9,625,119	308,429
Sakura Re	3/24/2021	500,000	458,750
Sakura Re	12/22/2022	500,000	498,600
Sanders Re II	5/24/2021	1,250,000	1,170,000
Sector Re V	4/23/2019	136,505	97,070
Sector Re V	12/4/2019	2,892	166,881
Sector Re V	4/26/2021	274	25,889
Sector Re V	5/21/2021	329	31,086
Sussex Re	1/27/2023	273,600	266,850
Thopas Re 2019	12/21/2018	—	2,550
Thopas Re 2020	2/5/2020	—	—
Thopas Re 2021	12/30/2020	—	24,150
Torrey Pines Re Pte	3/12/2021	500,000	475,000
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2353

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Restricted Securities	Acquisition date	Cost	Value
Torricelli Re 2021	7/1/2021	$ —	$ 84,300
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2019	12/27/2018	—	10,650
Viribus Re 2020	3/12/2020	101,920	44,000
Viribus Re 2023	1/8/2023	2,000,000	2,000,000
Vitality Re XI	1/31/2020	249,477	242,500
Vitality Re XIV	1/25/2023	1,750,000	1,750,000
Vitality Re XIV	1/25/2023	600,000	600,000
Walton Health Re 2019	7/18/2019	95,781	162,800
Walton Heath Re 2021	6/28/2021	152,848	113,848
Woburn Re 2019	1/30/2019	93,350	114,073
X5 Retail Group NV (G.D.R.)		1,738,218	29,164
Total Restricted Securities			$39,060,582
% of Net assets			1.6%
FUTURES CONTRACTS
INDEX FUTURES CONTRACTS
Number of Contracts Short	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
81	Japan 10Y Bond (OSE)	3/13/23	$ (92,034,153)	$ (91,202,397)	$ 831,756
537	NASDAQ 100 E- Mini	3/17/23	(127,368,387)	(130,512,480)	(3,144,093)
1,166	S&P 500 E-MINI	3/17/23	(235,530,822)	(238,447,000)	(2,916,178)
201	U.S. 10 Year Note (CBT)	3/22/23	(23,249,541)	(23,017,641)	231,900
			$ (478,182,903)	$ (483,179,518)	$ (4,996,615)
TOTAL FUTURES CONTRACTS			$(478,182,903)	$(483,179,518)	$(4,996,615)
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
CZK	— Czech Republic Koruna
GBP	— Great British Pound
HUF	— Hungary Forint
RUB	— Russia Ruble
ZAR	— South Africa Rand
The accompanying notes are an integral part of these financial statements.
54Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Purchases and sales of securities (excluding short-term investments) for the six months ended January 31, 2023 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$472,208,451	$176,233,441
Other Long-Term Securities	$727,962,339	$509,967,735
At January 31, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $2,329,259,440 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 205,640,933
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(130,574,964)
Net unrealized appreciation	$ 75,065,969
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2355

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of January 31, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$ —	$ 25,348,173	$ —	$ 25,348,173
Common Stocks
Food & Staples Retailing	1,964,786	—	679,097	2,643,883
Oil, Gas & Consumable Fuels	268,034,744	—	443,628	268,478,372
All Other Common Stocks	831,879,293	—	—	831,879,293
Asset Backed Securities	—	52,978,935	—	52,978,935
Collateralized Mortgage Obligations	—	74,073,228	—	74,073,228
Commercial Mortgage-Backed Securities	—	5,740,591	—	5,740,591
Convertible Corporate Bonds	—	25,436,247	—	25,436,247
Corporate Bonds	—	182,063,657	—	182,063,657
Convertible Preferred Stock	754,135	—	—	754,135
Preferred Stock	7,156,501	—	—	7,156,501
Right/Warrant	—	7,199	—	7,199
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – U.S.	—	—	236,892	236,892
Multiperil – Worldwide	—	—	1,982,667	1,982,667
Windstorm – U.S. Regional	—	—	485,000	485,000
Reinsurance Sidecars
Multiperil – U.S.	—	—	25,050	25,050
Multiperil – Worldwide	—	—	12,723,373	12,723,373
All Other Insurance-Linked Securities	—	22,484,875	—	22,484,875
Foreign Government Bonds	—	33,217,948	—	33,217,948
Closed-End Funds	19,735,991	—	—	19,735,991
Equity Linked Notes	—	459,518,563	—	459,518,563
U.S. Government and Agency Obligations	—	308,452,074	—	308,452,074
The accompanying notes are an integral part of these financial statements.
56Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

	Level 1	Level 2	Level 3	Total
Repurchase Agreements	$ 35,000,000	$ —	$ —	$ 35,000,000
Open-End Fund	38,940,277	—	—	38,940,277
Total Investments in Securities	$1,203,465,727	$1,189,321,490	$ 16,575,707	$2,409,362,924
Other Financial Instruments
Exchange-Traded Call Option Written	$ (40,900)	$ —	$ —	$ (40,900)
Net unrealized depreciation on futures contracts	(4,996,615)	—	—	(4,996,615)
Total Other Financial Instruments	$ (5,037,515)	$ —	$ —	$ (5,037,515)
During the period ended January 31, 2023, there were no significant transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2357

Statement of Assets and Liabilities  |  1/31/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $2,332,199,462)	$2,409,362,924
Cash	1,536,364
Foreign currencies, at value (cost $13,059)	13,068
Futures collateral	18,385,790
Receivables —
Investment securities sold	9,986,023
Fund shares sold	14,187,916
Dividends	5,600,995
Interest	11,666,920
Other assets	104,147
Total assets	$ 2,470,844,147
LIABILITIES:
Payables —
Investment securities purchased	$ 68,926,031
Fund shares repurchased	16,487,831
Distributions	89,738
Trustees' fees	12,193
Variation margin for futures contracts	5,188,834
Written options outstanding (net premiums received $40,081)	40,900
Management fees	152,683
Administrative expenses	62,835
Distribution fees	52,681
Accrued expenses	424,098
Total liabilities	$ 91,437,824
NET ASSETS:
Paid-in capital	$2,474,594,673
Distributable earnings (loss)	(95,188,350)
Net assets	$2,379,406,323
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $464,797,900/40,406,737 shares)	$ 11.50
Class C (based on $270,278,908/23,587,563 shares)	$ 11.46
Class K (based on $121,393,326/10,267,640 shares)	$ 11.82
Class R (based on $947,326/82,423 shares)	$ 11.49
Class Y (based on $1,521,988,863/132,825,204 shares)	$ 11.46
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $11.50 net asset value per share/100%-4.50% maximum sales charge)	$ 12.04
The accompanying notes are an integral part of these financial statements.
58Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 1/31/23
INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 52,404,631
Dividends from unaffiliated issuers (net of foreign taxes withheld $1,054,279)	22,693,824
Total Investment Income		$ 75,098,455
EXPENSES:
Management fees	$ 4,756,414
Administrative expenses	333,045
Transfer agent fees
Class A	70,216
Class C	68,296
Class K	41
Class R	294
Class Y	536,240
Distribution fees
Class A	531,848
Class C	1,262,747
Class R	2,169
Shareowner communications expense	39,515
Custodian fees	69,112
Registration fees	77,600
Professional fees	83,028
Printing expense	22,192
Officers' and Trustees' fees	70,936
Insurance expense	10,350
Miscellaneous	117,195
Total expenses		$ 8,051,238
Net investment income		$ 67,047,217
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (22,573,610)
Futures contracts	10,450,935
Written options	176,660
Other assets and liabilities denominated in foreign currencies	(727,016)	$ (12,673,031)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$116,806,651
Futures contracts	(443,202)
Written options	(819)
Other assets and liabilities denominated in foreign currencies	269,956	$116,632,586
Net realized and unrealized gain (loss) on investments		$103,959,555
Net increase in net assets resulting from operations		$ 171,006,772
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2359

Statements of Changes in Net Assets
	Six Months Ended 1/31/23 (unaudited)	Year Ended 7/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 67,047,217	$ 91,755,628
Net realized gain (loss) on investments	(12,673,031)	53,239,342
Change in net unrealized appreciation (depreciation) on investments	116,632,586	(157,366,269)
Net increase (decrease) in net assets resulting from operations	$ 171,006,772	$ (12,371,299)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.35 and $0.65 per share, respectively)	$ (13,340,617)	$ (21,882,630)
Class C ($0.30 and $0.56 per share, respectively)	(6,960,884)	(13,538,133)
Class K ($0.37 and $0.70 per share, respectively)	(3,774,001)	(7,891,529)
Class R ($0.33 and $0.59 per share, respectively)	(25,821)	(37,145)
Class Y ($0.35 and $0.67 per share, respectively)	(39,878,862)	(50,912,345)
Total distributions to shareowners	$ (63,980,185)	$ (94,261,782)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 716,324,681	$ 630,259,970
Reinvestment of distributions	63,782,287	92,674,086
Cost of shares repurchased	(266,134,328)	(431,048,442)
Net increase in net assets resulting from Fund share transactions	$ 513,972,640	$ 291,885,614
Net increase in net assets	$ 620,999,227	$ 185,252,533
NET ASSETS:
Beginning of period	$1,758,407,096	$1,573,154,563
End of period	$2,379,406,323	$ 1,758,407,096
The accompanying notes are an integral part of these financial statements.
60Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

	Six Months Ended 1/31/23 Shares (unaudited)	Six Months Ended 1/31/23 Amount (unaudited)	Year Ended 7/31/22 Shares	Year Ended 7/31/22 Amount
Class A
Shares sold	6,814,434	$ 74,942,490	10,942,592	$ 126,376,070
Reinvestment of distributions	1,212,025	13,288,933	1,874,970	21,526,503
Less shares repurchased	(4,407,315)	(48,129,268)	(6,588,391)	(75,511,992)
Net increase	3,619,144	$ 40,102,155	6,229,171	$ 72,390,581
Class C
Shares sold	3,086,563	$ 33,944,632	3,352,366	$ 38,380,079
Reinvestment of distributions	639,569	6,960,884	1,173,326	13,452,189
Less shares repurchased	(3,245,480)	(35,414,870)	(6,920,946)	(79,466,297)
Net increase (decrease)	480,652	$ 5,490,646	(2,395,254)	$ (27,634,029)
Class K
Shares sold	230,489	$ 2,660,386	2,997,657	$ 36,486,044
Reinvestment of distributions	333,728	3,758,225	648,245	7,672,877
Less shares repurchased	(813,299)	(9,076,379)	(4,739,246)	(56,362,194)
Net decrease	(249,082)	$ (2,657,768)	(1,093,344)	$ (12,203,273)
Class R
Shares sold	18,164	$ 194,477	28,656	$ 332,560
Reinvestment of distributions	2,369	25,821	3,209	36,773
Less shares repurchased	(10,143)	(112,209)	(15,037)	(175,230)
Net increase	10,390	$ 108,089	16,828	$ 194,103
Class Y
Shares sold	55,310,494	$ 604,582,696	37,651,330	$ 428,685,217
Reinvestment of distributions	3,628,921	39,748,424	4,372,212	49,985,744
Less shares repurchased	(15,870,715)	(173,401,602)	(19,319,152)	(219,532,729)
Net increase	43,068,700	$ 470,929,518	22,704,390	$ 259,138,232
The accompanying notes are an integral part of these financial statements.
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Financial Highlights
	Six Months Ended 1/31/23 (unaudited)	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19	Year Ended 7/31/18
Class A
Net asset value, beginning of period	$ 10.98	$ 11.67	$ 10.17	$ 10.79	$ 11.59	$ 11.69
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.37	$ 0.63	$ 0.65	$ 0.62	$ 0.62	$ 0.68
Net realized and unrealized gain (loss) on investments	0.50	(0.67)	1.41	(0.60)	(0.80)	(0.05)
Net increase (decrease) from investment operations	$ 0.87	$ (0.04)	$ 2.06	$ 0.02	$ (0.18)	$ 0.63
Distributions to shareowners:
Net investment income	$ (0.35)	$ (0.65)	$ (0.56)	$ (0.64)	$ (0.62)	$ (0.73)
Total distributions	$ (0.35)	$ (0.65)	$ (0.56)	$ (0.64)	$ (0.62)	$ (0.73)
Net increase (decrease) in net asset value	$ 0.52	$ (0.69)	$ 1.50	$ (0.62)	$ (0.80)	$ (0.10)
Net asset value, end of period	$ 11.50	$ 10.98	$ 11.67	$ 10.17	$ 10.79	$ 11.59
Total return (b)	8.08%(c)	(0.43)%	20.66%	0.28%	(1.56)%	5.41%
Ratio of net expenses to average net assets	0.84%(d)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	6.68%(d)	5.51%	5.82%	6.01%	5.58%	5.77%
Portfolio turnover rate	36%(c)	73%	106%	126%	108%	126%
Net assets, end of period (in thousands)	$464,798	$403,985	$356,626	$310,126	$377,722	$374,395
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.84%(d)	0.85%	0.88%	0.89%	0.89%	0.87%
Net investment income (loss) to average net assets	6.68%(d)	5.51%	5.79%	5.97%	5.54%	5.75%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
62Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

	Six Months Ended 1/31/23 (unaudited)	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19	Year Ended 7/31/18
Class C
Net asset value, beginning of period	$ 10.94	$ 11.63	$ 10.13	$ 10.76	$ 11.56	$ 11.66
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.33	$ 0.54	$ 0.56	$ 0.54	$ 0.53	$ 0.58
Net realized and unrealized gain (loss) on investments	0.49	(0.67)	1.41	(0.61)	(0.80)	(0.05)
Net increase (decrease) from investment operations	$ 0.82	$ (0.13)	$ 1.97	$ (0.07)	$ (0.27)	$ 0.53
Distributions to shareowners:
Net investment income	$ (0.30)	$ (0.56)	$ (0.47)	$ (0.56)	$ (0.53)	$ (0.63)
Total distributions	$ (0.30)	$ (0.56)	$ (0.47)	$ (0.56)	$ (0.53)	$ (0.63)
Net increase (decrease) in net asset value	$ 0.52	$ (0.69)	$ 1.50	$ (0.63)	$ (0.80)	$ (0.10)
Net asset value, end of period	$ 11.46	$ 10.94	$ 11.63	$ 10.13	$ 10.76	$ 11.56
Total return (b)	7.70%(c)	(1.20)%	19.78%	(0.62)%	(2.33)%	4.60%
Ratio of net expenses to average net assets	1.61%(d)	1.61%	1.64%	1.65%	1.64%	1.62%
Ratio of net investment income (loss) to average net assets	5.92%(d)	4.72%	5.04%	5.20%	4.78%	4.94%
Portfolio turnover rate	36%(c)	73%	106%	126%	108%	126%
Net assets, end of period (in thousands)	$270,279	$252,795	$296,575	$312,559	$422,863	$439,179
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.61%(d)	1.61%	1.64%	1.66%	1.65%	1.62%
Net investment income (loss) to average net assets	5.92%(d)	4.72%	5.04%	5.19%	4.77%	4.94%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
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Financial Highlights  (continued)
	Six Months Ended 1/31/23 (unaudited)	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19	Year Ended 7/31/18
Class K
Net asset value, beginning of period	$ 11.28	$ 12.02	$ 10.47	$ 11.12	$ 11.95	$ 11.85
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.40	$ 0.69	$ 0.70	$ 0.67	$ 0.67	$ 0.90
Net realized and unrealized gain (loss) on investments	0.51	(0.73)	1.46	(0.63)	(0.83)	(0.03)
Net increase (decrease) from investment operations	$ 0.91	$ (0.04)	$ 2.16	$ 0.04	$ (0.16)	$ 0.87
Distributions to shareowners:
Net investment income	$ (0.37)	$ (0.70)	$ (0.61)	$ (0.69)	$ (0.67)	$ (0.77)
Total distributions	$ (0.37)	$ (0.70)	$ (0.61)	$ (0.69)	$ (0.67)	$ (0.77)
Net increase (decrease) in net asset value	$ 0.54	$ (0.74)	$ 1.55	$ (0.65)	$ (0.83)	$ 0.10
Net asset value, end of period	$ 11.82	$ 11.28	$ 12.02	$ 10.47	$ 11.12	$ 11.95
Total return (b)	8.27%(c)	(0.42)%	21.05%	0.44%	(1.32)%	7.51%
Ratio of net expenses to average net assets	0.55%(d)	0.55%	0.57%	0.58%	0.56%	0.56%
Ratio of net investment income (loss) to average net assets	6.98%(d)	5.79%	6.07%	6.30%	5.87%	7.47%
Portfolio turnover rate	36%(c)	73%	106%	126%	108%	126%
Net assets, end of period (in thousands)	$121,393	$118,667	$139,556	$121,281	$125,831	$126,017
Total expenses to average net assets	0.55%(d)	0.55%	0.57%	0.58%	0.57%	0.56%
Net investment income (loss) to average net assets	6.98%(d)	5.79%	6.07%	6.30%	5.86%	7.47%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
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	Six Months Ended 1/31/23 (unaudited)	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19	Year Ended 7/31/18
Class R
Net asset value, beginning of period	$10.98	$11.64	$10.19	$10.83	$11.64	$11.74
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.35	$ 0.59	$ 0.53	$ 0.53	$ 0.55	$ 0.51
Net realized and unrealized gain (loss) on investments	0.49	(0.66)	1.40	(0.60)	(0.81)	0.06
Net increase (decrease) from investment operations	$ 0.84	$ (0.07)	$ 1.93	$ (0.07)	$ (0.26)	$ 0.57
Distributions to shareowners:
Net investment income	$ (0.33)	$ (0.59)	$ (0.48)	$ (0.57)	$ (0.55)	$ (0.67)
Total distributions	$ (0.33)	$ (0.59)	$ (0.48)	$ (0.57)	$ (0.55)	$ (0.67)
Net increase (decrease) in net asset value	$ 0.51	$ (0.66)	$ 1.45	$ (0.64)	$ (0.81)	$ (0.10)
Net asset value, end of period	$11.49	$10.98	$11.64	$10.19	$10.83	$11.64
Total return (b)	7.82%(c)	(0.71)%	19.27%	0.57%	(2.22)%	4.89%
Ratio of net expenses to average net assets	1.17%(d)	1.18%	1.80%	1.63%	1.57%	1.37%
Ratio of net investment income (loss) to average net assets	6.37%(d)	5.18%	4.82%	5.13%	4.92%	4.33%
Portfolio turnover rate	36%(c)	73%	106%	126%	108%	126%
Net assets, end of period (in thousands)	$ 947	$ 791	$ 643	$1,470	$ 835	$ 554
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.17%(d)	1.18%	1.80%	1.63%	1.59%	1.37%
Net investment income (loss) to average net assets	6.37%(d)	5.18%	4.82%	5.13%	4.90%	4.33%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
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Financial Highlights  (continued)
	Six Months Ended 1/31/23 (unaudited)	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19	Year Ended 7/31/18
Class Y
Net asset value, beginning of period	$ 10.94	$ 11.63	$ 10.13	$ 10.77	$ 11.57	$ 11.67
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.38	$ 0.65	$ 0.67	$ 0.64	$ 0.64	$ 0.71
Net realized and unrealized gain (loss) on investments	0.49	(0.67)	1.41	(0.62)	(0.80)	(0.06)
Net increase (decrease) from investment operations	$ 0.87	$ (0.02)	$ 2.08	$ 0.02	$ (0.16)	$ 0.65
Distributions to shareowners:
Net investment income	$ (0.35)	$ (0.67)	$ (0.58)	$ (0.66)	$ (0.64)	$ (0.75)
Total distributions	$ (0.35)	$ (0.67)	$ (0.58)	$ (0.66)	$ (0.64)	$ (0.75)
Net increase (decrease) in net asset value	$ 0.52	$ (0.69)	$ 1.50	$ (0.64)	$ (0.80)	$ (0.10)
Net asset value, end of period	$ 11.46	$ 10.94	$ 11.63	$ 10.13	$ 10.77	$ 11.57
Total return (b)	8.20%(c)	(0.24)%	20.97%	0.27%	(1.36)%	5.64%
Ratio of net expenses to average net assets	0.65%(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	6.84%(d)	5.71%	6.01%	6.20%	5.83%	6.03%
Portfolio turnover rate	36%(c)	73%	106%	126%	108%	126%
Net assets, end of period (in thousands)	$1,521,989	$982,169	$779,755	$586,958	$840,851	$637,945
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.65%(d)	0.66%	0.67%	0.68%	0.68%	0.66%
Net investment income (loss) to average net assets	6.84%(d)	5.70%	5.99%	6.17%	5.80%	6.02%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
66Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Notes to Financial Statements  |  1/31/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Multi-Asset Income Fund (the “Fund”) is one of four portfolios comprising Pioneer Series Trust IV (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.
The Fund offers ﬁve classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief
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provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Fund has established and maintains a comprehensive derivatives risk management program, has appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("Var").
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
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The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Equity-linked notes and fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are
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valued using prices supplied by independent pricing services, which consider suchfactors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading
70Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices
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of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of January 31, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of July 31, 2022, the Fund had accrued $0 in reserve for repatriation taxes related to capital gains.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
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The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$94,261,782
Total	$94,261,782
The following shows the components of distributable earnings (losses) on a federal income tax basis at July 31, 2022:
2022
Distributable earnings/(losses):
Capital loss carryforward	$ (158,965,090)
Other book/tax temporary differences	(547,468)
Net unrealized depreciation	(41,296,661)
Qualified late year loss deferral	(1,405,718)
Total	$(202,214,937)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event-linked bonds, the tax treatment of premium and amortization, the mark to market of futures contracts, tax basis adjustments on real estate investment trust (“REIT”) holdings and common stock.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $90,788 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2023.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
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The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their
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market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary
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receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to
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these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.
The Fund may invest in equity-linked notes (ELNs). ELNs may not perform as expected and could cause the fund to realize significant losses including its entire principal investment. Investments in ELNs often have risks similar to their underlying securities, which may include market risk and, as applicable, risks of non-U.S. investments and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain risks of fixed income securities, such as interest rate and credit risks. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed income investment.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneﬁcial owners of Fund shares hold them through accounts at broker-dealers,
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retirement platforms and other ﬁnancial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at January 31, 2023 are listed in the Schedule of Investments.
I.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and
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accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
J.	Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a
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sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
Open repurchase agreements for the six months ended January 31, 2023 are disclosed in the Schedule of Investments.
K.	Option Writing
The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the six months ended January 31, 2023 was $(13,633). Open written options contracts at January 31, 2023 are listed in the Schedule of Investments.
L.	Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities
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equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2023, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average notional value of futures contracts short position during the six months ended January 31, 2023 was $357,634,665. Open futures contracts outstanding at January 31, 2023 are listed in the Schedule of Investments.
M.	Equity-Linked Notes
Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, the Fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, the Fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns.
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2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion, 0.45% of the next $4 billion and 0.40% on assets over $5 billion. For the six months ended January 31, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.48% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 0.85% and 0.65% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through December 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended January 31, 2023, are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended January 31, 2023, the Fund paid $70,936 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At January 31, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $12,193 and a payable for administrative expenses of $62,835, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on
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the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended January 31, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$13,584
Class C	6,992
Class K	13
Class R	222
Class Y	18,704
Total	$39,515
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of
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an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended January 31, 2023, CDSCs in the amount of $15,431 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended January 31, 2023, the Fund had no borrowings under the credit facility.
7.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
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Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Net unrealized appreciation on futures contracts*	$1,063,656	$ —	$ —	$ —	$ —
Total Value	$ 1,063,656	$—	$—	$ —	$—
Liabilities
Call options written	$ —	$ —	$ —	$ 40,900	$ —
Net unrealized depreciation on futures contracts*	—	—	—	6,060,271	—
Total Value	$ —	$—	$—	$6,101,171	$—

*	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at January 31, 2023 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$ (398,232)	$ —	$ —	$10,849,167	$ —
Options written	—	—	—	176,660	—
Total Value	$ (398,232)	$—	$—	$ 11,025,827	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	1,694,135	—	—	(2,137,337)	—
Options written	—	—	—	(819)	—
Total Value	1,694,135	—	—	(2,138,156)	—
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2385

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Multi-Asset Income Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2022 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2022, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2022, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.
At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
86Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2387

performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management
88Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2389

Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
90Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/23

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2391

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 25512-11-0323

Pioneer Securitized Income Fund
Semiannual Report  |  January 31, 2023

A: SIFFX	Y: SYFFX

visit us: www.amundi.com/us

Pioneer Securitized Income Fund | Semiannual Report | 1/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, the father of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “Active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate the risks during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
2Pioneer Securitized Income Fund | Semiannual Report | 1/31/23

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
March 2023
Pioneer Securitized Income Fund | Semiannual Report | 1/31/233

Portfolio Management Discussion  |  1/31/23
In the following interview, portfolio managers Noah Funderburk and Nicolas Pauwels discuss the market environment and the factors that affected the performance of Pioneer Securitized Income Fund during the six-month period ended January 31, 2023. Mr. Funderburk, CFA, a Senior Vice President, Director of Securitized Credit, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Pauwels, CFA, a Vice President and portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the six-month period ended January 31, 2023?
A	Pioneer Securitized Income Fund’s Class A shares returned 1.44% at net asset value during the six-month period ended January 31, 2023, while the Fund’s benchmark, the Bloomberg US Securitized MBS/ABS/CMBS Index (the Bloomberg Index), returned -3.13%. During the same period, the average return of the 346 mutual funds in Morningstar’s Nontraditional Bond Fund Category was 1.24%.
Q	What factors drove the performance of securitized assets during the six-month period ended January 31, 2023?
A	The broader fixed-income markets remained under pressure during the period, due to a combination of elevated inflation and continued interest-rate increases by the US Federal Reserve (Fed). The Fed raised the target range of the federal funds rate three separate times over the period, equaling a total increase of two percentage points, and bringing the target range to 4.25% ‒ 4.50%. Nonetheless, the investment environment improved, somewhat, during the period, compared to the more challenging conditions that existed in the first half of 2022, as signs that inflation was ticking down raised investors’ hopes that the Fed would be able to slow the pace of its rate increases ‒ and eventually stop its rate-hiking cycle altogether ‒ in 2023. As a result, fixed-income assets, in general, rallied and finished the six-month period well ahead of the lows they had experienced back in October 2022.
The mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial MBS (CMBS) represented in the Fund’s benchmark, the Bloomberg Index, returned -3.31%, 0.38%, and -2.09%, respectively, for the six-month period. MBS typically
4Pioneer Securitized Income Fund | Semiannual Report | 1/31/23

have been the key driver of the benchmark’s return, given their large weighting of 92% (as of January 31, 2023). CMBS and ABS represented roughly 6% and 2% of the Bloomberg Index, respectively, as of period-end. Volatility remained high across all three asset categories over the past six months, due in part to the rapidly shifting outlooks for both interest rates and inflation. In addition, reduced liquidity in the securitized-asset space exacerbated price moves in the market. The heightened volatility is perhaps best illustrated by the fact that agency-MBS experienced their worst month of relative performance in history versus Treasuries in September 2022, followed by their best month in November.
Q	What elements of the Fund’s positioning played the largest role in its benchmark-relative results during the six-month period ended January 31, 2023?
A	The Fund entered the period with a significant short-duration stance (lower interest-rate sensitivity) versus the Bloomberg Index. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) Given that the 10-year US Treasury yield rose from 2.67% to 3.52% during the period (as the price on 10-year Treasuries fell), that aspect of the Fund’s positioning made a strong positive contribution to benchmark-relative performance. While we reduced the extent of the Fund’s short-duration stance as the six-month period progressed, the portfolio’s duration remained lower than that of the Bloomberg Index as of period-end.
The Fund’s relative returns also benefited from our strategy of investing in what we viewed as the most compelling risk/return opportunities within the securitized category, rather than attempting to mirror the benchmark’s composition. In that regard, the Fund’s sizable underweight to MBS was a key positive contributor to benchmark-relative performance over the six-month period. Our focus on investing the portfolio in “seasoned collateral” within MBS provided another boost to the Fund’s relative results. Seasoned collateral represents older mortgages, where homeowners have built up greater levels of equity. Historically, borrowers with positive equity have defaulted on their mortgages at very low rates. We believe such investments
Pioneer Securitized Income Fund | Semiannual Report | 1/31/235

may provide the Fund with a potential cushion against the adverse effects of a downturn in the housing market.
The Fund was overweight to non-agency versus agency MBS during the period, as we sought to reduce the portfolio’s interest-rate sensitivity and capitalize on elevated yield spreads. (Yield, or credit spreads, are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) We typically have favored investing in non-agency over agency MBS, to target the former’s higher total returns and income-generation potential, but we will adjust the portfolio’s overall weightings based on our views regarding relative value. During the six-month period, rising interest rates led to the Fund’s overweight to non-agency MBS contributing positively to relative performance.
We continued to be very selective with regard to the Fund’s CMBS allocation. During the period, we overweighted the portfolio to multifamily apartment buildings, while generally avoiding the US office and retail categories, due to the lasting effects of the work-from-home and online-commerce trends. The overweight to CMBS aided the Fund’s relative returns during the six-month period.
On the negative side, within the Fund’s ABS allocation, security selection results detracted from relative performance, due to widening risk premiums affecting select securities within the reverse mortgage and aircraft ABS segments. In terms of activity within ABS, we increased the portfolio’s exposure to auto receivables during the period, based on our belief that those securities were offering high absolute yields and attractive yield spreads.
Q	Did the Fund have any exposure to derivative investments during the six-month period ended January 31, 2023? If so, did the use of derivatives have an effect on performance?
A	Yes, we invested the Fund in US Treasury futures in an attempt to manage the portfolio’s duration. While overall duration positioning aided the Fund’s performance during the period, as
6Pioneer Securitized Income Fund | Semiannual Report | 1/31/23

noted earlier, the futures-related aspect of our duration-management strategy was a minor detractor from relative returns.
Q	How would you characterize the Fund’s distributions*to shareholders during the six-month period ended January 31, 2022?
A	The Fund’s monthly distribution rate increased over the six-month period, driven primarily by the broader rise in prevailing yields.
Q	What are your current views on the securitized market heading into the second half of the Fund’s fiscal year?
Following a challenging year in 2022, we see the potential for improving performance across securitized assets as the Fed gradually moves to a less-restrictive stance on monetary policy. In addition, given that much of the weakness in securitized assets over the past six to 12 months has been a function of reduced liquidity, we believe any potential restoration of normalized market conditions could lead to a contraction in yield spreads, which, in turn, could lead to a better pricing environment.
*	Distributions are not guaranteed.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/237

Please refer to the Schedule of Investments on pages 17-24 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund invests primarily in securitized asset instruments, including mortgage-backed securities, asset-backed securities and other securities.
A substantial portion of the Fund’s assets ordinarily will consist of high yield debt securities that involve substantial risk of loss.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Investments in high yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default. The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate), or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.
The value of mortgage-related and asset backed securities will be influenced by factors affecting the real estate market and the assets underlying those securities. These securities are also subject to prepayment and extension risks and risk of default.
8Pioneer Securitized Income Fund | Semiannual Report | 1/31/23

The Fund may employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying investment declines in value. Certain securities and derivatives held by the Fund may be impossible or difficult to purchase, sell or unwind. Such securities may also be difficult to value.
The use of interest rate futures and options and other derivatives can increase fund losses and reduce opportunities for gain. The Fund may invest in credit default swaps, inverse floating rate obligations, and other derivative instruments. Derivatives may have a leveraging effect on the Fund.
The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer.
Please see a prospectus for a complete discussion of the Fund’s risks.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus. Before investing, consider the product's investment objectives, risks, charges, and expenses. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/239

Portfolio Summary  |  1/31/23
Sector Distribution

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	Federal National Mortgage Association, 6.00%, 3/1/53 (TBA)	3.90%
2.	Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class E, 12.662%, 5/15/32 (144A)	2.39
3.	Santander Bank N.A. - SBCLN, Series 2021-1A, Class E, 6.171%, 12/15/31 (144A)	2.29
4.	Foursight Capital Automobile Receivables Trust, Series 2020-1, Class F, 4.62%, 6/15/27 (144A)	2.24
5.	Continental Credit Card ABS LLC, Series 2019-1A, Class C, 6.16%, 8/15/26 (144A)	2.21
6.	Freddie Mac STACR Trust, Series 2018-HQA2, Class B2, 15.506% (1 Month USD LIBOR + 1,100 bps), 10/25/48 (144A)	2.13
7.	Cascade Funding Mortgage Trust, Series 2018-RM2, Class D, 4.00%, 10/25/68 (144A)	2.11
8.	JPMorgan Chase Bank N.A. - CACLN, Series 2021-2, Class F, 4.393%, 12/26/28 (144A)	2.05
9.	STACR Trust, Series 2018-HRP2, Class B2, 15.006% (1 Month USD LIBOR + 1,050 bps), 2/25/47 (144A)	2.03
10.	Conn's Receivables Funding LLC, Series 2021-A, Class B, 2.87%, 5/15/26 (144A)	2.02

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
10Pioneer Securitized Income Fund | Semiannual Report | 1/31/23

Prices and Distributions  |  1/31/23
Net Asset Value per Share
Class	1/31/23	7/31/22
A	$9.10	$9.43
Y	$9.10	$9.44

Distributions per Share: 8/1/22 - 1/31/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.3079	$—	$0.1477
Y	$0.3191	$—	$0.1477
Index Definitions
Bloomberg US Securitized MBS/ABS/CMBS Index tracks agency mortgage backed pass-through securities (both fixed-rate and hybrid ARM) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC); investment-grade debt asset-backed securities; and investment-grade commercial mortgage backed securities. The index is constructed by grouping individual pools into aggregates or generics based on program, coupon, and vintage. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The indices defined here pertains to the “Value of $10,000 Investment” and “Value of $1 Million Investment” charts on pages 12– 14.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2311

Performance Update | 1/31/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Securitized Income Fund at public offering price during the periods shown, compared to that of the Bloomberg US Securitized MBS/ABS/CMBS Index.*
Average Annual Total Returns (As of January 31, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Bloomberg US Securitized MBS/ABS /CMBS Index
Life of Class (7/2/21)	0.43%	-2.47%	-5.89%
1 Year	-1.14	-5.61	-7.45
Expense Ratio (Per prospectus dated December 1, 2022)
Gross	Net
1.97%	0.90%
Value of $10,000 Investment
* Performance of Class A shares shown in the graph above is from the inception of Class A shares on 7/2/21 through 1/31/23. Index information shown in the graph above is from 7/31/21 through 1/31/23.
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of the maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2023. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions.
Please refer to the financial highlights for more current expense ratios.
12Pioneer Securitized Income Fund | Semiannual Report | 1/31/23

Performance Update | 1/31/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Securitized Income Fund during the periods shown, compared to that of the Bloomberg US Securitized MBS/ABS/CMBS Index.*
Average Annual Total Returns (As of January 31, 2023)
Period	Net Asset Value (NAV)	Bloomberg US Securitized MBS/ABS /CMBS Index
Life of Class (12/10/19)	3.79%	-1.86%
1 Year	-0.90	-7.45
Expense Ratio (Per prospectus dated December 1, 2022)
Gross	Net
1.76%	0.65%
Value of $5 Million Investment
* Performance of Class Y shares shown in the graph above is from the inception of Class Y shares on 12/10/19 through 1/31/23. Index information shown in the graph above is from 12/31/19 through 1/31/23.
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2023. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions.
The Fund acquired the assets and liabilities of Pioneer Securitized Income Fund (the “Predecessor Fund”) on June 30, 2021 (the “Reorganization”). As a result of the
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2313

Performance Update | 1/31/23	Class Y Shares
Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of the common shares of the Predecessor Fund for periods prior to the Reorganization, and has not been restated to reflect any differences in expenses.
Please refer to the financial highlights for more current expense ratios.
14Pioneer Securitized Income Fund | Semiannual Report | 1/31/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Securitized Income Fund
Based on actual returns from August 1, 2022 through January 31, 2023.
Share Class	A	Y
Beginning Account Value on 8/1/22	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 1/31/23	$1,014.40	$1,014.60
Expenses Paid During Period*	$4.57	$3.30

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90% and 0.65% for Class A and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the partial year period).
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2315

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Securitized Income Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2022 through January 31, 2023.
Share Class	A	Y
Beginning Account Value on 8/1/22	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 1/31/23	$1,020.67	$1,021.93
Expenses Paid During Period*	$4.58	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90% and 0.65% for Class A and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the partial year period).
16Pioneer Securitized Income Fund | Semiannual Report | 1/31/23

Schedule of Investments   |  1/31/23
(unaudited)
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 108.0%
	Asset Backed Securities — 45.2% of Net Assets
380,000(a)	ACREC, Ltd., Series 2021-FL1, Class D, 7.12% (1 Month USD LIBOR + 265 bps), 10/16/36 (144A)	$ 358,381
250,000(a)	AIG CLO LLC, Series 2020-1A, Class ER, 11.092% (3 Month USD LIBOR + 630 bps), 4/15/34 (144A)	222,962
120,000	AMSR Trust, Series 2022-SFR3, Class E2, 4.00%, 10/17/39 (144A)	100,630
550,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A, Class D, 5.83%, 1/18/28 (144A)	505,249
400,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2022-1A, Class D, 7.38%, 9/17/29 (144A)	376,362
200,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2022-2A, Class C, 9.84%, 3/15/29 (144A)	210,016
350,000	Avid Automobile Receivables Trust, Series 2021-1, Class F, 5.16%, 10/16/28 (144A)	314,862
281,575	Blackbird Capital Aircraft, Series 2021-1A, Class B, 3.446%, 7/15/46 (144A)	217,106
536,965	Conn's Receivables Funding LLC, Series 2021-A, Class B, 2.87%, 5/15/26 (144A)	531,282
250,000	Conn's Receivables Funding LLC, Series 2021-A, Class C, 4.59%, 5/15/26 (144A)	240,481
600,000	Continental Credit Card ABS LLC, Series 2019-1A, Class C, 6.16%, 8/15/26 (144A)	580,231
200,000	Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class C, 9.33%, 10/15/30 (144A)	199,433
400,000	Crossroads Asset Trust, Series 2021-A, Class E, 5.48%, 1/20/28 (144A)	379,294
80,363	Diamond Resorts Owner Trust, Series 2019-1A, Class D, 5.25%, 2/20/32 (144A)	78,050
250,000	Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.56%, 7/17/28	239,741
200,000	Exeter Automobile Receivables Trust, Series 2022-5A, Class D, 7.40%, 2/15/29	205,866
500,000	First Investors Auto Owner Trust, Series 2021-1A, Class F, 5.37%, 4/17/28 (144A)	450,269
600,000	Foursight Capital Automobile Receivables Trust, Series 2020-1, Class F, 4.62%, 6/15/27 (144A)	588,390
400,000(a)	GRACIE POINT INTERNATIONAL FUNDING, Series 2022-1A, Class E, 9.795% (SOFR30A + 575 bps), 4/1/24 (144A)	397,918
200,000	HOA Funding LLC - HOA, Series 2021-1A, Class B, 7.432%, 8/20/51 (144A)	159,016
The accompanying notes are an integral part of these financial statements.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2317

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
300,000(a)	ICG US CLO, Ltd., Series 2016-1A, Class DRR, 12.242% (3 Month USD LIBOR + 744 bps), 4/29/34 (144A)	$ 254,248
600,000	JPMorgan Chase Bank N.A. - CACLN, Series 2021-2, Class F, 4.393%, 12/26/28 (144A)	539,590
215,643	Libra Solutions LLC, Series 2022-2A, Class B, 8.85%, 10/15/34 (144A)	211,870
250,000(a)	Madison Park Funding XLV, Ltd., Series 2020-45A, Class ER, 11.142% (3 Month USD LIBOR + 635 bps), 7/15/34 (144A)	220,747
210,000	NMEF Funding LLC, Series 2022-B, Class C, 8.54%, 6/15/29 (144A)	214,798
250,000(a)	Ocean Trails CLO IX, Series 2020-9A, Class ER, 12.242% (3 Month USD LIBOR + 745 bps), 10/15/34 (144A)	223,563
270,000	Octane Receivables Trust, Series 2022-2A, Class D, 7.70%, 2/20/30 (144A)	271,652
400,000	Oportun Funding XIV LLC, Series 2021-A, Class C, 3.44%, 3/8/28 (144A)	371,656
400,000	Pawneee Equipment Receivables Series LLC, Series 2021-1, Class E, 5.21%, 5/15/28 (144A)	359,476
200,000	Progress Residential Trust, Series 2021-SFR8, Class G, 4.005%, 10/17/38 (144A)	171,608
100,000	Progress Residential Trust, Series 2021-SFR9, Class F, 4.053%, 11/17/40 (144A)	82,766
650,000	Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class E, 12.662%, 5/15/32 (144A)	627,742
700,000	Santander Bank N.A. - SBCLN, Series 2021-1A, Class E, 6.171%, 12/15/31 (144A)	601,582
500,000	Tricolor Auto Securitization Trust, Series 2021-1A, Class F, 5.08%, 5/15/28 (144A)	470,007
500,000	Tricolor Auto Securitization Trust, Series 2022-1A, Class F, 9.80%, 7/16/29 (144A)	481,888
350,000	Tricon American Homes Trust, Series 2017-SFR2, Class F, 5.104%, 1/17/36 (144A)	340,291
150,000	Westlake Automobile Receivables Trust, Series 2022-2A, Class C, 4.85%, 9/15/27 (144A)	146,702
330,000	Westlake Automobile Receivables Trust, Series 2023-1A, Class D, 6.79%, 11/15/28 (144A)	334,038
	Total Asset Backed Securities (Cost $13,037,562)	$12,279,763

	Collateralized Mortgage Obligations—30.7% of Net Assets
206,000(a)	Bellemeade Re, Ltd., Series 2021-3A, Class B1, 8.16% (SOFR30A + 385 bps), 9/25/31 (144A)	$ 182,341
The accompanying notes are an integral part of these financial statements.
18Pioneer Securitized Income Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
589,016(b)	Cascade Funding Mortgage Trust, Series 2018-RM2, Class D, 4.00%, 10/25/68 (144A)	$ 553,793
480,000(b)	CFMT LLC, Series 2020-HB4, Class M5, 6.00%, 12/26/30 (144A)	447,420
250,000(a)	Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B2, 10.31% (SOFR30A + 600 bps), 10/25/41 (144A)	232,387
190,000(a)	Connecticut Avenue Securities Trust, Series 2022-R01, Class 1B2, 10.31% (SOFR30A + 600 bps), 12/25/41 (144A)	171,056
290,000(a)	Eagle Re, Ltd., Series 2021-2, Class M2, 8.56% (SOFR30A + 425 bps), 4/25/34 (144A)	283,486
100,000(a)	Fannie Mae Connecticut Avenue Securities, Series 2021-R02, Class 2B2, 10.51% (SOFR30A + 620 bps), 11/25/41 (144A)	86,949
88,096(b)	FARM 21-1 Mortgage Trust, Series 2021-1, Class B, 3.237%, 7/25/51 (144A)	60,645
6,451,518(b)(c)	Flagstar Mortgage Trust, Series 2021-4, Class AX1, 0.207%, 6/1/51 (144A)	61,787
150,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA3, Class B2, 13.856% (1 Month USD LIBOR + 935 bps), 6/25/50 (144A)	168,778
220,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-HQA4, Class B2, 13.906% (1 Month USD LIBOR + 940 bps), 9/25/50 (144A)	241,317
280,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA1, Class B2, 11.41% (SOFR30A + 710 bps), 1/25/42 (144A)	240,861
280,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class B1, 9.06% (SOFR30A + 475 bps), 2/25/42 (144A)	272,315
500,000(a)	Freddie Mac STACR Trust, Series 2018-HQA2, Class B2, 15.506% (1 Month USD LIBOR + 1,100 bps), 10/25/48 (144A)	560,548
434,000(a)	Freddie Mac STACR Trust, Series 2019-DNA3, Class B2, 12.656% (1 Month USD LIBOR + 815 bps), 7/25/49 (144A)	449,264
500,000(a)	Freddie Mac STACR Trust, Series 2019-FTR2, Class B1, 7.506% (1 Month USD LIBOR + 300 bps), 11/25/48 (144A)	464,971
400,000(a)	Freddie Mac STACR Trust, Series 2019-FTR3, Class B2, 9.189% (1 Month USD LIBOR + 480 bps), 9/25/47 (144A)	337,258
200,000(b)	GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class B1, 5.143%, 9/27/60 (144A)	169,117
The accompanying notes are an integral part of these financial statements.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2319

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
300,000(a)	Home Re, Ltd., Series 2020-1, Class B1, 11.506% (1 Month USD LIBOR + 700 bps), 10/25/30 (144A)	$ 305,474
500,000(a)	Home Re, Ltd., Series 2021-2, Class B1, 8.46% (SOFR30A + 415 bps), 1/25/34 (144A)	458,351
175,000(a)	Home Re, Ltd., Series 2022-1, Class B1, 13.31% (SOFR30A + 900 bps), 10/25/34 (144A)	169,595
4,261,899(b)(c)	Hundred Acre Wood Trust, Series 2021-INV1, Class AX1, 0.227%, 7/25/51 (144A)	43,041
205,000(b)	Imperial Fund Mortgage Trust, Series 2021-NQM2, Class B2, 4.306%, 9/25/56 (144A)	129,523
8,406,733(b)(c)	JP Morgan Mortgage Trust, Series 2021-10, Class AX1, 0.123%, 12/25/51 (144A)	50,569
7,161,123(b)(c)	JP Morgan Mortgage Trust, Series 2021-8, Class AX1, 0.124%, 12/25/51 (144A)	43,076
150,000(a)	Oaktown Re VII, Ltd., Series 2021-2, Class B1, 8.71% (SOFR30A + 440 bps), 4/25/34 (144A)	129,552
500,000(a)	Radnor Re, Ltd., Series 2020-1, Class B1, 7.506% (1 Month USD LIBOR + 300 bps), 1/25/30 (144A)	455,514
450,000(b)	RMF Buyout Issuance Trust, Series 2022-HB1, Class M5, 4.50%, 4/25/32 (144A)	50,062
500,000(a)	STACR Trust, Series 2018-HRP2, Class B1, 8.706% (1 Month USD LIBOR + 420 bps), 2/25/47 (144A)	516,806
500,000(a)	STACR Trust, Series 2018-HRP2, Class B2, 15.006% (1 Month USD LIBOR + 1,050 bps), 2/25/47 (144A)	533,004
150,000(a)	Triangle Re, Ltd., Series 2020-1, Class B1, 12.256% (1 Month USD LIBOR + 775 bps), 10/25/30 (144A)	152,934
150,000(a)	Triangle Re, Ltd., Series 2021-3, Class B1, 9.26% (SOFR30A + 495 bps), 2/25/34 (144A)	121,589
200,000(a)	Triangle Re, Ltd., Series 2021-3, Class M2, 8.06% (SOFR30A + 375 bps), 2/25/34 (144A)	184,245
	Total Collateralized Mortgage Obligations (Cost $9,250,985)	$8,327,628

	Commercial Mortgage-Backed Securities—11.8% of Net Assets
500,000(b)	COMM Mortgage Trust, Series 2020-CBM, Class F, 3.633%, 2/10/37 (144A)	$ 429,247
250,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN1, Class B1, 12.06% (SOFR30A + 775 bps), 1/25/51 (144A)	236,430
250,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN3, Class B1, 11.16% (SOFR30A + 685 bps), 11/25/51 (144A)	219,973
The accompanying notes are an integral part of these financial statements.
20Pioneer Securitized Income Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
250,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN3, Class M2, 8.31% (SOFR30A + 400 bps), 11/25/51 (144A)	$ 224,010
250,000(a)	MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5, Class D, 7.097% (1 Month Term SOFR + 261 bps), 7/15/36 (144A)	234,656
500,000(a)	Multifamily Connecticut Avenue Securities Trust, Series 2020-01, Class M10, 8.256% (1 Month USD LIBOR + 375 bps), 3/25/50 (144A)	471,872
500,000(b)	Natixis Commercial Mortgage Securities Trust, Series 2019-FAME, Class E, 4.398%, 8/15/36 (144A)	395,129
500,000(a)	Natixis Commercial Mortgage Securities Trust, Series 2019-MILE, Class E, 8.058% (1 Month Term SOFR + 358 bps), 7/15/36 (144A)	451,491
260,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class AS, 5.706% (1 Month USD LIBOR + 120 bps), 7/25/36 (144A)	249,631
380,963(b)	Velocity Commercial Capital Loan Trust, Series 2020-1, Class M5, 4.29%, 2/25/50 (144A)	297,045
	Total Commercial Mortgage-Backed Securities (Cost $3,412,350)	$3,209,484

	Corporate Bonds — 0.5% of Net Assets
	Airlines — 0.5%
84,320	British Airways 2020-1 Class B Pass Through Trust, 8.375%, 11/15/28 (144A)	$ 83,935
56,433	United Airlines 2020-1 Class B Pass Through Trust, 4.875%, 1/15/26	54,991
	Total Airlines	$138,926
	Total Corporate Bonds (Cost $140,753)	$138,926

	U.S. Government and Agency Obligations — 8.5% of Net Assets
300,000	Federal National Mortgage Association, 4.500%, 2/1/53 (TBA)	$ 296,250
500,000	Federal National Mortgage Association, 4.500%, 3/1/53 (TBA)	493,633
The accompanying notes are an integral part of these financial statements.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2321

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
500,000	Federal National Mortgage Association, 5.500%, 2/1/53 (TBA)	$ 508,086
1,000,000	Federal National Mortgage Association, 6.000%, 3/1/53 (TBA)	1,025,703
	Total U.S. Government and Agency Obligations (Cost $2,318,199)	$2,323,672

Shares
	SHORT TERM INVESTMENTS — 11.3% of Net Assets
	Open-End Fund — 11.3%
3,061,504(d)	Dreyfus Government Cash Management, Institutional Shares, 4.23%	$ 3,061,504
		$ 3,061,504
	TOTAL SHORT TERM INVESTMENTS (Cost $3,061,504)	$3,061,504
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 108.0% (Cost $31,221,353)	$ 29,340,977
	OTHER ASSETS AND LIABILITIES — (8.0)%	$ (2,174,366)
	net assets — 100.0%	$27,166,611

(TBA)	“To Be Announced” Securities.
bps	Basis Points.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2023, the value of these securities amounted to $23,455,203, or 86.3% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at January 31, 2023.
(b)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at January 31, 2023.
(c)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(d)	Rate periodically changes. Rate disclosed is the 7-day yield at January 31, 2023.
The accompanying notes are an integral part of these financial statements.
22Pioneer Securitized Income Fund | Semiannual Report | 1/31/23

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized (Depreciation)
45	U.S. 10 Year Note (CBT)	3/22/23	$5,171,432	$5,153,203	$ (18,229)
TOTAL FUTURES CONTRACTS			$5,171,432	$5,153,203	$(18,229)
Purchases and sales of securities (excluding short-term investments) for the six months ended January 31, 2023, aggregated $5,178,275 and $5,700,802, respectively.
At January 31, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $31,221,353 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 158,944
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,057,549)
Net unrealized depreciation	$(1,898,605)
The accompanying notes are an integral part of these financial statements.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2323

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of January 31, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$ —	$12,279,763	$—	$12,279,763
Collateralized Mortgage Obligations	—	8,327,628	—	8,327,628
Commercial Mortgage-Backed Securities	—	3,209,484	—	3,209,484
Corporate Bonds	—	138,926	—	138,926
U.S. Government and Agency Obligations	—	2,323,672	—	2,323,672
Open-End Fund	3,061,504	—	—	3,061,504
Total Investments in Securities	$ 3,061,504	$ 26,279,473	$ —	$ 29,340,977
Other Financial Instruments
Net unrealized depreciation on futures contracts	$ (18,229)	$ —	$—	$ (18,229)
Total Other Financial Instruments	$ (18,229)	$ —	$ —	$ (18,229)
During the period ended January 31, 2023, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
24Pioneer Securitized Income Fund | Semiannual Report | 1/31/23

Statement of Assets and Liabilities  |  1/31/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $31,221,353)	$29,340,977
Cash	3,788
Futures collateral	116,913
Variation margin for futures contracts	10,547
Receivables —
Investment securities sold	1,483,613
Fund shares sold	12,308
Interest	88,554
Due from the Adviser	4,904
Other assets	17,384
Total assets	$ 31,078,988
LIABILITIES:
Payables —
Investment securities purchased	$ 3,791,496
Fund shares repurchased	5,433
Distributions	41,911
Trustees' fees	1,491
Management fees	2,032
Distribution fees	70
Accrued expenses	69,944
Total liabilities	$ 3,912,377
NET ASSETS:
Paid-in capital	$29,396,934
Distributable earnings (loss)	(2,230,323)
Net assets	$27,166,611
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $2,047,309/224,985 shares)	$ 9.10
Class Y (based on $25,119,302/2,759,418 shares)	$ 9.10
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.10 net asset value per share/100%-4.50% maximum sales charge)	$ 9.53
The accompanying notes are an integral part of these financial statements.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/23 25

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 1/31/23
INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 968,280
Dividends from unaffiliated issuers	36,301
Total Investment Income		$1,004,581
EXPENSES:
Management fees	$ 73,397
Administrative expenses	8,941
Transfer agent fees
Class A	14
Class Y	2,178
Distribution fees
Class A	2,537
Shareowner communications expense	1,445
Custodian fees	222
Registration fees	23,600
Professional fees	37,056
Printing expense	24,344
Officers' and Trustees' fees	4,920
Insurance expense	1
Miscellaneous	7,303
Total expenses		$ 185,958
Less fees waived and expenses reimbursed by the Adviser		(96,680)
Net expenses		$ 89,278
Net investment income		$ 915,303
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ (323,330)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(164,593)
Futures contracts	(18,229)	$ (182,822)
Net realized and unrealized gain (loss) on investments		$ (506,152)
Net increase in net assets resulting from operations		$ 409,151
The accompanying notes are an integral part of these financial statements.
26Pioneer Securitized Income Fund | Semiannual Report | 1/31/23

Statement of Changes in Net Assets
	Six Months Ended 1/31/23 (unaudited)	Year Ended 7/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 915,303	$ 1,191,702
Net realized gain (loss) on investments	(323,330)	530,591
Change in net unrealized appreciation (depreciation) on investments	(182,822)	(1,976,260)
Net increase (decrease) in net assets resulting from operations	$ 409,151	$ (253,967)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.46 and $0.58 per share, respectively)	$ (99,866)	$ (120,348)
Class Y ($0.47 and $0.61 per share, respectively)	(1,247,035)	(1,382,353)
Total distributions to shareowners	$ (1,346,901)	$ (1,502,701)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 1,268,475	$ 6,590,992
Reinvestment of distributions	1,146,760	1,399,934
Cost of shares repurchased	(769,381)	(1,763,070)
Net increase in net assets resulting from Fund share transactions	$ 1,645,854	$ 6,227,856
Net increase in net assets	$ 708,104	$ 4,471,188
NET ASSETS:
Beginning of period	$26,458,507	$21,987,319
End of period	$27,166,611	$26,458,507
	Six Months Ended 1/31/23 Shares (unaudited)	Six Months Ended 1/31/23 Amount (unaudited)	Year Ended 7/31/22 Shares	Year Ended 7/31/22 Amount
Class A
Shares sold	763	$ 6,839	2,303	$ 22,392
Reinvestment of distributions	10,648	96,764	12,248	120,139
Less shares repurchased	(1,721)	(15,347)	—	—
Net increase	9,690	$ 88,256	14,551	$ 142,531
Class Y
Shares sold	137,878	$1,261,636	669,318	$ 6,568,600
Reinvestment of distributions	115,498	1,049,996	130,490	1,279,795
Less shares repurchased	(82,908)	(754,034)	(184,428)	(1,763,070)
Net increase	170,468	$1,557,598	615,380	$ 6,085,325
The accompanying notes are an integral part of these financial statements.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2327

Financial Highlights
	Six Months Ended 1/31/23 (unaudited)	Year Ended 7/31/22	7/2/21 to 7/31/21*
Class A
Net asset value, beginning of period	$ 9.43	$10.11	$10.12
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.31	$ 0.45	$ 0.04
Net realized and unrealized gain (loss) on investments	(0.18)	(0.55)	(0.01)
Net increase (decrease) from investment operations	$ 0.13	$ (0.10)	$ 0.03
Distributions to shareowners:
Net investment income	$ (0.31)	$ (0.45)	$ (0.04)
Net realized gain	(0.15)	(0.13)	—
Total distributions	$ (0.46)	$ (0.58)	$ (0.04)
Net increase (decrease) in net asset value	$ (0.33)	$ (0.68)	$ (0.01)
Net asset value, end of period	$ 9.10	$ 9.43	$10.11
Total return (b)	1.44%(c)	(1.03)%	0.27%(c)
Ratio of net expenses to average net assets	0.90%(d)	0.88%	0.90%(d)
Ratio of net investment income (loss) to average net assets	6.63%(d)	4.58%	4.56%(d)
Portfolio turnover rate	22%(c)	36%	59%(c)
Net assets, end of period (in thousands)	$2,047	$2,031	$2,029
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.60%(d)	1.97%	5.42%(d)
Net investment income (loss) to average net assets	5.93%(d)	3.49%	0.04%(d)
*	Class A commenced operations on July 2, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
28Pioneer Securitized Income Fund | Semiannual Report | 1/31/23

	Six Months Ended 1/31/23 (unaudited)	Year Ended 7/31/22	Year Ended 7/31/21	12/10/19 to 7/31/20*
Class Y
Net asset value, beginning of period	$ 9.44	$ 10.11	$ 8.67	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.32	$ 0.48	$ 0.45	$ 0.28
Net realized and unrealized gain (loss) on investments	(0.19)	(0.54)	1.60	(1.33)
Net increase (decrease) from investment operations	$ 0.13	$ (0.06)	$ 2.05	$ (1.05)
Distributions to shareowners:
Net investment income	$ (0.32)	$ (0.48)	$ (0.45)	$ (0.28)
Net realized gain	(0.15)	(0.13)	(0.16)	—
Total distributions	$ (0.47)	$ (0.61)	$ (0.61)	$ (0.28)
Net increase (decrease) in net asset value	$ (0.34)	$ (0.67)	$ 1.44	$ (1.33)
Net asset value, end of period	$ 9.10	$ 9.44	$ 10.11	$ 8.67
Total return (b)	1.46%(c)	(0.68)%	24.32%	(10.30)%(c)
Ratio of net expenses to average net assets	0.65%(d)	0.65%	0.96%	0.99%(d)
Ratio of net investment income (loss) to average net assets	6.88%(d)	4.88%	4.69%	5.06%(d)
Portfolio turnover rate	22%(c)	36%	59%	82%(c)
Net assets, end of period (in thousands)	$25,119	$24,428	$19,958	$17,656
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.38%(d)	1.76%	2.50%	2.62%(d)
Net investment income (loss) to average net assets	6.15%(d)	3.77%	3.15%	3.43%(d)
*	Class Y commenced operations on December 10, 2019.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2329

Notes to Financial Statements  |  1/31/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Securitized Income Fund (the “Fund”) is one of four portfolios comprising Pioneer Series Trust IV (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, open-end management investment company. The Fund, which commenced operations on June 30, 2021, is the successor to Pioneer Securitized Income Fund, a closed-end interval fund (the “Predecessor Fund”). The Predecessor Fund transferred all of the net assets of common shares of the Predecessor Fund in exchange for Class Y shares of the Fund on June 30, 2021, in a one-to-one exchange ratio, pursuant to an agreement and plan of reorganization (the “Reorganization”) approved by the Board of Trustees of the Fund and the Predecessor Fund and by the majority shareholder of the Predecessor Fund. Accordingly, the Reorganization, which was a tax-free event to shareholders, had no effect on the Fund’s operations. As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund, and as such, the financial statements, and financial highlights for Class Y shares, reflect the financial information of the Predecessor Fund through June 30, 2021. The investment objective of the Fund is total return.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. As noted above, all of the net assets of common shares of the Predecessor Fund, which commenced operations on December 10, 2019, were transferred in exchange for Class Y shares of the Fund on June 30, 2021. Class A shares commenced operations on July 2, 2021. Class C and Class K shares had not commenced operations as of January 31, 2023. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights
30Pioneer Securitized Income Fund | Semiannual Report | 1/31/23

with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Fund has established and maintains a comprehensive derivatives risk management program, has appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”).
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2331

A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the ﬁnancial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a signiﬁcant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a signiﬁcant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ signiﬁcantly from exchange prices, and such differences could be material.
32Pioneer Securitized Income Fund | Semiannual Report | 1/31/23

B.	Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of January 31, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2333

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$1,419,855
Long-term capital gains	82,846
Total	$1,502,701
The following shows the components of distributable earnings (losses) on a federal income tax basis at July 31, 2022:
2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 18,304
Undistributed long-term capital gains	428,448
Current year dividend payable	(23,542)
Net unrealized depreciation	(1,715,783)
Total	$(1,292,573)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to the mark to market of futures contracts.
D.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $0 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2023.
E.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund (see Note 5). All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net
34Pioneer Securitized Income Fund | Semiannual Report | 1/31/23

investment income dividends to Class A and Class Y shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2335

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets
36Pioneer Securitized Income Fund | Semiannual Report | 1/31/23

have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, with respect to the issuer’s capacity to pay interest and repay principal, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund may invest in mortgage-related and asset-backed securities. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2337

The Fund may invest in credit risk transfer securities. Credit risk transfer securities are unguaranteed and unsecured debt securities issued by government sponsored enterprises and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR based investments held by the Fund or reduce the effectiveness of related transactions such as hedges.
38Pioneer Securitized Income Fund | Semiannual Report | 1/31/23

Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneﬁcial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
G.	Futures Contracts
The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.
All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2339

deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2023 is recorded as "Futures collateral" on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average notional value of futures contracts long position during the six months ended January 31, 2023 was $1,723,811. Open futures contracts outstanding at January 31, 2023 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.55% of the fund’s average daily net assets up to $1 billion and 0.50% of the fund’s average daily net assets over $1 billion. For the six months ended January 31, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.55% (annualized) of the Fund's average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 0.90% and 0.65% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense
40Pioneer Securitized Income Fund | Semiannual Report | 1/31/23

limitations are in effect through December 1, 2023. There can be no assurance that the Adviser will extend the expense limitations beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended January 31, 2023 are reflected in the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended January 31, 2023, the Fund paid $4,920 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At January 31, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $1,491 and did not have a payable for administrative expenses which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended January 31, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$ 9
Class Y	1,436
Total	$1,445
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2341

5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Included in “Due to afﬁliates” reﬂected on the Statement of Assets and Liabilities is $70 in distribution fees payable to the Distributor at January 31, 2023.
In addition, redemptions of each Class A shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended January 31, 2023, CDSCs in the amount of $0 were paid to the Distributor.
6.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
42Pioneer Securitized Income Fund | Semiannual Report | 1/31/23

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Liabilities
Net unrealized depreciation on futures contracts*	$ (18,229)	$ —	$ —	$ —	$ —
Total Value	$(18,229)	$—	$—	$—	$—

*	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at January 31, 2023 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$ (18,229)	$ —	$ —	$ —	$ —
Total Value	$(18,229)	$—	$—	$—	$—
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2343

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Securitized Income Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2022 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2022, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2022, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.
At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
44Pioneer Securitized Income Fund | Semiannual Report | 1/31/23

management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2345

with the performance of the Fund’s benchmark index. They also discussed the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions with respect to the Fund were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Fund’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some
46Pioneer Securitized Income Fund | Semiannual Report | 1/31/23

instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2347

Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
48Pioneer Securitized Income Fund | Semiannual Report | 1/31/23

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2349

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 31994-03-0323

Amundi Climate Transition Core Bond Fund
Semiannual Report  |  January 31, 2023

A: CTBAX	C: ACTCX	K: ACTKX	Y: CTCYX

visit us: www.amundi.com/us

Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, the father of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “Active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate the risks during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
March 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/233

Portfolio Management Discussion  |  1/31/23
In the following interview, Jonathan Duensing, Bradley Komenda, Jonathan Scott, and Chin Liu discuss the factors that affected the performance of Amundi Climate Transition Core Bond Fund during the abbreviated semiannual reporting period covering the Fund’s inception date of December 15, 2022, through January 31, 2023. Mr. Duensing, Senior Managing Director, Head of Fixed Income, US, and Director of Multi-Sector Fixed Income of Amundi US; Mr. Komenda, Managing Director and Director of Investment Grade Corporates of Amundi US; Mr. Scott, Senior Vice President and Deputy Director of Multi-Sector Fixed Income of Amundi US; and Mr. Liu, Managing Director, Director of Insurance-Linked Securities, and Director of Fixed Income Solutions and Responsible Investment Research of Amundi US, are responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the abbreviated semiannual reporting period between December 15, 2022 and January 31, 2023?
A	Amundi Climate Transition Core Bond Fund’s Class A shares returned 0.78% at net asset value for the period between December 15, 2022 and January 31, 2023, while the Fund’s benchmark, the Bloomberg US Aggregate Bond Index (the Bloomberg Index), returned 0.89%. In addition, for the one-month period between January 1, 2023 and January 31, 2023, the average return of the 647 mutual funds in Morningstar’s Intermediate Core-Plus Bond Category was 3.40%.
Q	Could you describe the Fund’s investment approach?
A	Our investment approach in managing the Fund’s portfolio takes into consideration an investment’s income and return prospects, relative to perceived risk, while also considering its climate-related characteristics. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income investments that meet Amundi US's climate transition criteria (the “Climate Transition Criteria”). The Climate Transition Criteria are designed to identify investments that have climate-positive characteristics and are consistent with the transition to a more sustainable economy, in terms of lower global greenhouse gas emissions, as considered by Amundi US.
Investments meeting the Climate Transition Criteria include those whose issuers, in the view of Amundi US, are participating in, or contributing to, the goal of achieving lower carbon
4Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

emissions; have developed and are implementing a viable sustainability plan; or have low direct carbon emissions or impact. In addition, bonds designed to support the climate transition or other environmental purposes (known as “green bonds”) may meet the Climate Transition Criteria.
Q	How would you describe the investment environment during the abbreviated semiannual reporting period between December 15, 2022 and January 31, 2023?
A	Riskier assets, such as equities and corporate bonds, rallied during the brief reporting period, amid growing optimism that the Federal Reserve (Fed) and other leading central banks were poised to stop raising interest rates. January 2023 saw US Treasury yields ease off their recent highs, based on the outlook for shifting monetary policy, boosting performance for fixed-income assets in general. In addition, the reopening of China’s economy as the government unwound its “Zero-COVID” policy eased investors’ concerns about slowing global economic growth. Against that backdrop, areas of the market that had lagged during the 2022 sell-off, such as growth stocks and corporate credit, outperformed during the abbreviated reporting period.
Q	How did you position the Fund’s portfolio during the abbreviated semiannual reporting period between December 15, 2022 and January 31, 2023?
A	We maintained a modestly above-benchmark (long duration) portfolio stance with respect to duration and corresponding interest-rate sensitivity during the period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) In addition, the Fund was significantly underweight to US Treasuries relative to the benchmark. With regard to corporate credit, we favored investments in financial
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/235

issuers – and banks, in particular – as we believe valuations in the sector have become historically dislocated relative to the industrials sector.
Q	Did the Fund have any exposure to derivative securities during the abbreviated semiannual reporting period between December 15, 2022 and January 31, 2023?
A	Yes, we invested the Fund in US Treasury futures during the period. The Fund also has the ability to invest in other derivatives, such as credit-default swaps. We utilize Treasury futures to express our views on interest-rate duration and yield-curve positioning in an efficient manner. While we did not utilize credit-default swaps during this first, abbreviated reporting period, we have the ability to utilize them as part of our efforts to either gain or reduce the portfolio’s exposures to both investment-grade and high-yield corporate bonds efficiently, as cash bond transactions take a little more time to execute, and have a higher liquidity cost. We believe the use of derivatives may allow the Fund to benefit from the performance effects of the targeted asset classes, while retaining a better liquidity profile in the investment strategy, which could help reduce portfolio risk.
Q	Did the Fund’s yield, or distributions* to shareholders, change during the abbreviated semiannual reporting period between December 15, 2022 and January 31, 2023?
A	Since the Fund was only in operation for approximately six weeks, there were no changes to the monthly distribution rate during the reporting period. However, the Fund did make its first distribution to shareholders on January 31, 2023.
Q	What is your investment outlook?
A	The US macroeconomic situation remains highly unusual, in our view, due to the lingering effects of COVID-19-related changes in consumption, production, and supply chains. As consumption has continued to shift away from goods to services and as supply chains have continued to normalize, manufacturing has slowed overall. Supply-chain disruptions have decreased significantly,
*	Distributions are not guaranteed.
6Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

but backlogs remain for many products. At the same time, the domestic job market has remained overheated, with job openings far in excess of available workers. Inflation has remained well above the Fed’s longer-run goal of 2%, and wage growth has been above levels consistent with that inflation target. The Fed has continued to focus on cooling the labor market to bring wage inflation down, and likely hopes that it can do so without tipping the economy into recession. However, we believe the path to such a “soft landing” for the economy remains narrow.
We believe clarity on when the Fed will eventually pause its rate-hiking cycle could boost investor demand for riskier assets in general, and provide a tailwind for fixed-income market returns, based on both spread tightening in the securitized and financials sectors, and declining interest rates over the near term. With that said, we still see elevated risk for a possible Fed policy mistake later this year, which could lead to a recession, and so we believe that a strong focus on credit selection remains critical.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/237

Please refer to the Schedule of Investments on pages 19-25 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
Securities issued by U.S. government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government.
The Fund may invest in mortgage-backed securities, the value of which, during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
8Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, social and political conditions, which could increase volatility. These risks are magnified in emerging markets.
Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income investments that meet Amundi US's climate transition criteria (the “Climate Transition Criteria”). Amundi US’s consideration of the Climate Transition Criteria in making investment decisions will result in the exclusion of investments the issuers of which do not meet the Climate Transition Criteria. To the extent other ESG information is considered in making investment decisions, such other ESG information also may result in the exclusion of investments. Excluding specific issuers limits the universe of investments available to the Fund as compared with other funds that do not consider the Climate Transition Criteria or ESG information, which may mean forgoing some investment opportunities available to funds that do not consider these criteria or information or having a portfolio with fewer holdings and/or less issuer diversification.
Amundi US’s focus on the carbon and climate-related characteristics of issuers may increase the Fund’s exposure to certain investments. The Fund is more susceptible to events or factors adversely affecting such investments, such as a decrease in governmental or other support for climate-related or environmental initiatives. The Fund’s relative performance also may be affected, depending on whether such investments are in or out of favor with the market. Under certain market conditions, the Fund may underperform funds that invest in a broader array of investments.
The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and other instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus. Before investing, consider the product's investment objectives, risks, charges, and expenses. Read it carefully.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/239

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
10Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

Portfolio Summary  |  1/31/23
Portfolio Diversification

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	U.S. Treasury Bonds, 4.00%, 11/15/52	6.26%
2.	U.S. Treasury Bonds, 3.75%, 12/31/27	6.04
3.	European Investment Bank, 2.125%, 4/13/26	4.07
4.	Federal Home Loan Mortgage Corp., 3.50%, 6/1/52	3.81
5.	Procter & Gamble Co., 4.10%, 1/26/26	3.80
6.	Federal Home Loan Mortgage Corp., 2.50%, 3/1/52	3.80
7.	Federal National Mortgage Association, 2.00%, 2/1/52	3.79
8.	Federal Home Loan Mortgage Corp., 3.00%, 4/1/42	3.77
9.	Federal Home Loan Mortgage Corp., 1.50%, 3/1/37	3.77
10.	Federal National Mortgage Association, 2.50%, 4/1/52	3.75

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2311

Prices and Distributions  |  1/31/23
Net Asset Value per Share
Class	1/31/23	12/15/22*
A	$10.05	$10.00
C	$10.05	$10.00
K	$10.05	$10.00
Y	$10.05	$10.00

Distributions per Share: 12/15/22* - 1/31/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.0277	$—	$—
C	$0.0216	$—	$—
K	$0.0300	$—	$—
Y	$0.0300	$—	$—
* The Fund commenced operations on December 15, 2022.
Index Definitions
The Bloomberg U.S. Aggregate Bond Index is an unmanaged measure of the US bond market. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13- 16.
12Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

Performance Update | 1/31/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Amundi Climate Transition Core Bond Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index.*
Average Annual Total Returns (As of January 31, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Bloomberg U.S. Aggregate Bond Index
Since Inception (12/15/22)	0.78%	-3.75%	0.89%
Expense Ratio (Per prospectus dated October 18, 2022)
Gross	Net
1.61%	0.73%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2025 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
* Performance of Class A shares of the Fund shown in the graph above is from the inception of Class A shares on 12/15/22 through 1/31/23. Index information shown in the graph above is from 12/31/22 through 1/31/23.
 The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2313

Performance Update | 1/31/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Amundi Climate Transition Core Bond Fund  at public offering price during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index.*
Average Annual Total Returns (As of January 31, 2023)
Period	If Held	If Redeemed	Bloomberg U.S. Aggregate Bond Index
Since Inception (12/15/22)	0.72%	-0.28%	0.89%
Expense Ratio (Per prospectus dated October 18, 2022)
Gross	Net
2.36%	1.48%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share.  “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2025 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
* Performance of Class C shares of the Fund shown in the graph above is from the inception of Class C shares on 12/15/22 through 1/31/23. Index information shown in the graph above is from 12/31/22 through 1/31/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

Performance Update | 1/31/23	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Amundi Climate Transition Core Bond Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index.*
Average Annual Total Returns (As of January 31, 2023)
Period	Net Asset Value (NAV)	Bloomberg U.S. Aggregate Bond Index
Since Inception (12/15/22)	0.80%	0.89%
Expense Ratio (Per prospectus dated October 18, 2022)
Gross	Net
1.23%	0.45%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2025 for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
* Performance of Class K shares of the Fund shown in the graph above is from the inception of Class K shares on 12/15/22 through 1/31/23. Index information shown in the graph above is from 12/31/22 through 1/31/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2315

Performance Update | 1/31/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Amundi Climate Transition Core Bond Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index.*
Average Annual Total Returns (As of January 31, 2023)
Period	Net Asset Value (NAV)	Bloomberg U.S. Aggregate Bond Index
Since Inception (12/15/22)	0.80%	0.89%
Expense Ratio (Per prospectus dated October 18, 2022)
Gross	Net
1.35%	0.45%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2025 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
* Performance of Class Y shares of the Fund shown in the graph above is from the inception of Class Y shares on 12/15/22 through 1/31/23. Index information shown in the graph above is from 12/31/22 through 1/31/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Amundi Climate Transition Core Bond Fund
Based on actual returns from December 15, 2022 (commencement of operations) through January 31, 2023.
Share Class	A	C	K	Y
Beginning Account Value on 12/15/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 1/31/23	$1,007.80	$1,007.20	$1,008.00	$1,008.00
Expenses Paid During Period*	$0.90	$1.87	$0.58	$0.58

*	Expenses are equal to the Fund’s annualized expense ratio of 0.70%, 1.45%, 0.45%, and 0.45% for Class A, Class C, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 47/365 (to reﬂect the partial year period).
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2317

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Amundi Climate Transition Core Bond Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2022 through January 31, 2023.
Share Class	A	C	K	Y
Beginning Account Value on 8/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 1/31/23	$1,021.68	$1,017.90	$1,022.94	$1,022.94
Expenses Paid During Period*	$3.57	$7.37	$2.29	$2.29

*	Expenses are equal to the Fund’s annualized expense ratio of 0.70%, 1.45%, 0.45%, and 0.45% for Class A, Class C, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the partial year period). For comparative purposes, the hypothetical expenses shown are presented as if the Class had been in existence from August 1, 2022.
18Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

Schedule of Investments   |  1/31/23
(unaudited)
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 103.0%
	Asset Backed Securities — 1.2% of Net Assets
250,000	Tesla Auto Lease Trust, Series 2021-A, Class B, 1.02%, 3/20/25 (144A)	$ 240,467
	Total Asset Backed Securities (Cost $239,926)	$240,467

	Commercial Mortgage-Backed Securities—5.0% of Net Assets
476,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series KG04, Class A2, 1.487%, 11/25/30	$ 395,563
500,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series KG06, Class A2, 1.777%, 10/25/31	418,216
250,000	SLG Office Trust, Series 2021-OVA, Class A, 2.585%, 7/15/41 (144A)	209,022
	Total Commercial Mortgage-Backed Securities (Cost $1,016,193)	$1,022,801

	Corporate Bonds — 47.8% of Net Assets
	Aerospace & Defense — 0.5%
100,000	Boeing Co., 5.805%, 5/1/50	$ 102,090
	Total Aerospace & Defense	$102,090
	Auto Manufacturers — 4.1%
200,000	American Honda Finance Corp., 4.75%, 1/12/26	$ 201,660
150,000	Daimler Truck Finance North America LLC, 5.125%, 1/19/28 (144A)	151,452
200,000	Ford Motor Credit Co. LLC, 6.95%, 3/6/26	204,516
70,000	General Motors Financial Co., Inc., 6.40%, 1/9/33	72,766
200,000	Toyota Motor Credit Corp., 4.625%, 1/12/28	202,033
	Total Auto Manufacturers	$832,427
	Banks — 18.0%
300,000(a)	Bank of America Corp., 1.658% (SOFR + 91 bps), 3/11/27	$ 270,922
120,000(a)	Bank of America Corp., 2.687% (SOFR + 132 bps), 4/22/32	101,310
300,000(a)	Bank of New York Mellon Corp., 4.543% (SOFR + 117 bps), 2/1/29	299,761
150,000(b)	Bank of Nova Scotia, 4.75%, 2/2/26	149,903
200,000(a)	BNP Paribas S.A., 5.125% (1 Year CMT Index + 145 bps), 1/13/29 (144A)	201,668
200,000(a)	CaixaBank SA, 6.208% (SOFR + 270 bps), 1/18/29 (144A)	202,878
100,000	Citigroup, Inc., 4.45%, 9/29/27	98,111
The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2319

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Banks — (continued)
100,000(a)	Goldman Sachs Group, Inc., 4.223% (3 Month USD LIBOR + 130 bps), 5/1/29	$ 96,426
100,000(a)	JPMorgan Chase & Co., 5.717% (SOFR + 258 bps), 9/14/33	103,173
250,000	KeyBank N.A., 5.00%, 1/26/33	250,634
130,000(a)	Morgan Stanley, 2.484% (SOFR + 136 bps), 9/16/36	100,771
30,000(a)	Morgan Stanley, 5.948% (5 Year CMT Index + 243 bps), 1/19/38	30,658
250,000	National Australia Bank, Ltd., 6.429%, 1/12/33 (144A)	259,878
20,000(a)	PNC Financial Services Group, Inc., 5.068% (SOFR + 193 bps), 1/24/34	20,174
200,000(a)	Societe Generale S.A., 6.446% (1 Year CMT Index + 255 bps), 1/10/29 (144A)	207,464
200,000(a)	Standard Chartered Plc, 6.17% (1 Year CMT Index + 205 bps), 1/9/27 (144A)	204,899
85,000(a)	State Street Corp., 4.821% (SOFR + 157 bps), 1/26/34	85,431
200,000	Sumitomo Mitsui Financial Group, Inc., 5.52%, 1/13/28	206,366
145,000(a)	Truist Financial Corp., 4.873% (SOFR + 144 bps), 1/26/29	145,820
200,000(a)	UBS Group AG, 5.711% (1 Year CMT Index + 155 bps), 1/12/27 (144A)	202,570
300,000(a)(b)	US Bancorp, 4.653% (SOFR + 123 bps), 2/1/29	299,745
100,000(a)	Wells Fargo & Co., 3.526% (SOFR + 151 bps), 3/24/28	95,100
	Total Banks	$3,633,662
	Beverages — 1.5%
300,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36	$ 297,318
	Total Beverages	$297,318
	Computers — 1.4%
405,000	Apple, Inc., 2.65%, 2/8/51	$ 286,522
	Total Computers	$286,522
	Cosmetics/Personal Care — 3.7%
750,000	Procter & Gamble Co., 4.10%, 1/26/26	$ 749,675
	Total Cosmetics/Personal Care	$749,675
	Diversified Financial Services — 2.1%
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, 10/29/26	$ 134,940
100,000	Air Lease Corp., 5.30%, 2/1/28	99,835
The accompanying notes are an integral part of these financial statements.
20Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	Diversified Financial Services — (continued)
150,000(a)(b)	Capital One Financial Corp., 5.468% (SOFR + 208 bps), 2/1/29	$ 150,955
30,000(a)(b)	Capital One Financial Corp., 5.817% (SOFR + 260 bps), 2/1/34	30,232
	Total Diversified Financial Services	$415,962
	Electric — 0.5%
100,000	WEC Energy Group, Inc., 4.75%, 1/15/28	$ 100,513
	Total Electric	$100,513
	Hand & Machine Tools — 0.4%
85,000	Regal Rexnord Corp., 6.30%, 2/15/30 (144A)	$ 86,671
	Total Hand & Machine Tools	$86,671
	Insurance — 1.7%
150,000	Metropolitan Life Global Funding I, 5.05%, 1/6/28 (144A)	$ 153,061
80,000	New York Life Global Funding, 4.55%, 1/28/33 (144A)	80,226
100,000	New York Life Global Funding, 4.85%, 1/9/28 (144A)	101,822
	Total Insurance	$335,109
	Internet — 1.5%
385,000	Amazon.com, Inc., 3.10%, 5/12/51	$ 292,728
	Total Internet	$292,728
	Media — 1.5%
420,000	Comcast Corp., 2.887%, 11/1/51	$ 293,203
	Total Media	$293,203
	Pharmaceuticals — 5.8%
330,000	AbbVie, Inc., 4.25%, 11/21/49	$ 295,404
315,000	Bristol-Myers Squibb Co., 4.25%, 10/26/49	290,444
300,000	Cigna Corp., 4.375%, 10/15/28	297,511
300,000	CVS Health Corp., 4.30%, 3/25/28	294,920
	Total Pharmaceuticals	$1,178,279
	REITs — 0.2%
35,000	Sun Communities Operating LP, 5.70%, 1/15/33	$ 35,617
	Total REITs	$35,617
	Retail — 1.5%
100,000	AutoZone, Inc., 4.50%, 2/1/28	$ 99,709
200,000	Target Corp., 4.40%, 1/15/33	199,951
	Total Retail	$299,660
The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2321

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Semiconductors — 0.5%
120,000	Broadcom, Inc., 3.469%, 4/15/34 (144A)	$ 99,495
	Total Semiconductors	$99,495
	Software — 1.4%
410,000	Microsoft Corp., 2.525%, 6/1/50	$ 292,171
	Total Software	$292,171
	Telecommunications — 1.0%
135,000	AT&T, Inc., 3.50%, 9/15/53	$ 99,623
125,000	Verizon Communications, Inc., 3.55%, 3/22/51	96,933
	Total Telecommunications	$196,556
	Trucking & Leasing — 0.5%
100,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 5.70%, 2/1/28 (144A)	$ 102,528
	Total Trucking & Leasing	$102,528
	Total Corporate Bonds (Cost $9,500,438)	$9,630,186

	Foreign Government Bonds — 5.0% of Net Assets
	Israel — 1.0%
200,000	Israel Government International Bond, 4.500%, 1/17/33	$ 200,184
	Total Israel	$200,184
	Supranational — 4.0%
850,000	European Investment Bank, 2.125%, 4/13/26	$ 802,468
	Total Supranational	$802,468
	Total Foreign Government Bonds (Cost $1,005,642)	$1,002,652

	U.S. Government and Agency Obligations — 38.8% of Net Assets
838,369	Federal Home Loan Mortgage Corp., 1.500%, 3/1/37	$ 743,024
258,074	Federal Home Loan Mortgage Corp., 2.500%, 8/1/51	226,456
854,459	Federal Home Loan Mortgage Corp., 2.500%, 3/1/52	748,901
804,562	Federal Home Loan Mortgage Corp., 3.000%, 4/1/42	743,301
799,894	Federal Home Loan Mortgage Corp., 3.500%, 6/1/52	750,838
887,003	Federal National Mortgage Association, 2.000%, 2/1/52	746,763
842,925	Federal National Mortgage Association, 2.500%, 4/1/52	739,153
250,000	Federal National Mortgage Association, 3.010%, 8/1/34	225,430
500,000	Federal National Mortgage Association, 3.190%, 6/1/29	472,549
The accompanying notes are an integral part of these financial statements.
22Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
1,178,500	U.S. Treasury Bonds, 3.750%, 12/31/27	$ 1,191,850
1,154,700	U.S. Treasury Bonds, 4.000%, 11/15/52	1,234,807
	Total U.S. Government and Agency Obligations (Cost $7,713,650)	$7,823,072

Shares
SHORT TERM INVESTMENTS — 5.2% of Net Assets
Open-End Fund — 5.2%
1,042,509(c)	Dreyfus Government Cash Management, Institutional Shares, 4.23%	$ 1,042,509
$ 1,042,509
	TOTAL SHORT TERM INVESTMENTS (Cost $1,042,509)	$1,042,509
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 103.0% (Cost $20,518,358)	$ 20,761,687
	OTHER ASSETS AND LIABILITIES — (3.0)%	$ (605,469)
	net assets — 100.0%	$ 20,156,218

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2023, the value of these securities amounted to $2,504,101, or 12.4% of net assets.
(a)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at January 31, 2023.
(b)	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
(c)	Rate periodically changes. Rate disclosed is the 7-day yield at January 31, 2023.
The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2323

Schedule of Investments   |  1/31/23
(unaudited) (continued)
FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized (Depreciation)
20	U.S. 2 Year Note (CBT)	3/31/23	$4,122,391	$4,112,969	$ (9,422)
5	U.S. 5 Year Note (CBT)	3/31/23	547,395	546,211	(1,184)
			$4,669,786	$4,659,180	$(10,606)
Number of Contracts Short	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
6	U.S. 10 Year Note (CBT)	3/22/23	$ (684,829)	$ (687,094)	$ (2,265)
17	U.S. 10 Year Ultra Bond (CBT)	3/22/23	(2,066,738)	(2,060,453)	6,285
2	U.S. Long Bond (CBT)	3/22/23	(258,870)	(259,750)	(880)
			$(3,010,437)	$(3,007,297)	$ 3,140
TOTAL FUTURES CONTRACTS			$ 1,659,349	$ 1,651,883	$(7,466)
Purchases and sales of securities (excluding short-term investments) for the period ended January 31, 2023 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$ 3,178,118	$856,132
Other Long-Term Securities	$17,115,853	$ —
At January 31, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $20,518,358 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$260,879
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(25,016)
Net unrealized appreciation	$235,863
The accompanying notes are an integral part of these financial statements.
24Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of January 31, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$ —	$ 240,467	$—	$ 240,467
Commercial Mortgage-Backed Securities	—	1,022,801	—	1,022,801
Corporate Bonds	—	9,630,186	—	9,630,186
Foreign Government Bonds	—	1,002,652	—	1,002,652
U.S. Government and Agency Obligations	—	7,823,072	—	7,823,072
Open-End Fund	1,042,509	—	—	1,042,509
Total Investments in Securities	$ 1,042,509	$19,719,178	$ —	$20,761,687
Other Financial Instruments
Net unrealized depreciation on futures contracts	$ (7,466)	$ —	$—	$ (7,466)
Total Other Financial Instruments	$ (7,466)	$ —	$ —	$ (7,466)
During the period ended January 31, 2023, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2325

Statement of Assets and Liabilities  |  1/31/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $20,518,358)	$20,761,687
Cash	508
Futures collateral	548,813
Receivables —
Investment securities sold	740,671
Interest	116,894
Due from the Adviser	102,711
Other assets	53,532
Total assets	$22,324,816
LIABILITIES:
Payables —
Investment securities purchased	$ 2,117,117
Distributions	8,839
Trustees' fees	645
Variation margin for futures contracts	508
Management fees	963
Administrative expenses	215
Distribution fees	172
Accrued expenses	40,139
Total liabilities	$ 2,168,598
NET ASSETS:
Paid-in capital	$20,050,090
Distributable earnings	106,128
Net assets	$ 20,156,218
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,007,595/100,234 shares)	$ 10.05
Class C (based on $1,006,719/100,183 shares)	$ 10.05
Class K (based on $1,007,884/100,254 shares)	$ 10.05
Class Y (based on $17,134,020/1,704,313 shares)	$ 10.05
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $10.05 net asset value per share/100%-4.50% maximum sales charge)	$ 10.52
The accompanying notes are an integral part of these financial statements.
26Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

Statement of Operations (unaudited)
FOR THE PERIOD FROM 12/15/22* TO 1/31/23
INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 62,817
Dividends from unaffiliated issuers	49,218
Total Investment Income		$ 112,035
EXPENSES:
Management fees	$ 8,970
Administrative expenses	744
Distribution fees
Class A	321
Class C	1,281
Custodian fees	38
Registration fees	21,039
Professional fees	103,851
Printing expense	12,849
Officers' and Trustees' fees	645
Miscellaneous	2,400
Total expenses		$ 152,138
Less fees waived and expenses reimbursed by the Adviser		(139,004)
Net expenses		$ 13,134
Net investment income		$ 98,901
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 24,839
Futures contracts	(194,545)	$(169,706)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 243,329
Futures contracts	(7,466)	$ 235,863
Net realized and unrealized gain (loss) on investments		$ 66,157
Net increase in net assets resulting from operations		$ 165,058
* The Fund commenced operations on December 15, 2022.
The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2327

Statements of Changes in Net Assets
Period From 12/15/22* to 1/31/23 (unaudited)
FROM OPERATIONS:
Net investment income (loss)	$ 98,901
Net realized gain (loss) on investments	(169,706)
Change in net unrealized appreciation (depreciation) on investments	235,863
Net increase in net assets resulting from operations	$ 165,058
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.03 and $— per share, respectively)	$ (2,770)
Class C ($0.02 and $— per share, respectively)	(2,160)
Class K ($0.03 and $— per share, respectively)	(3,000)
Class Y ($0.03 and $— per share, respectively)	(51,000)
Total distributions to shareowners	$ (58,930)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$20,000,000
Reinvestment of distributions	50,090
Net increase in net assets resulting from Fund share transactions	$20,050,090
Net increase in net assets	$ 20,156,218
NET ASSETS:
Beginning of period	$ —
End of period	$ 20,156,218
*	The Fund commenced operations on December 15, 2022.
The accompanying notes are an integral part of these financial statements.
28Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

	Period From 12/15/22* to 1/31/23 Shares (unaudited)	Period From 12/15/22* to 1/31/23 Amount (unaudited)
Class A
Shares sold	100,000	$ 1,000,000
Reinvestment of distributions	234	2,354
Less shares repurchased	—	—
Net increase	100,234	$ 1,002,354
Class C
Shares sold	100,000	$ 1,000,000
Reinvestment of distributions	183	1,836
Less shares repurchased	—	—
Net increase	100,183	$ 1,001,836
Class K
Shares sold	100,000	$ 1,000,000
Reinvestment of distributions	254	2,550
Less shares repurchased	—	—
Net increase	100,254	$ 1,002,550
Class Y
Shares sold	1,700,000	$17,000,000
Reinvestment of distributions	4,313	43,350
Less shares repurchased	—	—
Net increase	1,704,313	$17,043,350
*	The Fund commenced operations on December 15, 2022.
The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2329

Financial Highlights
12/15/22* to 1/31/23 (unaudited)
Class A
Net asset value, beginning of period	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.05
Net realized and unrealized gain (loss) on investments	0.03
Net increase (decrease) from investment operations	$ 0.08
Distributions to shareowners:
Net investment income	$ (0.03)
Total distributions	$ (0.03)
Net increase (decrease) in net asset value	$ 0.05
Net asset value, end of period	$10.05
Total return (b)	0.78%(c)
Ratio of net expenses to average net assets	0.70%(d)
Ratio of net investment income (loss) to average net assets	3.67%(d)
Portfolio turnover rate	6%(c)
Net assets, end of period (in thousands)	$1,008
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	6.13%(d)
Net investment income (loss) to average net assets	(1.76)%(d)
*	Class A commenced operations on December 15, 2022.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
30Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

12/15/22* to 1/31/23 (unaudited)
Class C
Net asset value, beginning of period	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.04
Net realized and unrealized gain (loss) on investments	0.03
Net increase (decrease) from investment operations	$ 0.07
Distributions to shareowners:
Net investment income	$ (0.02)
Total distributions	$ (0.02)
Net increase (decrease) in net asset value	$ 0.05
Net asset value, end of period	$10.05
Total return (b)	0.72%(c)
Ratio of net expenses to average net assets	1.45%(d)
Ratio of net investment income (loss) to average net assets	2.92%(d)
Portfolio turnover rate	6%(c)
Net assets, end of period (in thousands)	$1,007
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	6.87%(d)
Net investment income (loss) to average net assets	(2.50)%(d)
*	Class C commenced operations on December 15, 2022.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2331

Financial Highlights  (continued)
12/15/22* to 1/31/23 (unaudited)
Class K
Net asset value, beginning of period	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.05
Net realized and unrealized gain (loss) on investments	0.03
Net increase (decrease) from investment operations	$ 0.08
Distributions to shareowners:
Net investment income	$ (0.03)
Total distributions	$ (0.03)
Net increase (decrease) in net asset value	$ 0.05
Net asset value, end of period	$10.05
Total return (b)	0.80%(c)
Ratio of net expenses to average net assets	0.45%(d)
Ratio of net investment income (loss) to average net assets	3.92%(d)
Portfolio turnover rate	6%(c)
Net assets, end of period (in thousands)	$1,008
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	5.87%(d)
Net investment income (loss) to average net assets	(1.50)%(d)
*	Class K commenced operations on December 15, 2022.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
32Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

12/15/22* to 1/31/23 (unaudited)
Class Y
Net asset value, beginning of period	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.05
Net realized and unrealized gain (loss) on investments	0.03
Net increase (decrease) from investment operations	$ 0.08
Distributions to shareowners:
Net investment income	$ (0.03)
Total distributions	$ (0.03)
Net increase (decrease) in net asset value	$ 0.05
Net asset value, end of period	$ 10.05
Total return (b)	0.80%(c)
Ratio of net expenses to average net assets	0.45%(d)
Ratio of net investment income (loss) to average net assets	3.92%(d)
Portfolio turnover rate	6%(c)
Net assets, end of period (in thousands)	$17,134
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	5.87%(d)
Net investment income (loss) to average net assets	(1.50)%(d)
*	Class Y commenced operations on December 15, 2022.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2333

Notes to Financial Statements  |  1/31/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Amundi Climate Transition Core Bond Fund (the “Fund”) is one of four portfolios comprising Pioneer Series Trust IV (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company. The Fund’s investment objective is to seek a combination of income and capital appreciation.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class A, Class C, Class K and Class Y commenced operations on December 15, 2022. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief
34Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2335

third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities..
36Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2337

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 15, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $0 in underwriting commissions on the sale of Class A shares during the period ended January 31, 2023.
38Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2339

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial
40Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income investments that meet Amundi US's climate transition criteria (the “Climate Transition Criteria”). Amundi US’s consideration of the Climate Transition Criteria in making investment decisions will result in the exclusion of investments the issuers of which do not meet the Climate Transition Criteria. To the extent other ESG information is considered in making investment decisions, such other ESG information also may result in the exclusion of investments. Excluding specific issuers limits the universe of investments available to
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2341

the Fund as compared with other funds that do not consider the Climate Transition Criteria or ESG information, which may mean forgoing some investment opportunities available to funds that do not consider these criteria or information or having a portfolio with fewer holdings and/or less issuer diversification. Accordingly, the Fund may underperform other funds that do not utilize an investment strategy that considers the Climate Transition Criteria or ESG information. Amundi US may use third party climate information (such as pertaining to carbon-related issuer characteristics or whether an issuer has a viable sustainability plan) or ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.
Amundi US's focus on the carbon and climate-related characteristics of issuers may increase the Fund’s exposure to certain investments. The Fund is more susceptible to events or factors adversely affecting such investments, such as a decrease in governmental or other support for climate-related or environmental initiatives or an increase in the cost of implementing climate-related initiatives. The Fund’s relative performance also may be affected, depending on whether such investments are in or out of favor with the market. Under certain market conditions, the Fund may underperform funds that invest in a broader array of investments.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how
42Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneﬁcial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2343

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.
Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average notional value of futures contracts long position and futures contracts short position during the period ended January 31, 2023 were $1,556,595 and $1,003,479, respectively. Open futures contracts outstanding at January 31, 2023 are listed in the Schedule of Investments.
I.	When-Issued Securities
Certain Funds may purchase and sell securities on a when-issued basis, including To Be Announced (“TBA”) securities. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a
44Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.35% (annualized) of the Fund’s average daily net assets up to $1 billion, 0.30% of the next $5 billion of the fund’s average daily net assets and 0.25% of the fund’s average daily net assets over $6 billion. For the period ended January 31, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 35% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 0.73%, 1.48%, 0.45% and 0.45%, of the average daily net assets attributable to Class A, Class C, Class K and Class Y shares, respectively. These expense limitations will be in effect through December 1, 2025. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the period ended January 31, 2023 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the period ended January 31, 2023, the Fund paid $645 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At January 31, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $645 and a payable for administrative expenses of $215, which includes the payable for Officers' compensation.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2345

4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the period ended January 31, 2023, CDSCs in the amount of $0 were paid to the Distributor.
6.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
46Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Liabilities
Net unrealized depreciation on futures contracts*	$7,466	$ —	$ —	$ —	$ —
Total Value	$7,466	$—	$—	$—	$—

*	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at January 31, 2023 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$ (194,545)	$ —	$ —	$ —	$ —
Total Value	$(194,545)	$—	$—	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$ (7,466)	$ —	$ —	$ —	$ —
Total Value	$ (7,466)	$—	$—	$—	$—
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2347

Approval of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Amundi Climate Transition Core Bond Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. Based on their evaluation of the information provided by Amundi US, the Trustees, including the Independent Trustees voting separately, unanimously approved an investment management agreement for the Fund. In approving the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that would be provided by Amundi US to the Fund under the investment management agreement. The Trustees reviewed Amundi US’s investment approach for the Fund and its research process, and considered the resources of Amundi US and the personnel of Amundi US who would provide investment management services to the Fund. The Trustees also considered that, as administrator, Amundi US would be responsible for the administration of the Fund’s business and other affairs. The Trustees considered the quality of such services provided by Amundi US to the other Pioneer Funds. Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi US would provide to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
The Trustees did not consider the Fund’s performance in approving the investment management agreement because the Fund was newly-offered and did not have a performance history.
Management Fee and Expenses
The Trustees considered information presented by Amundi US that compared the Fund’s proposed management fee and anticipated expense ratio with a peer group of funds, as classified by Morningstar, Inc. The Trustees considered that the Fund’s proposed management fee would rank in the 26th percentile of the peer group. The Trustees also considered that the Fund’s anticipated net expense ratio of the Fund’s Class A shares would rank in the 20th percentile of the peer group. The Trustees also
48Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

considered that the Fund’s anticipated net expense ratio of the Fund’s Class Y shares would rank in the 18th percentile of the peer group. The Trustees noted the investment management expertise and resources required to implement the Fund's specialized investment strategy. The Trustees concluded that the proposed management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of services to be provided by Amundi US.
Profitability
The Trustees did not consider Amundi US’s profitability with respect to the management of the Fund in approving the investment management agreement because the Fund was newly-offered and profitability information was not available.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.
Other Benefits
The Trustees considered the other potential benefits to Amundi US from its relationship with the Fund, including the character and amount of fees that would be paid by the Fund, other than under the investment management agreement, for services that would be provided by Amundi US and its affiliates, and the revenues and profitability of Amundi US’s businesses other than the fund business. The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that would derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2349

portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund would receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the investment management agreement.
50Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/23

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2351

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 33125-00-0323

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds	• Accounting research assistance • SEC consultation, registration statements, and reporting

• Tax accrual related matters

• Implementation of new accounting standards

• Compliance letters (e.g. rating agency letters)

• Regulatory reviews and assistance regarding financial matters

• Semi-annual reviews (if requested)

• Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule	• AICPA attest and agreed-upon procedures • Technology control assessments

	210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

•  Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

III. TAX SERVICES	Services which are not prohibited by the Rule,	• Tax planning and support • Tax controversy assistance

	if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE

SUBCATEGORIES

PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section  906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust IV

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date April 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date April 6, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date April 6, 2023

*	Print the name and title of each signing officer under his or her signature.